COREFUND

Family of Mutual Funds



1995
Semi-Annual Report
to Our
Shareholders
December 31, 1995

                                  [GRAPHIC 1]
                        [SEE DESCRIPTION IN APPENDIX A}


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                                  [GRAPHIC 2]
                        [SEE DESCRIPTION IN APPENDIX A}




/ / TABLE OF CONTENTS
--------------------------------------------------------------
Message to Our Shareholders............................. 1
CSIA Management Profile................................. 2
Fund Descriptions....................................... 2
Investment Advisers' Review............................. 4
Understanding Performance & Terms....................... 7
Managers' Discussion of Fund Performance................10
Financial Statements....................................26




COREFUND
Family of Mutual Funds

At the center of your investment needs.





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  Message to Our Shareholders                                       / / CoreFund

     Unprecedented achievement. It was an exceptional year in 1995 for the stock market, culminating with the breaking of the 5,000-point barrier by the Dow Jones Industrial Average. This was a remarkable achievement that prompted new confidence among investors. The surge was led by growth stocks, with value stocks also performing well.

     It was also a good year for bonds and money markets, which bounced back once it became clear inflation was still under control. Overall, strong trends in all markets led to an unprecedented show of confidence in mutual funds by U.S. investors, who closed the year by pouring nearly record amounts into stock funds, particularly growth and income stock funds.

                                   [GRAPHIC 3]
                        [SEE APPENDIX A FOR DESCRIPTION]


     Unprecedented opportunity. As the reports that begin on page 10 demonstrate, the CoreFund Family of Mutual Funds benefited from these favorable market conditions and generated attractive returns for our shareholders. As we begin the new year, we are excited about several new initiatives we are undertaking, which promise to further expand the array of investment options we can extend to new and existing shareholders. We also continue to develop new ways to improve our service to customers. Overall, there are many reasons to be optimistic about the outlook for 1996 -- both as it relates to the complete investment climate, and for CoreFunds shareholders in particular.

     Continued cause for caution. At the same time, there are signs that speak to a continued need for prudence when fashioning investment strategies. The primary cause of concern is continued uncertainty about the action -- or lack of action -- to be taken in Washington regarding the Federal deficit. Investors will also be keeping a wary eye on inflation and potential interest-rate adjust-ments by the Federal Reserve Board. Clearly, we must remain ever-vigilant to the possibility that political and/or economic forces could quickly reverse the favorable trends we have enjoyed in recent months.


     More than ever, therefore, we remind all investors to stay focused on the long term, and to take steps to diversify their portfolios properly, in accordance with their individual investment goals and risk/reward preferences. All of us in the CoreFund family are renewing our determination to ensure satisfactory investment experiences for each of our valued shareholders -- no matter what the future may bring in the way of "unprecedented" change.


                                    Emil J. Mikity
                                    Chairman


                                       1
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December 31, 1995
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More about the investment
adviser of the CoreFunds.

     CoreFund, Inc. is a family of 17 mutual funds* managed by CoreStates Investment Advisers, Inc. (CSIA), an affiliate of CoreStates Financial Corp. CoreStates is one of the nation's largest and most respected banking institutions, with a commitment to exceptional service dating back nearly two centuries. As the investment adviser to CoreFund, CSIA is dedicated to providing professional investment management to CoreFund investors.

     For years, CSIA has served the financial needs of institutions, corporations, municipalities, and individual investors. And today, it manages more than $10 billion in assets, including approximately $2 billion in the CoreFund Family of Mutual Funds.

          A  full  range  of  quality  funds,  professional  management,   clear
communication, and convenience are all part of the reason why CoreFund can be at the center of all your investment needs.

[LOGO]
CoreStates
Investment Advisers


The right choices for a
well-rounded investment program.

     The CoreFund family offers a diverse range of high-quality mutual fund investment options designed to help you reach your financial goals. These include: the capital appreciation potential of equity funds; the income potential of fixed-income funds; the stability of money market funds; and the expanded reach and potential of international funds. By allowing free exchange among all funds, CoreFund makes it easy for you to adapt your individual investment program to your changing needs.


Equity (Stock) Funds
     The primary objective of equity funds is long-term growth through investments in stocks. Historically, the stock market has provided significantly higher returns than the other major categories of investment, such as fixed income and money market instruments. Yet, because equity funds invest in stocks whose share prices can rise or fall, shares in an equity fund "when sold" may be worth more or less than their original cost.

     Growth Equity Fund seeks to provide capital appreciation and an increasing flow of dividends by investing in common stocks and other equity securities whose earnings are expected to grow faster than the economy and, therefore, the market as a whole.

     Value Equity Fund seeks maximum total return from a combination of capital appreciation and investment income, by investing in stocks considered undervalued in the marketplace at the time of purchase.

     Equity Index Fund seeks to track the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

     International Growth Fund seeks to provide long-term capital appreciation by investing in growth-oriented stocks of companies located outside the United States.

     Balanced Fund seeks to provide long-term growth and current income while controlling investment risk by investing in a blend of stock, bond and money market securities.



2 Fund Descriptions & Objectives

        *Includes three Fiduciary Funds which are presented in separate reports.

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                                            / /  CoreFund Family of Mutual Funds
--------------------------------------------------------------------------------

Fixed Income (Bond) Funds
Bond funds are geared primarily toward providing a high level of current income. Bond prices rise as interest rates fall. And, conversely, as interest rates rise, bond prices fall, which causes the value of bond funds to fluctuate. Thus, investors' principal will go up and down in price, and shares when redeemed may be worth more or less than their original cost.


     Government Income Fund seeks to provide high current income while preserving capital by investing exclusively in U.S. Government and Agency securities.

     Intermediate Bond Fund seeks to provide a moderate level of current income while conserving capital, by investing in a diversified portfolio of intermediate-term, fixed-income obligations.

     Intermediate Municipal Bond Fund seeks to preserve capital and provide a high level of income that is substantially free of federal income taxes by investing in a diversified mix of state and municipal obligations.

     Global Bond Fund seeks to provide capital appreciation and current income through investment primarily in fixed income securities of United States and foreign issuers denominated in United States dollars and in other currencies.

     Pennsylvania Municipal Bond Fund seeks to provide a high rate of current income that is exempt from both federal income taxes and (for Pennsylvania residents) Pennsylvania state income taxes. The Fund invests primarily in highly rated, long-term municipal bonds issued by state, county, and local agencies within the Commonwealth of Pennsylvania.

     New Jersey Municipal Bond Fund seeks to provide a high rate of current income that is exempt from both federal income taxes and (for New Jersey residents) New Jersey state income taxes. The Fund invests primarily in highly rated, long-term municipal bonds issued by state, county, and local agencies within the state of New Jersey.



Money Market Funds
All money market funds invest in short-term securities, which have remaining maturities of 13 months or less. Every money market fund is managed to maintain a stable price per share of one dollar, though there is no guarantee that it will be able to do so.

     Cash Reserve seeks to provide current income consistent with liquidity and stability of principal by investing in investment-grade money market securities.

     Treasury Reserve seeks to provide current interest income and safety of principal by investing in short-term, direct obligations of the U.S. Treasury or in instruments backed by Treasury securities.

     Tax-Free Reserve seeks to provide current income that is substantially free of federal income taxes by investing in short-term securities of state and local governments.

                                             Fund Descriptions & Objectives   3
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December 31, 1995

  CoreStates Investment Advisers' Review
-------------------------------------------------------------------------------

CoreFund
Investment
Review Financial markets experienced an extraordinary year in 1995. Following 1994's downbeat results -- when interest rates rose sharply, leading to lower bond prices and disappointing stock market returns -- investors enjoyed virtually uninterrupted growth in asset values in 1995.

     In 1995, the stock market, as measured by the Standard & Poor's 500 Index, provided a 37.6% total return including dividends and



                                  [GRAPHIC 4]
                        [SEE APPENDIX A FOR DESCRIPTION]


DIJA = Dow Jones Industrial Average S&P 500 = Standard and Poor's 500 Index SBBI = Salomon Brothers Broad Bond Index JPMGB = JP Morgan Global Bond Index EAFE = Morgan Stanley Capital International Europe, Australia and Far East Index





price appreciation. For the last six months (the first half of CoreFund's fiscal year), the S&P 500 provided investors with a 14.45% return, on top of the over-20% return realized from January through June 30, 1995.

     Meanwhile, the return on fixed-income investments, as measured by the Salomon Brothers Broad Index, was 18.5%, with 6.3% of this return earned in the past six months.

     What made the big difference from 1994 to 1995? Basically, it was a case of less equaling more: As the stock and bond markets became less concerned about the prospects for higher interest rates and inflation, they adopted more positive outlooks.

     The fever didn't spread overseas, however -- international stocks continued to lag behind the U.S. markets. But the long-range outlook points to the international arena as the strongest source of growth for the remainder of the decade.

Equity Review
     It was the best year for stocks since 1958, when the S&P provided a total return of 43.1%. The market responded vigorously as soon as it became clear that the economy in 1995 would grow slowly enough to keep inflation below 3%, yet strongly enough to prevent erosion of corporate profits. Lower interest rates and strong growth of corporate profits (S&P 500 earnings rose by about 18%) combined to keep price/earnings ratios (the stock price divided by earnings per share) at levels that generated genuine, and sustained, enthusiasm on Wall Street, for just about every industry sector. (Specific commentary on the performance of CoreFund's equity portfolios follows this market overview.)

Bond and Money Market Review
     As 1995 began, expectations in these financial markets were bleak. The bond and money markets had suffered through a difficult 1994, when interest rates soared steadily in the wake of several moves by the Federal Reserve to




4  CoreStates Investment Advisers' Review

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                                                                  / /  CoreFund
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tighten the money supply, slow the economy and dampen inflation pressures.
Long-term (30-year) Treasury bond rates exceeded 8% in 1994, and the overnight Federal funds rate reached 6%.



                                  [GRAPHIC 5]
                        [SEE APPENDIX A FOR DESCRIPTION]


Mark E. Stalnecker
Chairman and Chief Investment Officer
CoreStates Investment Advisers, Inc.



     But 1995 saw diminished economic growth, and lower-than-expected inflation. These trends, in turn, lowered the markets' concerns about inflation. Congressional efforts to enact fiscal reforms and slow government spending also fueled a bullish outlook.

     As a result, long-term rates declined, and in July, the Federal Reserve began lowering the Federal Funds rate. By year-end, the yield on long-term Treasury bonds fell below 6%, and the Federal funds rate was 5.5%.

International Market Review
     In contrast to the outsized returns earned by investors in U.S. stocks and bonds in 1995, the returns to U.S. dollar-based investors from international equities were significantly lower. The Morgan Stanley Capital EAFE (Europe, Australia and Far East) Index produced a total return of 11.17% in 1995, with most of this generated in the last six months.


                                  [GRAPHIC 6]
                        [SEE APPENDIX A FOR DESCRIPTION]


S&P 500 = Standard & Poor's 500 Index EAFE = Morgan Stanley Capital International Europe, Australia and Far East Index


     International stocks have lagged well behind the U.S. stock market over the past five years, with annualized returns of 9.4%, versus 16.6% for the S&P 500. We expect this trend to



                                                                     (continued)


                                        CoreStates Investment Advisers' Review 5

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December 31, 1995

CoreStates Investment Advisers' Review (continued)                / /  CoreFund
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reverse, however -- look for returns on international equities over the remainder of the decade to exceed those from U.S. equity investments.

Outlook for 1996
     Unfortunately, it is unlikely that 1996 will generate investor smiles as large as we saw in 1995. Forecasts for the market can be unreliable, but we expect total returns for stocks and bonds to be in the 7% to 10% range this year. This would mean further reductions in interest rates and about a 5.8% rise in stock prices, with dividend income adding slightly more than another 2% to stock returns.

     However, given the strong performance of 1995, we expect that 1996 will bring bouts of selling pressure in both stock and bond markets. This will be especially true if actions to discipline Federal government spending don't prove to be as forceful as the market expected during 1995.

                                  [GRAPHIC 7]
                        [SEE APPENDIX A FOR DESCRIPTION]

     Whatever 1996 holds in store, over the rest of this decade we anticipate average annual returns of 7% to 8% for long-term bonds, and 10% to 11% for the S&P 500 Index. There will be more volatility, however. As always, successful investing requires adherence to a long-term plan -- not reliance on short-term market timing.

     In conclusion, 1995 was a year for the record books for U.S. stock and bond market investors. We shouldn't expect a repeat for some time.



Mark E. Stalnecker
Chairman and Chief Investment Officer
CoreStates Investment Advisers, Inc.

6 CoreStates Investment Advisers' Review
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What You Need to Know                                             / / CoreFund
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Understanding
Fund Reports
On the following pages, you will find reports for each fund in the CoreFund Family of Mutual Funds.
     The reports include discussion and analysis from each fund manager of an individual fund's performance for the most recent six-month period. The managers' commentaries provide insight into the investment strategies they are employing, and look at the market forces that are expected to prevail during the next six-month period.
     For equity funds, the individual reports include listings of the top holdings and the percentage of the total fund invested in these holdings. For funds with fixed-income holdings, the reports include charts that show how those holdings are divided according to maturity or quality ratings.
     Accompanying each commentary is a box with Quick Fund Facts, which includes information about when a fund was opened, the size of its portfolio, the number of shares outstanding and, where applicable, the average weighted maturity of a fund's fixed-income holdings.

Understanding Fund Performance
     Also, a Performance box is provided for each fund. This box shows the six-month cumulative total return, as of December 31, 1995, for each Series of shares offered for each fund. The performance boxes for the equity portfolios also compare how the Net Asset Value for each series changed over the six-month period from July 1, 1995, to the end of the year. The NAV is listed both with and without the CoreFund sales charge ("load"). Further, each performance box compares the fund's performance to that of the benchmark(s) the fund manager uses to gauge returns.
     As you review the information in these fund reports, please remember that past performance of the portfolios does not predict future results. Also, investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
     For the CoreFund Series B (individual) shares, the performance information has been adjusted to reflect the .25% 12b-1 fee associated with these shares. The Series B data has also been divided to show performance with and without the assessment of the maximum sales charge of 3.25%.




                                             Understanding Performance & Terms 7
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December 31, 1995
What You Need to Know  (continued)
-------------------------------------------------------------------------------

Defining the Terms
Various terms used in the fund reports are defined as follows:

Series A/Series B CoreFund shares are currently available in two different Series. Series A shares are for institutional investors and 401(k) plan participants. Series B shares are for individuals, and have added features such as checkwriting and automatic investment plans, as well as some additional fees.

Load refers to fees that may be associated with a particular fund. Where loads are shown, both sales charges (incurred when purchasing shares) and 12b-1 fees have been included. The 12b-1 fee, named after the Securities and Exchange Commission rule that permits it, is sometimes assessed to recover costs incurred through advertising, commission payments to brokers, or other expenses associated with marketing and distributing a fund.

Total Return shows how the value of an investment has changed from the beginning to the end of a period, assuming that dividends and capital gains have been reinvested. In the performance boxes, the six-month total return is shown for each fund on a cumulative basis -- i.e., the return for the period from July 1, 1995 to December 31, 1995.

Net Asset Value (NAV) reflects the market value of one share of the fund on the date listed. This figure is determined by taking the fund's total assets -- securities, cash, and any accrued earnings -- then deducting liabilities and dividing by the number of shares outstanding.

     Money market funds seek to maintain a stable NAV of $1.00, although there is no guarantee they will always do so. There are three money market portfolios in the CoreFund Family of Mutual Funds: Cash Reserve, Treasury Reserve, and Tax-Free Reserve.

Yield refers to the rate of return for an investment portfolio, expressed as a percentage. Yield for mutual funds is established by a formula set by the Securities and Exchange Commission. A fund's yield will fluctuate and reflects the portfolio's net earning power after fund expenses have been paid.



8 Understanding Performance & Terms
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                                                                 / /  CoreFund
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Maturity refers to the period over which a bond or other fixed-income security must be held to earn the full yield offered by the issuer of the security. Average weighted maturity (AWM) describes the average period of maturity in a portfolio that contains fixed-income securities of varying maturities.


Distributions are the payments of income and capital gains to shareholders of a mutual fund. For tax purposes, capital gains distributions are calculated separately from interest income or dividends.

Index is a statistical composite of selected stocks or bonds that is used to measure price fluctuations in these markets. For example, Standard & Poor's 500 Index ("the S&P 500") is a popular measurement of the stock market's performance based on prices of 500 common stocks listed on the New York and American stock exchanges or traded over the counter.

Face Value is the amount the bondholder receives when the bonds are redeemed at maturity. Interest payments are based on the face value (also called "par value").

Volatility is a description of how much the price of securities, such as mutual funds, moves up or down within a given period.

Dollar-cost Averaging is an installment-purchase technique that involves investing a fixed amount of money in mutual fund shares at regular intervals rather than all at once. The objective is to buy fewer shares when prices are high and more shares when they are low.



                                             Understanding Performance & Terms 9

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December 31, 1995
Managers' Discussion of Fund Performance
-------------------------------------------------------------------------------

Growth Equity Fund


     The CoreFund Growth Equity Fund, Series A, returned 14.14% for the six-month period ending December 31, 1995, significantly outperforming its benchmark index, the Frank Russell 1000 Growth Index, which was up 14.05% for the same period.

     The Growth Equity Fund's strong performance was achieved by maintaining a fully invested posture during the year, keeping cash levels to a minimum. Also, the Fund was overweighted in technology and financial stocks -- two of 1995's best-performing sectors. Further, we benefited from underweighting retail stocks through most of the year.

     More than anything, the principal driver of fund performance in 1995 was good stock selection. Our staff of securities analysts provided the Fund manager with many excellent investment ideas in 1995. Examples of high-performing issues owned by the Fund included: Glenayre Technologies, up 163% in 1995; Cisco Systems, up 112%; US Robotics, up 105%; Amgen, up 84%; Bank of New York, up 60%; Federal National Mortgage Assn., up 60%; Pepsico, up 54%; and CUC International, up 30%.

     In 1996, we plan to stick to the disciplines that served us so well in 1995. We continue to look for high-quality, large-capitalization growth stocks. We will own these stocks when they are undervalued and when their issuing companies show strong business and earnings momentum.

     When compared with other growth mutual fund managers in the United States, we believe our 1995 performance is quite competitive with the acknowledged leaders in the industry.


    Quick Fund Facts -- Growth Equity
    -------------------------------------------
    Inception Date: February 3, 1992 (Series A)
    Portfolio Size: $104.58 million
    Shares Outstanding: 8,456,878 (A&B combined)


    Top Five Holdings (as of December 31, 1995)
    --------------------------------------------

                                    % of fund investments
                                    ---------------------
    SmithKline Beecham ADR                   2.6%
    Amgen                                    2.4%
    Paychex                                  2.4%
    General Electric                         2.3%
    Mirage Resorts                           2.3%



    Performance (as of December 31, 1995)
    ------------------------------------------------------
                                                       NAV
                                   6-Month      ------------------
                                 Total Return   7/1/95    12/31/95
                                 ------------   ------------------
                                 (Cumulative)

    Series A                       14.14%        $11.18    $12.37
    Series B without Load          13.93          11.17     12.35
    Series B with Load              8.77          11.70     12.76
    S&P/Barra Growth Index         13.98             --        --
    Russell 1000 Growth Index      14.05             --        --



10  Management's Discussion & Analysis
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                                                                    / / CoreFund

Value Equity Fund


     The Value Equity Fund, Series A, returned 5.02% for the six months ended December 31, 1995, compared to 14.45% for the Standard & Poor's 500 Index.
     The Fund's relative results were impeded by its lack of exposure to technology-related issues, and its overweighting in capital goods and intermediate materials. Earlier in 1995, we eliminated our technology positions, on the basis of valuation and positive price persistence. Capital goods issues have generally underperformed in this era of tight money supply, and Caterpillar's pre-announcement that its third-quarter results would be somewhat below expectations caused the entire sector to swoon. Nonetheless, the majority of the capital goods companies in our portfolio have met or exceeded earnings expectations, and valuations are still attractive.
     Additionally, while the portfolio was slightly overweighted in the interest rate-sensitive

                                  [GRAPHIC 8]
                        [See Appendix A for Description]

sectors that performed so well in 1995's declining-rate environment, a more significant holding in these sectors would have contributed significantly to results.
     Banks, brokerages and insurance issues all provided strength during the last half of the

    Quick Fund Facts -- Value Equity
    -------------------------------
    Inception Date: February 6, 1990  (Series A)
    Portfolio Size: $33.78 million
    Shares Outstanding: 2,616,671 (A&B combined)


    Top Five Holdings (as of December 31, 1995)
    -------------------------------------------
                                     % of fund investments
                                     ---------------------
    Elan                                     5.1%
    Hasbro                                   4.7%
    Progressive                              4.4%
    Rockwell International                   4.0%
    Columbia HCA Healthcare                  3.8%


    Performance (as of December 31, 1995)
    -------------------------------------
                                                     NAV
                               6-Month       --------------------
                             Total Return    7/1/95      12/31/95
                             ------------    --------------------
                             (Cumulative)
    Series A                     5.02%       $14.27      $12.91
    Series B without Load        4.80         14.29       12.92
    Series B with Load           0.10         14.96       13.35
    S&P 500 Composite Index     14.45          --          --

year, with the energy sector also kicking in during the fourth quarter.
Of the interest rate-sensitive issues, Merrill Lynch, Charles Schwab & Co. and Franklin Resources (Templeton Mutual Funds) provided significantly higher performance. In energy, Anadarko Petroleum, a natural gas producer, also showed beneficial results.
     Within the portfolio, many issues should benefit from the recent upturn in the commercial aerospace cycle. These include Boeing, Allied Signal, Rockwell International, and Sunstrand Corp. In communications, newspaper issues appear to be especially attractive.
                                                                     (continued)

                                          Management's  Discussion & Analysis 11
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December 31, 1995
Managers' Discussion of Fund Performance (continued)

 Value Equity Fund (continued)

These stocks have underperformed for years under the weight of rising raw material prices, which now appear to be poised for a significant decline. In this sector, we prefer both Gannett and Knight-Ridder Newspapers.
     Certainly, 1996 will be a tougher year for the stock market. The underlying fundamentals of low inflation, low interest rates, and modest economic growth should keep the market out of significant trouble. At the same time, however, a slowing in corporate profits, combined with Presidential politics, Congressional wrangling, and a possible -- but natural -- backup in interest rates, will serve to cap the market's upside potential.

Equity Index Fund

     Well-diversified across the large, familiar names of the S&P 500, the CoreFund Equity Index Fund returned 14.27% for the six-month period ended December 31, 1995. This compared with a 14.45% return for the Standard & Poor's 500 during the same period.
     For the quarter ended December 29, 1995, the Equity Index Fund returned 6.17% after expenses, compared with 6.01% for the S&P 500 Index.
     To maximize efficiencies, the Fund has historically owned significantly fewer than 500 companies. When the Fund was small, this strategy played an important role in minimizing the impact of transaction costs. To focus more on tracking error, the number of issues was greatly expanded in 1995, through a major, one-time rebalancing.
     The Fund also enjoyed considerable growth in assets during 1995. Holdings totaled $137 million at the end of December, up 68% from the $78 million in the Fund at the end of 1994.
     With this significant growth in assets came the added challenge of timely reinvestment. Any cash position held during the market's strength represented a meaningful drag on relative performance. This was particularly true during the first half of 1995. The factor was minimized in the second half by lowering the maximum cash level held in the Fund.
     Looking to 1996, the Equity Index Fund remains an attractive alternative for investors who want to capture the expected favorable long-term return of the equity market, without the risks often associated with any particular investment management style.


12 Management's Discussion & Analysis

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                                                                   / / CoreFund

  Quick Fund Facts -- Equity Index
  -------------------------------
    Inception Date: February 14, 1985
    Portfolio Size: $137.35 million
    Shares Outstanding: 5,259,006


 Top Five Holdings (as of December 31, 1995)
 -------------------------------------------
                                     % of fund investments
                                     ---------------------
    General Electric                         2.6%
    AT&T                                     2.3%
    Exxon                                    2.1%
    Coca Cola                                2.0%
    Merck & Co.                              1.7%


 Performance (as of December 31, 1995)
 -------------------------------------
                                                           NAV
                                    6-Month        -------------------
                                  Total Return     7/1/95     12/31/95
                                  ------------     -------------------
                                  (Cumulative)
    Series A                        14.27%         $23.79      $26.12
    S&P 500 Composite Index         14.45


 International Growth Fund

     The CoreFund International Growth Fund, Series A, had a total return (income and reinvested capital gains) of 8.69% for the six-month period ended December 31, 1995. This compared to a 8.36% return by the Fund's benchmark index, the Morgan Stanley EAFE Index.
     The most important influence on the Fund during the last half of 1995 was the loosening of Japanese monetary policy. This came in response to the deflationary pressures that have been stifling the country's economic activity, as well as to the serious problems of Japan's banking system. After the change, the Yen gave up all the strength it had displayed in the first half of the year, moving from a rate of Y84/US$ in July to Y103/US$ at the end of December. This in turn removed some of the pressure on domestic pricing and on export margins.
     The Japanese stock market, having fallen sharply in the first six months of 1995, recovered sharply in the second half. By December 31, it was 37% above its July low. Still, as a measure of its earlier fall, it should be noted that the market rose only 1% for the whole of 1995.
     The second-half gains were moderated for U.S. investors by the weakness of the Japanese currency. But for most of the second half, the Fund's Japanese assets have been hedged through a forward sale of Yen for dollars. Elsewhere in Asia, there have been good returns from the Fund's positions in Hong Kong and Singapore -- two markets that benefited from the easing of U.S. interest policy. Australia was also strong, but the smaller markets in the region (Malaysia, Thailand, South Korea, Taiwan and India) all fell.
                                                                     (continued)

                                           Management's Discussion & Analysis 13

December 31, 1995
Managers' Discussion of Fund Performance (continued)

International Growth Fund (continued)

     In Europe, equity markets have been supported by rising bond markets, with Switzerland, The Netherlands and Great Britain (where the Fund has its largest holdings in the region) showing the strongest gains. In Britain, the market was energized by heavy takeover activity, which focused attention on the disparities between the valuation standards used by investors and those used by corporate buyers. In Germany, the Bundesbank lowered interest rates against a backdrop of reduced expectations for economic growth and continuing low inflation.

                                  [GRAPHIC 9]
                        [See Appendix A for Description]


     The slowdown in the German economy put pressure on corporate margins throughout Europe, raising the risk of earnings declines in 1996. Equity markets in Europe will have the additional problem of finding buyers for the large number of government privatizations -- particularly in the telephone utility sector -- that are scheduled for the coming year. In many European countries, there are no natural buyers for these issues.


    Quick Fund Facts -- International Growth
    ----------------------------------------
    Inception Date: February 12, 1990 (Series A)
    Portfolio Size: $113.90 million
    Shares Outstanding: 8,751,893 (A&B combined)



    Top Five Holdings (as of December 31, 1995)
    ------------------------------------------
                                    % of fund investments
                                    ---------------------
    HSBC Holdings                            2.0%
    Mitsubishi                               1.6%
    Rohm                                     1.6%
    Elsevier NV                              1.5%
    Singapore Press                          1.5%


    Performance (as of December 31, 1995)
    -------------------------------------
                                                    NAV
                                 6-Month    ---------------------
                             Total Return   7/1/95       12/31/95
                             ------------   ----------------------
                             (Cumulative)
    Series A                     8.69%      $12.29       $13.01
    Series B without Load        8.61        12.27        13.01
    Series B with Load           3.71        12.85        13.45
    MSCI EAFE Index              8.36         --            --


     Latin American markets were once again very volatile in the last half of 1995, reflecting sharp movements in the Mexican Peso and local political problems in Argentina and Brazil. Most international investors abandoned these markets following the Peso crisis at the end of 1994. In recent months, however, investors have been growing more confident that governments in the region are renewing their commitments to economic reform.

14 Management's Discussion & Analysis

                                                                   / / CoreFund
Balanced Fund

     The CoreFund Balanced Fund, Series A, returned 12.66% for the six-month period ended December 31, 1995. This compared with a 14.45% returned for the Fund's equity benchmark, the Standard & Poor's 500 Index, and a 6.66% return for its fixed income benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index.
     For Series B shares from which a sales charge has been deducted, the return for the six-month period was 7.47%; for Series B shares without a load, the return was 12.53%. The Balanced Fund grew in asset size during the period from $63,436,000 on June 30, 1995 to $70,970,000 on December 31, 1995.
     The equity holdings of the Balanced Fund outperformed a very strong S&P 500 Index during the period, returning 40.7%. Returns from the Fund's holdings in the technology sector and from pharmaceutical and financial issues matched or outperformed those sectors in the broader market.
     Additionally, the Fund's positions in electrical equipment, selected chemicals, and a variety of other industries benefited from repositioning, restructuring and share-repurchasing programs enacted by the companies for which specific issues were held. These gains offset weakness in the Fund's underweighted holdings (relative to the broader market) in the energy sector.
     On the bond side, the Fund's fixed-income performance nearly matched that of the benchmark Lehman Brothers index (14.4% vs. the Bond Index's 15.4%) for the 1995 calendar year. The Fund's bond holdings were over-

    Quick Fund Facts -- Balanced
    ----------------------------
    Inception Date: January 4, 1993 (Series A)
    Portfolio Size: $70.97 million
    Shares Outstanding: 5,845,047 (A&B combined)


    Asset Allocation (as of December 31, 1995)
    ------------------------------------------
                                     % of fund investments
                                     ---------------------
    Ford Motor Company                       1.4%
    Amsouth Bank                             1.4%
    Coca Cola                                1.4%
    Hubbell class B                          1.4%
    Warner Lambert                           1.3%


    Performance (as of December 31, 1995)
    -------------------------------------
                                                     NAV
                                 6-Month     --------------------
                             Total Return    7/1/95      12/31/95
                             ------------    --------------------
                             (Cumulative)
    Series A                    12.66%       $11.06       $12.14
    Series B without Load       12.53         11.06        12.14
    Series B with Load           7.47         11.58        12.55
    S&P 500 Composite Index     14.45          --           --
    Lehman Gov't/Corp Bond       6.66          --           --

weighted in the two-years-or-less portion of the yield curve through mid-year; this market segment generated smaller returns than longer-dated securities. Despite a moderate extension of average maturity during the second half, our defensive posture, which served the Fund well last year, made it difficult to fully exploit the rapid and sharp rally in bond prices during the period.
     Currently, cash levels in the Fund are fairly low, reflecting a fully invested position in


                                                                     (continued)

                                           Management's Discussion & Analysis 15

December 31, 1995
Managers' Discussion of Fund Performance (continued)

Balanced Fund (continued)

stocks and bonds. In 1996, we anticipate continued volatility in the capital markets, with an upward bias. During periods of weakness, we plan to seek opportunities to add high-coupon, high-quality bonds, while intensifying our focus on attractively valued stocks of companies with visible earnings growth and improving fundamentals.

                                  [GRAPHIC 10]
                        [See Appendix A for Description]

Government Income Fund

     The Government Income Fund produced strong absolute returns and was competitive with its benchmark index during the period. Series A shares of the Fund returned 6.02% for the six months ended December 31, 1995, compared with 6.32% for the benchmark Salomon Broad Index. Total assets of the Fund grew from $12.7 million to $14.8 million during the period.
     The Fund used market setbacks in August and mid-December to extend its duration to 4.9 years and 5.3 years, respectively. This was achieved primarily by selling off higher-coupon GNMAs (8.5%, 9.0%, and 9.5%), and replacing them with longer-duration, lower-coupon GNMAs (6.0% and 6.5%). Eliminating these premium mortgage securities reduced the Fund's exposure to prepayment risk, which will remain high if rates stay at current levels or drop further.
     The Fund also added some 30-year Treasury holdings in lieu of 10-year Treasuries, and purchased 5-year Treasuries with new cash inflow. The Fund's mortgage holdings were a slight drag on performance during the strong fourth-quarter rally, when this sector lagged the price gains of the Treasury market. The steeper curve that accompanied the Fed's easing of interest rates in late December allowed some performance recovery in the mortgage sector.
     Looking to 1996, we expect interest rates to be less volatile than in 1994 and 1995, but maintain a bullish bias. With weakening economic momentum and monetary policy

16 Management's Discussion & Analysis

                                                                   / / CoreFund

    Quick Fund Facts -- Government Income
    -------------------------------------
    Inception Date: April 1, 1993 (Series A)
    Portfolio Size: $14.77 million
    Shares Outstanding: 1,462,827 (A&B combined)
    Average Weighted Maturity: 9.4 years



                                  [GRAPHIC 11]
                        [See Appendix A for Description]




    Performance (as of December 31, 1995)
    ------------------------------------
                               6-Month        Yield       NAV
                              Total Return   30-day    12/31/95
                              ------------   ------    --------
                              (Cumulative)
    Series A                      6.02%       5.86%     $10.10
    Series B without Load         5.78          --       10.10
    Series B with Load            1.06        5.42       10.44
    Salomon Broad Bond Index      6.32        6.26         --
    Lehman Aggregate Bond         6.31        6.01         --


still modestly tight, we expect further Fed easing in the first half of the year, and a steepening of the yield curve. The Fund will maintain its modestly longer duration and maturity structure, and will position itself to take advantage of yield-curve steepening. With mortgage spreads near historically attractive levels, the Fund will look to add to this sector selectively.

Intermediate Bond Fund

     The Intermediate Bond Fund, Series A, returned 4.33% for the six months ended December 31, 1995. The Fund strongly outperformed its benchmark index, the Merrill Lynch One- to Three-Year Treasury Index, which returned 4.04% for the same period.
     Total assets of the Intermediate Bond Fund grew from $57,089,000 to $57,342,000 during the period.
     The Fund outperformed its benchmark index primarily because of its longer duration and maturity structure. Additionally, the Fund's large holdings (approximately 23%) in AAA-rated asset-backed securities helped enhance the portfolio's return, as a shortage of high-quality, short-maturity securities caused yield spreads to tighten in that sector.
     The Fund eliminated its holdings of GNMA 8.5% bonds, thus reducing its exposure to prepayment risk, which will remain high if rates stay at current levels or drop further. The Fund also began to reduce its holdings of 10-year maturities in favor of five-year bonds, to position itself for further steepening of the yield curve. The duration of the Fund was maintained at roughly 2.5 years throughout the six-month period, slightly longer than the benchmark index.
     The period was marked by a strong rally for the bond market overall, as the benchmark 30-year Treasury bond dropped 67 basis points in yield, finishing at 5.95%. The rally was fueled by optimism over the Federal budget outlook and a softening in manufacturing activity and retail sales that pointed to an overall slowing of economic momentum.

                                                                     (continued)

                                           Management's Discussion & Analysis 17

December 31, 1995
Managers' Discussion of Fund Performance (continued)

Intermediate Bond Fund (continued)

     The Federal Reserve Bank, citing a reduction in inflationary expectations, reduced short-term interest rates by 25 basis points in early June and late December, leaving the targeted Federal Funds rate at 5.50%.
     Looking to 1996, we expect interest rates to be less volatile than in 1994 and 1995, but remain positive about the overall outlook. With weakening economic momentum and monetary policy still modestly tight, we expect


                                  [GRAPHIC 12]
                        [See Appendix A for Description]


further Fed easing in the first half of the year. Also, we look for further steepening of the yield curve. The ongoing budget debate, and the presidential election, will be a source of week-to-week volatility in the market, and could pose a threat to our bullish outlook.
     Our current plans, therefore, are to maintain the Fund's longer duration and maturity structure. We will look to enhance the portfolio's yield if the mortgage sector cheapens further.


    Quick Fund Facts -- Intermediate Bond
    -------------------------------------
    Inception Date: February 3, 1992 (Series A)
    Portfolio Size: $57.34 million
    Shares Outstanding: 5,750,242 (A&B combined)
    Average Weighted Maturity: 3.0 years


                                  [GRAPHIC 13]
                        [See Appendix A for Description]


    Performance (as of December 31, 1995)
    ------------------------------------
                                     6-Month        Yield       NAV
                                   Total Return    30-day    12/31/95
                                   ------------    ------    --------
                                   (Cumulative)
    Series A                          4.33%         5.26%    $  9.97
    Series B without Load             4.20           --         9.97
    Series B with Load               (0.46)         4.85       10.30
    Lehman Int Gov't/Corp Bond        5.21          5.50         --
    Merrill Lynch 1-3Yr Treasury      4.04          5.22         --

18 Management's Discussion & Analysis

                                                                   / / CoreFund
Intermediate Municipal Bond Fund


     The CoreFund Intermediate Municipal Bond Fund, Series A, returned 4.71% for the six-month period ended December 31, 1995, and 11.58% for the entire year. The Fund's benchmark index, the Lehman Brothers 7-Year Municipal Bond Index, returned 5.45% and 14.15% for the same periods. For Series B shares from which a sales load has been deducted, the returns were (0.20)% and 6.22%. For Series B shares without a sales load, the returns were 4.47% and 11.20%.
     As of December 31, the average weighted maturity of the Fund was 6.1 years, and the 30-day yield was 3.29% and 2.94% for A and B shares, respectively.
     The CoreFund Intermediate Municipal Bond Fund underperformed its benchmark index because it was positioned with a slightly shorter average maturity. Given the current favorable outlook for the bond market, and the good relative value of intermediate municipals, we intend to extend the portfolio's average weighted maturity.
     Additionally, we believe that quality spreads can widen, given possibly weaker economic conditions. The Intermediate Municipal Bond Fund is well-positioned for this development, with 92% of the fund rated A or better, and 80% rated AA or better.
     Fundamentally, we continue to like the prospects for the bond market, but remain concerned with the lack of a budget agreement from Washington. During the second half of 1995, the Federal Reserve eased monetary policy twice, lowering its target for the Federal Funds rate by 25 basis points on both July 6th and December 19th. While yields bounced around for part of the third quarter, they



    Quick Fund Facts -- Intermediate Municipal
    ------------------------------------------
        Inception Date: May 3, 1993
        Portfolio Size: $1.27 million
        Shares Outstanding: 125,464 (A&B combined)
        Average Weighted Maturity: 6.1 years


                                  [GRAPHIC 14]
                        [See Appendix A for Description]


    Performance (as of December 31, 1995)
    -------------------------------------
                                6-Month       Yield        NAV
                             Total Return    30-day     12/31/95
                             ------------    ------     --------
                             (Cumulative)
    Series A                     4.71%       3.29%       $10.11
    Series B without Load        4.47         --          10.10
    Series B with Load          (0.20)       2.94         10.44
    Lehman 7-Yr Muni Bond        5.45        4.58           --

resumed their steady decline during the fourth quarter, with the bellwether 30-year Treasury bond finishing the year at 5.95%.
     Following severe underperformance in the second quarter because of tax-reform fears, municipal bonds participated in the second-half rally, with yields declining across the curve. The steepest decline was on long-term municipals, where yields fell 60 to 70 basis points on maturities from 16 years and out. However, short and intermediate tax-exempt yields declined between only 30 to 45 basis points. With this lackluster performance, intermediate tax-exempts are currently at or near their "cheapest" value, relative to U.S. Treasuries.

                                           Management's Discussion & Analysis 19

December 31, 1995
Managers' Discussion of Fund Performance (continued)

  Global Bond Fund


     The Global Bond Fund, Series A, returned 6.96% for the six-month period ended December 31, 1995. This compared to a return of 7.36% for the Fund's benchmark index, the J.P. Morgan Global Bond Index U.S. Dollars, hedged.
     The Global Bond Fund managers avoided the Japanese bond market during the period, as it continued to look overvalued in relative terms and actually started to lose ground toward the end of the year. While believing that the U.S. Treasury market was fully valued and retained some residual value as the period progressed, the managers preferred to maintain their exposure in the United States through an over-the-counter option contract.
     In the last months of the year, European markets were seen as offering the best value, because European economies were less advanced in the business cycle and offered the greatest potential for further interest-rate cuts.


                                  [GRAPHIC 15]
                        [See Appendix A for Description]


     Overall, global bonds performed well during the six-month period and, while volatile, remained on an upward path. Fears

    Quick Fund Facts -- Global Bond
    -------------------------------
    Inception Date: December 15, 1993
    Portfolio Size: $33.41 million
    Shares Outstanding: 3,374,225 (A&B combined)
    Average Weighted Maturity: 13.7 years



                                  [GRAPHIC 16]
                        [See Appendix A for Description]


    Performance (as of December 31, 1995)
    -------------------------------------
                                 6-Month        Yield         NAV
                               Total Return    30-day       12/31/95
                               ------------    ------       --------
                               (Cumulative)
    Series A                       6.96%        5.45%        $ 9.90
    Series B without Load          6.83          --            9.89
    Series B with Load             2.05         5.03          10.22
    JPM Global Bond US$H           7.36          --             --

that economic growth -- and inflationary pressures -- would pick up by the fourth quarter proved unfounded. Sluggish growth and few signs of inflation eventually led to falling interest rates in the United States, the United Kingdom and continental Europe. In Japan, efforts to stimulate growth led to an easier monetary policy.
     All of these factors combined to provide an ideal climate for bonds and bring conviction back to the world's markets as the year ended. As 1996 unfolds, further interest rate cuts can be looked for, particularly in Europe. The European markets still seem to offer the greatest potential for the coming six-month period.


20 Managment's Discussion & Analysis

                                                                   / / CoreFund
PA Municipal Bond Fund

     The CoreFund Pennsylvania Municipal Bond Fund, Series A, returned 7.22% for the six-month period ended December 31, 1995, and 17.57% for the entire year. The Fund outperformed its benchmark index, the Lehman Brothers Pennsylvania Mutual Fund Index, which returned 6.59% and 16.83% for the same periods, respectively.
     For Series B shares from which a sales load has been deducted, the returns were 2.25% and 11.87%, respectively. For Series B shares without a sales load, returns were 7.08% and 17.16%.
     The Fund, with 56% invested in maturities of 16 years or longer, was well positioned to take full advantage of the municipal bond market's second-half rally, which saw yields decline across the curve, particularly for long-term municipals. Because long Treasury yields also declined significantly, long-term municipal bonds still remain a good relative value versus taxable securities.
     Given this good relative value and a positive fundamental outlook for the bond market, we intend to maintain our current weighted average maturity in the Fund. Additionally, we believe that quality spreads can widen, given weaker economic conditions.
     The Fund is well positioned for this, with 100% of the securities rated A or better and 91% rated AA or better.

    Quick Fund Facts -- PA Municipal Bond
    -------------------------------------
    Inception Date: May 16, 1994
    Portfolio Size: $3.09 million
    Shares Outstanding: 291,090 (A&B combined)
    Average Weighted Maturity: 15.7 years


                                  [GRAPHIC 17]
                        [See Appendix A for Description]


    Performance (as of December 31, 1995)
    -------------------------------------
                                6-Month       Yield         NAV
                              Total Return   30-day      12/31/95
                              ------------   ------      --------
                              (Cumulative)
    Series A                     7.22%        5.07%       $10.61
    Series B without Load        7.08          --          10.61
    Series B with Load           2.25         4.65         10.97
    Lehman Mutual Fund PA        6.59         5.05           --


                                           Management's Discussion & Analysis 21

December 31, 1995
Managers' Discussion of Fund Performance (continued)

NJ Municipal Bond Fund

     The CoreFund New Jersey Municipal Bond Fund, Series A, returned 7.02% for the six-month period ended December 31, 1995, and 16.75% for the entire year. The Fund outperformed its benchmark index, the Lehman Brothers New Jersey Mutual Fund Index, which returned 6.31% and 15.66% for the same periods.
     For Series B shares from which a sales load has been deducted, the returns were 1.95% and 11.09%, respectively; for Series B shares without a sales load, returns were 6.79% and 16.34%.
     As of December 31, the average weighted maturity of the Fund was 13.67 years, and the 30-day yield was 4.65% and 4.25% for A and B shares, respectively.
     The Fund was well positioned to take advantage of the bond market's second-half rally, with a longer average weighted maturity than its benchmark index. And, because long Treasury yields also declined significantly, long-term municipal bonds still remain a good relative value versus taxable securities.
     We intend to increase our exposure to bonds maturing beyond 16 years, given the good relative value of long-term municipal bonds and our positive fundamental outlook for the bond market.
     Additionally, we believe that quality spreads can widen, given weaker economic conditions. The Fund is well positioned for this, with 80% of the securities rated A or better, and 76% rated AA or better.

    Quick Fund Facts -- NJ Municipal Bond
    -------------------------------------
    Inception Date: May 16, 1994
    Portfolio Size: $1.66 million
    Shares Outstanding: 158,535 (A&B combined)
    Average Weighted Maturity: 13.7 years


                                  [GRAPHIC 18]
                        [See Appendix A for Description]


    Performance (as of December 31, 1995)
    -------------------------------------
                               6-Month          Yield         NAV
                             Total Return      30-day      12/31/95
                             ------------      ------      --------
                             (Cumulative)
    Series A                     7.02%         4.65%       $10.50
    Series B without Load        6.79           --          10.49
    Series B with Load           1.95          4.25         10.84
    Lehman Mutual Fund NJ        6.31          4.99           --


22 Management's Discussion & Analysis

                                                                    / / CoreFund
Cash Reserve

     The CoreFund Cash Reserve, Series A shares, returned 2.72% for the six-month period ended December 31, 1995. The Fund thus continues to outperform its benchmark index, the IBC/Donoghue's All-Taxable Money Fund Average, which returned 2.69% for the same six-month period.
     For Series B shares from which a 12b-1 fee is deducted, the Fund's cumulative return was 2.59%. The Fund's assets grew by nearly 10% during the period, from $527,924,000 on June 30, 1995 to $569,492,000 at the end of the
year.
     As forecast in our annual report, the average weighted maturity (AWM) of the portfolio was extended from 43 days at the end of June to 49 days at the end of the year. In a defensive move against a further decline in rates, the AWM is likely to be extended to 55 days during the current six-month period.
     In a period of declining interest rates, the Cash Reserve has been able to offer above-average returns to the money-market investor through a portfolio structure that continues to favor commercial paper -- the sector that is now providing the best absolute value. We have dropped our position in overnight time deposits and now favor overnight repurchase agreements, as they offer higher yields and U.S. Treasury collateral.
     Overall, the last half of 1995 was marked by investor expectations that monetary policy would be eased. Even though the Federal Reserve Board actually acted only twice during

    Quick Fund Facts -- Cash Reserve
    --------------------------------
    Inception Date: August 16, 1985 (Series A)
    Portfolio Size: $569.49 million (A&B combined)
    Average Weighted Maturity: 49 days
    Seven Day Effective Yield: 5.20 (Series A)  4.93 (Series B)


    Performance (as of December 31, 1995)
    -------------------------------------
                               6-Month        Yield       Yield
                             Total Return     7-day       30-day
                             ------------     -----       ------
                             (Cumulative)  (Compounded)
    Series A                     2.72%         5.34%       5.22%
    Series B                     2.59          5.05        4.96
    IBC/Donoghue Taxable Avg     2.69          5.28         --

the period to cut the Fed Funds rate, expectations of pending activity served to put downward pressure on the money market curve throughout the second half of the year. As a result, at times the U.S. money market was overbought -- an indication that many investors are holding money-market securities with negative carry (yields below overnight rates).

                                           Management's Discussion & Analysis 23

December 31, 1995
Managers' Discussion of Fund Performance (continued)

Treasury Reserve

     The CoreFund Treasury Reserve, Series A, returned a cumulative yield of 2.69% for the six-month period ended December 31, 1995. For the full calendar year, Series A shares returned 5.50%.
     For Series B shares from which a 12b-1 fee is deducted, the Fund returned a cumulative yield of 2.56% for the six-month period, and 5.23% for the year.


                                  [GRAPHIC 19]
                        [See Appendix A for Description]


     Assets for the Fund increased in size by 9.5% since June 30, 1995, to total $548,104,000 on December 31, 1995. Average maturity decreased one day during the six-month period, to 47 days.
     Although assets increased by $47 million during the six-month period, the average maturity remained stable because of the purchase of longer-term Treasury securities. Although these

    Quick Fund Facts -- Treasury Reserve
    ------------------------------------
       Inception Date: November 21, 1988 (Series A)
       Portfolio Size: $548.10 million (A&B combined)
       Average Weighted Maturity: 47 days
       Seven Day Effective Yield: 5.13 (Series A)  4.88 (Series B)


    Performance (as of December 31, 1995)
    -------------------------------------
                                6-Month        Yield       Yield
                             Total Return      7-day      30-day
                             ------------    -----------  ------
                             (Cumulative)   (Compounded)
    Series A                     2.69%         5.26%       5.16%
    Series B                     2.56          5.00        4.91
    IBC/Donoghue Treasury Avg    2.53          4.91         --

securities were 25 to 50 basis points lower in yield when compared to overnight repurchase agreements (collateralized by Treasuries), purchases were made up to the eight-months-maturity level, to guard against lower rates in the future.
     In 1996, we look for further easing of the Federal funds rate; the only question appears to be when the next move will occur. The recent shutdowns of the Federal government delayed the release of many economic reports, creating the risk that the Federal Reserve Board would not have a full complement of key-indicator data available at its end-of-January meeting. This lack of hard data increased the chances of Fed inaction in the early part of 1996.
     Although a 50 basis point ease continues to be factored into market prices, we will continue to look for buying opportunities along the Treasury bill yield curve, while targeting the 45- to 55-day range for the average maturity of the Fund.

24 Management's Discussion & Analysis

                                                                    / / CoreFund
Tax-Free Reserve

     The CoreFund Tax-Free Reserve, Series A, returned 1.66% for the six-month period ended December 31, 1995. This compared with a 2.53% return during the same period for the Fund's benchmark index, the Donoghue Tax-Free Average.
     For Series B shares from which a 12b-1 fee is deducted, the Fund returned 1.53% during the six-month period.
     The Fund's net assets during the period decreased 4.50%, from $64,280,000 on June 30, 1995 to $61,373,000 on December 31, 1995.
     Compared with its benchmark index, the Fund is maintaining a longer average maturity. During the six-month period, the Fund's average maturity increased from 34 to 55 days. During this same period, the Donoghue Tax-Free Index maintained an average maturity of 48 days.
     Looking to 1996, we feel that the Fund is well-positioned for the further easing of the Federal funds rate that we anticipate.

    Quick Fund Facts -- Tax-Free Reserve
    -----------------------------------
    Inception Date: April 16, 1991 (Series A)
    Portfolio Size: $61.37 million (A&B combined)
    Average Weighted Maturity: 55 days
    Seven Day Effective Yield: 3.85 (Series A)  3.60 (Series B)

    Performance (as of December 31, 1995)
    -------------------------------------
                                6-Month        Yield         Yield
                              Total Return     7-day        30-day
                              ------------   ----------     ------
                              (Cumulative)  (Compounded)
    Series A                     1.66%          3.92%       3.38%
    Series B                     1.53           3.66        3.13
    IBC/Donoghue Tax-Free Avg    2.53           4.03         --


                                           Management's Discussion & Analysis 25

As of December 31, 1995 (Unaudited)
Statement of Net Assets
Growth Equity Fund

                                  [GRAPHIC 20]
                        [See Appendix A for Description]

% of Total Portfolio Investments

--------------------------------------------------------------------------------
Description                                                  Shares   Value(000)
--------------------------------------------------------------------------------
Common Stocks -- 96.9%
      Banks -- 8.5%
      Bank of New York                                       40,591       $1,979
         Barnett Banks of Florida                            35,000        2,065
         Citicorp                                            32,000        2,152
         J.P. Morgan                                         24,000        1,926
         Wachovia                                            18,000          823
                                                                          ------
                                                                           8,945
                                                                          ------
     Broadcasting, Newspapers &
         Advertising -- 3.3%
         Comcast, Class A Special                             88,600       1,611
         Liberty Media Group                                  17,598         473
         Tele-Communications
           Incorporated, Class A                              70,393       1,399
                                                                          ------
                                                                           3,483
                                                                          ------
     Communications Equipment -- 3.5%
         Glenayre Technologies*                               30,025       1,869
         U.S. Robotics*                                       20,106       1,764
                                                                          ------
                                                                           3,633
                                                                          ------
     Computers & Software Services -- 4.9%
         Compaq Computer*                                     19,300         926
         DST Systems*                                          3,313          94
         Electronic Arts*                                     33,000         862
         Hewlett Packard                                      13,426       1,125
         Intuit*                                              24,500       1,911
--------------------------------------------------------------------------------
Description                                                  Shares   Value(000)
--------------------------------------------------------------------------------
     Computers & Software Services (continued)
         Silicon Graphics*                                     6,554      $  180
                                                                          ------
                                                                           5,098
                                                                          ------
     Drugs -- 15.5%
         American Home Products                              24,100        2,338
         Amgen*                                              41,864        2,486
         Glaxo PLC (ADR)                                     74,000        2,090
         Johnson & Johnson                                   24,500        2,098
         Merck                                               33,732        2,218
         Schering Plough                                     40,892        2,239
         SmithKline Beecham (ADR)                            48,550        2,695
                                                                          ------
                                                                          16,164
                                                                          ------
     Electrical Services -- 2.1%
         Texas Utilities                                     54,000        2,221
                                                                          ------
     Entertainment -- 3.5%
         Circus Circus Enterprises                           48,253        1,345
         Mirage Resorts*                                     68,486        2,363
                                                                          ------
                                                                           3,708
                                                                          ------
     Financial Services -- 4.3%
         American Express                                    48,000        1,986
         Federal National Mortgage
           Association                                       19,914        2,472
                                                                          ------
                                                                           4,458
                                                                          ------
     Food, Beverage & Tobacco -- 9.0%
         Coca Cola                                           29,300        2,176
         ConAgra                                             33,100        1,365
         CPC International                                   27,100        1,860
         PepsiCo                                             38,450        2,148
         Sara Lee                                            58,500        1,865
                                                                          ------
                                                                           9,414
                                                                          ------
     Household Products -- 2.1%
         Gillette                                            42,800        2,231
                                                                          ------
     Insurance -- 3.8%
         American International Group                        23,400        2,165
         Chubb                                               18,389        1,779
                                                                          ------
                                                                           3,944
                                                                          ------
     Machinery -- 3.1%
         GE                                                  33,589        2,418
         Lam Research*                                       17,900          819
                                                                          ------
                                                                           3,237
                                                                          ------
    Miscellaneous Business
      Services -- 13.9%
         Cisco Systems*                                      23,200        1,731
         Computer Sciences*                                  30,494        2,142


26 See accompanying notes to financial statements.

                                                       / / CoreFund Equity Funds

--------------------------------------------------------------------------------
Description                                        Shares/Par (000)  Value (000)
--------------------------------------------------------------------------------

     Miscellaneous Business Services (continued)
         CUC International*                                 64,512       $ 2,201
         First Data                                         32,500         2,173
         Microsoft*                                         19,516         1,713
         Oracle Systems*                                    46,083         1,953
         Peoplesoft*                                        24,000         1,032
         UUNet Technologies*                                24,500         1,544
                                                                         -------
                                                                          14,489
                                                                         -------
     Professional Services -- 3.6%
         Health Management Associates,
         Class A                                            49,350         1,289
         Paychex                                            49,350         2,461
                                                                         -------
                                                                           3,750
                                                                         -------
     Retail -- 1.2%
         Office Depot*                                      66,000         1,304
                                                                         -------
     Semi-Conductors/Instruments -- 2.6%
         Intel                                              14,700           834
         Linear Technology                                  25,000           981
         Molex                                              27,593           876
                                                                         -------
                                                                           2,691
                                                                         -------
    Telephones &
      Telecommunication -- 12.0%
        Bellsouth                                     24,000               1,044
        Frontier                                      40,410               1,212
        GTE                                           23,000               1,012
        LCI International*                            82,434               1,690
        MCI Communications                            86,000               2,247
        MFS Communications*                           38,356               2,042
        Mobile Telecommunications
          Technologies*                               55,152               1,179
        Qualcomm*                                     25,400               1,092
        Worldcom*                                     30,000               1,058
                                                                         -------
                                                                          12,576
                                                                         -------
Total Common Stocks
  (Cost $79,934,160)                                                     101,346
                                                                         -------
Repurchase Agreements -- 3.2%
          Aubrey Lanston 5.875%, dated
            12/29/95, matures 1/02/96,
            repurchase price $1,100,718
            (collateralized by U.S.
            Treasury Note, par value
            $1,045,000, 8.75%, matures
            10/15/97: market value $1,146,792)        $1,100               1,100

--------------------------------------------------------------------------------
Description                                        Shares/Par (000)  Value (000)
--------------------------------------------------------------------------------

  Repurchase Agreements (continued)
          Nations Bank 5.92%, dated 12/29/95,
            matures 1/02/96, repurchase price
            $1,100,724 (collateralized by
            U.S. Treasury Note, par value
            $1,090,000, 6.125%, matures 5/15/98:
            market value $1,128,957)                 $1,100           $   1,100
         Sanwa Bank 5.85%,dated 12/29/95,
            matures 1/02/96,repurchase price
            $1,100,715 (collateralized
            by U.S. Treasury  Note, par value
            $1,100,000, 5.75%, matures 10/31/00:
            market value $1,124,530)                  1,100               1,100
                                                                        -------
Total Repurchase Agreements
  (Cost $3,300,000)                                                       3,300
                                                                       --------
Total Investments -- 100.1%
  (Cost $83,234,160)                                                    104,646
                                                                       --------
Total Other Assets and Liabilities,
  Net -- (0.1)%                                                             (61)
                                                                       --------
  Net Assets:
        Portfolio Shares - Series  A
          ($0.001 par value - 100 million
          authorized) based on
          8,270,943 outstanding shares                                   79,986
        Portfolio Shares - Series B
          ($0.001 par value - 100 million
          authorized) based on
          185,935 outstanding shares                                      1,677
        Accumulated Net Realized
          Gain on Investments                                             1,516
        Net Unrealized Appreciation
          on Investments                                                 21,412
        Distributions in Excess of Net
          Investment Income                                                  (6)
                                                                       --------
  Total Net Assets -- 100%                                             $104,585
                                                                       ========

  Net Asset Value & Redemption Price
    Per Share
          Series A                                                      $12.37
                                                                        ======
          Series B                                                      $12.35
                                                                        ======


See accompanying notes to financial statements.                               27

As of December 31, 1995 (Unaudited)
Statement of Net Assets
--------------------------------------------------------------------------------
      Value Equity Fund

                                  [GRAPHIC 21]
                        [See Appendix A for Description]

% of Total Portfolio Investments


--------------------------------------------------------------------------------
Description                                            Shares        Value (000)
--------------------------------------------------------------------------------
Common Stocks -- 97.9%
    Aerospace & Defense -- 6.1%
        Loral                                         21,100              $  746
        Rockwell International                        25,000               1,322
                                                                          ------
                                                                           2,068
                                                                          ------
    Aircraft -- 4.9%
        Boeing                                        15,000               1,175
        Sundstrand                                     7,000                 493
                                                                          ------
                                                                           1,668
                                                                          ------
    Apparel/Textiles -- 3.6%
        Bernard Chaus*                                50,000                 181
        Kellwood                                      50,000               1,019
                                                                          ------
                                                                           1,200
                                                                          ------
    Banks -- 4.7%
        PNC Bank                                      38,000               1,226
        Park National                                  8,000                 381
                                                                          ------
                                                                           1,607
                                                                          ------
    Chemicals -- 1.4%
        FMC*                                           7,300                 494
                                                                          ------


--------------------------------------------------------------------------------
Description                                            Shares        Value (000)
--------------------------------------------------------------------------------

    Drugs -- 8.2%
        Caremark International*                       60,000              $1,087
        Elan                                          35,000               1,702
                                                                          ------
                                                                           2,789
                                                                          ------
Financial Services -- 7.3%
    Franklin Resources                                 12,000                604
    Household International                            11,800                698
    Merrill Lynch                                       5,000                255
    Paine Webber Group                                 45,000                900
                                                                          ------
                                                                           2,457
                                                                          ------
Food, Beverage & Tobacco -- 2.1%
    Schweitzer-Manduit International*                  30,000                694
                                                                          ------
Household Products -- 4.9%
    Sherwin Williams                                   14,500                591
    Stanley Works                                      20,800              1,071
                                                                          ------
                                                                           1,662
                                                                          ------
Insurance -- 6.0%
    Progressive of Ohio                                30,000              1,466
    Reliance Group Holdings                            63,900                551
                                                                          ------
                                                                           2,017
                                                                          ------
Machinery -- 4.7%
    General Instrument*                                25,000                584
    Harnischfeger Industries                           30,000                998
                                                                          ------
                                                                           1,582
                                                                          ------
Medical Products &
  Services -- 6.6%
    Columbia/HCA Healthcare                           25,000               1,269
    Varian Associates                                 20,000                 955
                                                                          ------
                                                                           2,224
                                                                          ------
Miscellaneous
  Manufacturing -- 4.6%
    Hasbro                                            50,000               1,550
                                                                          ------
Paper & Paper Products -- 2.5%
    Kimberly Clark                                    10,000                 828
                                                                          ------
Petroleum & Fuel
  Products -- 4.7%
    Anadarko Petroleum                                15,000                 812
    Western Atlas                                     15,300                 773
                                                                          ------
                                                                           1,585
                                                                          ------


28 See accompanying notes to financial statements.

                                                      / / CoreFund Equity Funds

--------------------------------------------------------------------------------
Description                                            Shares        Value (000)
--------------------------------------------------------------------------------

    Petroleum Refining -- 5.4%
        Atlantic Richfield                                7,000           $  775
        Murphy Oil                                       25,000            1,037
                                                                          ------
                                                                           1,812
                                                                          ------
    Precious Metals -- 3.0%
        Barrick Gold                                     38,400            1,013
                                                                          ------
    Printing & Publishing -- 6.4%
        Gannett                                          17,900            1,099
        Knight-Ridder*                                   17,000            1,062
                                                                          ------
                                                                           2,161
                                                                          ------
    Professional Services -- 2.9%
        Flight Safety International                      20,000            1,005
                                                                          ------
    Railroads -- 2.1%
        Conrail                                          10,000              700
                                                                          ------
    Retail -- 5.8%
        Circuit City Stores                              30,900              853
        Sears Roebuck                                    28,200            1,100
                                                                          ------
                                                                           1,953
                                                                          ------
Total Common Stocks
       (Cost $30,015,168)                                                 33,069
                                                                          ------
--------------------------------------------------------------------------------
Description                                           Par (000)      Value (000)
--------------------------------------------------------------------------------

  Repurchase Agreements -- 0.4%
          Aubrey Lanston 5.875%, dated
            12/29/95, matures 1/02/96,
            repurchase price $72,047
            (collateralized by U.S. Treasury
            Note, par value $70,000, 8.75%
            matures 10/15/97: market
            value $76,819)                              $72              $    72
          Sanwa Bank 5.85%, dated 12/29/95,
            matures 1/02/96, repurchase price
            $72,047 (collateralized by U.S.
            Treasury Note, par value $70,000,
            5.75%, matures 10/31/00: market
            value $73,440)                               72                   72
                                                                          ------
  Total Repurchase Agreements
    (Cost $144,000)                                                          144
                                                                          ------
  Total Investments -- 98.3%
    (Cost $30,159,168)                                                    33,213
                                                                          ------
  Total Other Assets and Liabilities,
    Net -- 1.7%                                                              564
                                                                          ------
  Net Assets:
          Portfolio Shares - Series A
            ($0.001 par value - 25
            million authorized) based on
            2,406,064 outstanding shares                                  28,929
          Portfolio Shares - Series B
            ($0.001 par value - 25 million
            authorized) based on
            210,607 outstanding shares                                     1,580
          Accumulated Net Realized Gain
            on Investments                                                   214
          Net Unrealized Appreciation on
            Investments                                                    3,054
                                                                         -------
  Total Net Assets -- 100%                                               $33,777
                                                                         =======

  Net Asset Value & Redemption Price
    Per Share
          Series A                                                        $12.91
                                                                          ======


          Series B                                                        $12.92
                                                                          ======



  *  Non-income producing security

See accompanying notes to financial statements.                              29

As of December 31, 1995 (Unaudited)
Statement of Net Assets
--------------------------------------------------------------------------------
Equity Index Fund

                                  [GRAPHIC 22]
                        [See Appendix A for Description]


% of Total Portfolio Investments



--------------------------------------------------------------------------------
Description                                       Shares        Value (000)
--------------------------------------------------------------------------------
Common Stocks -- 95.5%
    Aerospace & Defense -- 0.9%
        Lockheed Martin                            5,800           $  458
        Loral                                      3,800              134
        Raytheon                                   6,000              284
        Rockwell International                     5,763              305
        TRW                                        1,500              116
                                                                   ------
                                                                    1,297
                                                                   ------
    Agriculture -- 0.1%
        Pioneer Hi-Bred International              2,500              139
                                                                   ------
    Air Transportation -- 0.4%
        AMR*                                       1,800              133
        Delta Air Lines                            1,000               74
        Federal Express*                           1,300               96
        Southwest Airlines                         3,300               77
        US Air Group*                             15,300              203
                                                                   ------
                                                                      583
                                                                   ------
    Aircraft -- 1.4%
        Boeing                                     9,937              779
        General Dynamics                           1,700              100
        McDonnell Douglas                          2,700              248
        Northrop Grumman                           1,700              109
        Parker Hannifin                            2,850               98
        Teledyne                                   3,700               95

--------------------------------------------------------------------------------
Description                                       Shares        Value (000)
--------------------------------------------------------------------------------

    Aircraft (continued)
        Textron                                    2,000           $  135
        United Technologies                        4,300              408
                                                                   ------
                                                                    1,972
                                                                   ------
    Apparel/Textiles -- 0.4%
        Liz Claiborne                              5,000              139
        Nike                                       3,400              237
        Russell                                    3,100               86
        V.F                                        1,500               79
                                                                   ------
                                                                      541
                                                                   ------
    Automotive -- 2.5%
        Allied Signal                              7,700              366
        Chrysler                                  10,700              593
        Dana                                       4,600              135
        Echlin                                     2,500               91
        Fleetwood Enterprises                      4,055              104
        Ford Motor                                28,700              832
        General Motors                            20,900            1,105
        Paccar                                     1,500               63
        Varity*                                    2,700              100
                                                                   ------
                                                                    3,389
                                                                   ------
    Banks -- 6.3%
        Banc One                                  12,222              461
        Bank of Boston*                            2,900              134
        Bank of New York                           5,500              268
        BankAmerica                               10,800              699
        Bankers Trust New York                     1,800              120
        Barnett Banks of Florida                   2,200              130
        Boatmens Bancshares                        4,600              188
        Chase Manhattan                            4,200              255
        Chemical Banking                           7,100              417
        Citicorp                                  11,500              773
        Comerica                                   3,600              144
        First Bank System                          3,800              189
        First Chicago NBD                          8,901              352
        First Fidelity Bancorp                     1,800              136
        First Interstate                           1,900              259
        First Union                                5,500              306
        Fleet Financial Group                      6,401              261
        Golden West Financial                      1,800               99
        Great Western Financial                    3,800               97
        H.F. Ahmanson                              3,600               95
        J.P. Morgan                                5,800              465
        Keycorp                                    7,800              283
        MBNA                                       3,300              122
        National City                              4,300              142
        NationsBank                                7,200              501

30  See accompanying notes to financial statements.

                                                     / /   CoreFund Equity Funds

--------------------------------------------------------------------------------
Description                                       Shares       Value (000)
--------------------------------------------------------------------------------
      Banks (continued)
          Norwest                                 10,900        $    360
          PNC Bank                                 8,900             287
          Suntrust Banks                           4,200             288
          U.S. Bancorp                             4,300             145
          UST                                      4,600             154
          Wachovia                                 3,900             178
          Wells Fargo                              1,500             324
                                                                   -----
                                                                   8,632
                                                                   -----
      Beauty Products -- 1.8%
          Alberto Culver, Class B                  3,200             110
          Avon Products                            1,600             121
          Colgate Palmolive                        4,246             298
          Dial                                     3,300              98
          Ecolab                                   3,300              99
          International Flavors & Fragrances       2,500             120
          Procter & Gamble                        19,200           1,593
                                                                   -----
                                                                   2,439
                                                                   -----
      Broadcasting, Newspapers &
       Advertising -- 1.1%
          Capital Cities ABC                       4,000             493
          Comcast, Class A                         5,400              98
          Interpublic Group                        2,200              95
          Tele-Communications, Class A*           18,900             376
          Viacom, Class B*                        10,526             499
                                                                   -----
                                                                   1,561
                                                                   -----
      Building & Construction -- 0.3%
          Fluor                                    1,900             125
          Halliburton                              2,600             131
          McDermott International                  3,400              75
          Owens Corning Fiberglas*                 2,800             126
                                                                   -----
                                                                     457
                                                                   -----
      Chemicals -- 3.2%
          Air Products & Chemical                  2,600             137
          B.F. Goodrich                            2,100             143
          Dow Chemical                             8,150             574
          E.I. DuPont de Nemours                  16,000           1,118
          Eastman Chemical                         1,900             119
          FMC*                                     1,400              95
          Great Lakes Chemical                     1,600             115
          Hercules                                 2,700             152
          Lilly (Eli)                             17,400             979
          Monsanto                                 3,900             478
          Nalco Chemical                           2,300              69

--------------------------------------------------------------------------------
Description                                        Shares        Value (000)
--------------------------------------------------------------------------------

      Chemicals (continued)
          Rohm & Haas                              1,500           $   97
          Union Carbide                            3,400              127
          W.R. Grace                               2,100              124
                                                                   ------
                                                                    4,327
                                                                   ------
      Communications Equipment -- 2.2%
          Cisco Systems*                           7,200              537
          ITT Industries*                          3,100               74
          ITT*                                     3,100              164
          Motorola                                17,400              992
          Northern Telecom                         7,300              314
          Scientific-Atlanta                      11,200              168
          Sprint                                  10,800              431
          Tellabs                                  3,100              115
          US West Media Group                     13,600              258
                                                                   ------
                                                                    3,053
                                                                   ------
      Computers & Services -- 5.9%
          Amdahl                                   8,100               69
          Apple Computer                           2,600               83
          Automatic Data Processing                3,700              275
          Compaq Computer*                         8,700              418
          Ceridian*                                3,400              140
          Computer Associates International        6,900              392
          Computer Sciences*                       1,900              133
          Cray Research*                           4,200              104
          Digital Equipment*                       3,900              250
          DSC Communications*                      2,591               96
          First Data                               6,500              435
          Harris Computer Systems                  1,600               87
          Hewlett Packard                         15,100            1,265
          International Business Machines         15,700            1,440
          Microsoft*                              16,800            1,474
          Novell*                                  8,300              118
          Oracle Systems*                         11,450              485
          Pitney Bowes                             5,000              235
          Silicon Graphics                         4,600              127
          Sun Microsystems*                        5,600              255
          Tandem Computers*                        5,986               64
          Tandy                                    2,000               83
          Unisys*                                 23,500              132
                                                                   ------
                                                                    8,160
                                                                   ------
      Containers & Packaging -- 0.1%
          Crown Cork & Seal*                       2,100               88
          Newell                                   3,600               93
                                                                   ------
                                                                      181
                                                                   ------



See accompanying notes to financial statements.                              31

As of December 31, 1995 (Unaudited)
Statement of Net Assets
--------------------------------------------------------------------------------
Equity Index Fund (continued)
--------------------------------------------------------------------------------
Description                                          Shares          Value (000)
--------------------------------------------------------------------------------
Drugs -- 7.7%
    Abbott Labs                                      23,600              $   985
    Alza*                                             3,400                   84
    American Home Products                            8,900                  863
    Amgen*                                            7,600                  451
    Baxter International                              7,800                  327
    Bristol-Myers Squibb                             14,720                1,264
    Johnson & Johnson                                18,400                1,576
    Mallinckrodt Group                                3,300                  120
    Merck                                            34,600                2,275
    Pfizer                                           17,600                1,109
    Pharmacia & Upjohn                               14,155                  549
    Schering Plough                                  10,900                  597
    Warner Lambert                                    3,700                  359
                                                                         -------
                                                                          10,559
                                                                         -------
Electrical Equipment -- 2.9%
    Emerson Electric                                  6,300                  515
    General Electric                                 47,800                3,442
                                                                         -------
                                                                           3,957
                                                                         -------
Electrical Services -- 3.2%
    American Electric Power                           4,200                  170
    Baltimore Gas & Electric                          4,700                  134
    Carolina Power & Light                            3,600                  124
    Central & South West                              5,400                  150
    Cinergy                                           4,600                  141
    Consolidated Edison of New York                   5,300                  170
    Detroit Edison                                    3,300                  114
    Dominion Resources of Virginia                    5,500                  227
    Duke Power                                        6,100                  289
    Entergy                                           5,200                  152
    FPL Group                                         6,100                  283
    General Public Utilities                          4,200                  143
    Houston Industries                                5,800                  141
    Niagara Mohawk Power                             11,200                  108
    Northern States Power                             1,700                   83
    Ohio Edison                                       4,100                   96
    Pacific Gas and Electric                         11,500                  326
    PECO Energy                                       5,000                  151
    Pacificorp                                        6,400                  136
    Public Service Enterprise Group                   5,500                  168
    SCEcorp                                          13,400                  238
    Southern                                         17,100                  421
    Texas Utilities                                   5,100                  210
    Unicom                                            4,800                  157
    Union Electric Power                              2,300                   96
                                                                          ------
                                                                           4,428
                                                                          ------


--------------------------------------------------------------------------------
Description                                          Shares          Value (000)
--------------------------------------------------------------------------------


Entertainment -- 0.7%
    King World Productions*                          2,600                $  101
    Walt Disney                                     15,100                   891
                                                                          ------
                                                                             992
                                                                          ------
Environmental Services -- 0.4%
    Browning Ferris Industries                      5,900                    174
    WMX Technologies                               12,900                    385
                                                                          ------
                                                                             559
                                                                          ------
Financial Services -- 2.8%
    Allstate*                                      13,000                    535
    American Express                               14,400                    596
    Beneficial                                      2,400                    112
    Dean Witter Discover                            3,700                    174
    Federal Home Loan Mortgage
      Corporation                                   4,700                    392
    Federal National Mortgage
      Association                                   8,200                  1,018
    Household International                         2,100                    124
    Mellon Bank                                     5,700                    306
    Merrill Lynch                                   4,600                    234
    Morgan Stanley Group                            2,100                    169
    Providian                                       2,300                     94
    Salomon                                         2,500                     89
                                                                          ------
                                                                           3,843
                                                                          ------
Food, Beverage & Tobacco -- 8.3%
    American Brands                                 4,500                    201
    Anheuser Busch                                  6,900                    461
    Archer Daniels Midland                         15,672                    282
    Brown Forman, Class B                           2,700                     99
    Campbell Soup                                   6,800                    408
    CPC International                               3,400                    233
    Coca Cola                                      35,600                  2,643
    ConAgra                                         7,300                    301
    Coors, Adolph Class B                           5,600                    124
    General Mills                                   5,900                    341
    H.J. Heinz                                     10,650                    353
    Hershey Foods                                   2,000                    130
    Kellogg                                         6,100                    471
    PepsiCo                                        23,000                  1,285
    Philip Morris                                  24,300                  2,199
    Quaker Oats                                     3,000                    103
    Ralston-Ralston Purina Group                    2,300                    143
    Sara Lee                                       12,600                    402
    Seagram                                        10,300                    357
    Unilever NV                                     4,400                    619
    Whitman                                         5,100                    119
    Wrigley, William Jr.                            2,600                    137
                                                                          ------
                                                                          11,411
                                                                          ------


32  See accompanying notes to financial statements.

                                                       / / CoreFund Equity Funds

--------------------------------------------------------------------------------
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------
      Gas/Natural Gas--1.0%
          Coastal                                            2,500       $    93
          Columbia Gas Systems*                              3,500           154
          Consolidated Natural Gas                           2,100            95
          Enron                                              7,300           278
          Nicor                                              3,700           102
          Noram Energy                                      17,800           158
          Pacific Enterprises                                3,800           107
          Panhandle Eastern                                  4,200           117
          Peoples Energy                                     4,100           130
          Sonat                                              2,300            82
          Williams                                           2,500           110
                                                                         -------
                                                                           1,426
                                                                         -------
      Glass Products--0.4%
          Corning                                            6,100           195
          PPG Industries                                     7,300           334
                                                                         -------
                                                                             529
                                                                         -------
      Hotels & Lodging--0.2%
          Harrah's Entertainment                             2,300            56
          Hilton Hotels                                      1,100            67
          Marriott International                             2,900           111
                                                                         -------
                                                                             234
                                                                         -------
      Household Furniture &
          Fixtures--0.5%
          Armstrong World Industries                         1,600            99
          Illinois Tool Works                                2,500           147
          Masco                                              3,500           110
          Sherwin Williams                                   2,300            94
          Snap-On Tools                                      2,700           122
          Stanley Works                                      1,800            93
                                                                         -------
                                                                             665
                                                                         -------
      Household Products--0.7%
          Clorox                                             1,300            93
          Gillette                                          11,800           615
          Maytag                                             5,600           113
          National Service Industries                        3,000            97
          Whirlpool                                          1,700            91
                                                                         -------
                                                                           1,009
                                                                         -------
      Insurance--3.8%
          Aetna Life & Casualty                              2,500           173
          Alexander & Alexander Services                     4,400            84
          American General                                   5,400           188
          American International Group                      13,268         1,227
          Chubb                                              2,000           194

--------------------------------------------------------------------------------
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------
      Insurance (continued)
          Cigna                                              2,900      $    299
          General Re                                         2,400           372
          ITT Hartford Group*                                3,100           150
          Jefferson-Pilot                                    2,100            98
          Lincoln National                                   2,100           113
          Loews                                              3,400           266
          Marsh and McLennan                                 1,700           151
          Safeco                                             2,800            97
          St. Paul                                           4,727           263
          Torchmark                                          1,800            81
          Transamerica                                       1,600           117
          Travelers                                          8,400           528
          U.S. Healthcare                                    3,600           167
          United Healthcare                                  5,100           334
          Unum                                               1,700            93
          USF&G                                              5,500            93
          USLife                                             3,900           117
                                                                         -------
                                                                           5,205
                                                                         -------
     Lumber & Wood Products--0.2%
         Georgia Pacific                                     2,700           185
         Potlatch                                            2,100            84
                                                                          ------
                                                                             269
                                                                          ------
     Machinery--1.6%
         Applied Materials*                                  4,600           181
         Baker Hughes                                        4,000            98
         Black & Decker                                      3,500           124
         Brunswick                                           3,500            84
         Caterpillar                                         4,700           276
         Crane                                               3,100           114
         Deere                                               7,800           275
         Dover                                               2,800           103
         Dresser Industries                                  3,900            95
         Eaton                                               1,700            91
         Ingersoll Rand                                      2,400            84
         Tenneco                                             5,000           248
         Texas Instruments                                   5,200           269
         Timken                                              2,500            96
         Tyco Labs                                           3,400           121
                                                                          ------
                                                                           2,259
                                                                          ------
     Measuring Devices--0.4%
         General Signal                                      2,100            68
         Honeywell                                           2,900           141
         Johnson Controls                                    1,500           103


                See accompanying notes to financial statements.
33

      As of December 31, 1995 (Unaudited)
      Statement of Net Assets



--------------------------------------------------------------------------------

      Equity Index Fund (continued)

--------------------------------------------------------------------------------
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
      Measuring Devices (continued)
          Millipore                                          3,400        $  140
          Pall                                               4,500           121
                                                                          ------
                                                                             573
                                                                          ------
      Medical Products &
          Services--1.5%
          Bausch & Lomb                                      2,000            79
          Becton Dickinson                                   1,900           143
          Beverly Enterprises                                6,600            70
          Boston Scientific*                                 4,300           211
          Columbia/HCA Healthcare                           12,400           629
          Humana                                             4,800           131
          Medtronic                                          8,000           447
          St. Jude Medical                                   3,300           142
          Tenet Healthcare                                   4,100            85
          United States Surgical                             2,900            62
                                                                          ------
                                                                           1,999
                                                                          ------
      Metals & Mining--0.9%
          Alcan Aluminum                                     5,000           156
          Aluminum Company of America                        5,200           275
          Asarco                                             3,300           105
          Cyprus AMAX Minerals                               2,400            63
          Engelhard                                          3,900            85
          Freeport-McMoran Copper &
           Gold, Class B                                     6,000           169
          Inco                                               2,600            86
          Newmont Mining                                     1,900            86
          Phelps Dodge                                       1,600            99
          Reynolds Metals                                    1,500            85
                                                                          ------
                                                                           1,209
                                                                          ------
      Miscellaneous Business
          Services--0.0%
          Ogden                                              2,600            56
                                                                          ------
      Miscellaneous Chemical
          Products--0.2%
          Morton International                               3,300           118
          Raychem                                            1,900           108
                                                                          ------
                                                                             226
                                                                          ------
      Miscellaneous Consumer
          Services--0.2%
          H & R Block                                        2,400            97
          Service International                              2,900           128
                                                                          ------
                                                                             225
                                                                          ------
--------------------------------------------------------------------------------
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
      Miscellaneous
          Manufacturing--0.2%
          Hasbro                                             2,400      $     74
          Mattel                                             5,000           154
                                                                          ------
                                                                             228
                                                                          ------
      Paper & Paper Products--2.5%
          Avery Dennison                                     2,300           115
          Bemis                                              3,500            90
          Boise Cascade                                      2,800            97
          Champion International                             2,200            92
          Federal Paper Board                                2,700           140
          International Paper                                7,000           265
          James River                                        3,200            77
          Kimberly Clark                                    11,252           931
          Mead                                               1,600            84
          Minnesota Mining &
           Manufacturing                                    12,800           848
          Moore                                              4,100            76
          Stone Container*                                   3,800            55
          Temple Inland                                      1,400            62
          Union Camp                                         1,550            74
          Westvaco                                           3,150            87
          Weyerhaeuser                                       6,006           260
          Willamette Industries                              1,900           107
                                                                          ------
                                                                           3,460
                                                                          ------
      Petroleum Refining--8.5%
          Amerada Hess                                       2,100           111
          Amoco                                             13,900           999
          Ashland                                            2,100            74
          Atlantic Richfield                                 4,500           498
          Burlington Resources                               2,900           114
          Chevron                                           19,100         1,003
          Enserch                                            6,600           107
          Exxon                                             35,100         2,812
          Helmerich and Payne                                2,000            60
          Kerr-McGee                                         1,500            95
          Louisiana Land & Exploration                       3,100           133
          Mobil                                             11,500         1,288
          Occidental Petroleum                               6,900           148
          Oryx Energy                                        8,400           112
          Pennzoil                                           1,500            63
          Phillips Petroleum                                 7,200           246
          Royal Dutch Petroleum                             15,000         2,117
          Santa Fe Energy Resources                          7,300            70
          Schlumberger                                       6,400           443
          Texaco                                             8,500           667
          Unocal                                             6,400           187
          USX Marathon Group                                 6,500           127

                See accompanying notes to financial statements.

34

                                                       / / CoreFund Equity Funds

--------------------------------------------------------------------------------
Description                                           Shares  Value (000)
--------------------------------------------------------------------------------
     Petroleum Refining (continued)
         USX--U.S. Steel Group                         1,900    $   59
         Western Atlas                                 2,500       126
                                                                ------
                                                                11,659
                                                                ------
     Photographic Equipment &
         Supplies--0.8%
         Eastman Kodak                                 9,600       643
         Polaroid                                      2,300       109
         Xerox                                         2,800       384
                                                                ------
                                                                 1,136
                                                                ------
     Precious Metals--0.5%
         Barrick Gold                                 12,000       317
         Echo Bay Mines                                9,100        94
         Homestake Mining                              6,800       106
         Placer Dome Group                             5,400       130
                                                                ------
                                                                   647
                                                                ------
     Printing & Publishing--1.3%
         American Greetings, Class A                   3,200        88
         Deluxe                                        2,500        73
         Dow Jones                                     5,600       223
         Gannett                                       3,300       203
         Knight-Rider*                                 1,500        94
         McGraw-Hill                                   1,100        96
         Meredith                                      3,000       126
         New York Times, Class A                       3,200        95
         R.R. Donnelley & Sons                         3,200       126
         Time Warner, Class A                          9,900       375
         Times Mirror, Class A                         3,900       132
         Tribune                                       1,500        92
                                                                ------
                                                                 1,723
                                                                ------
     Professional Services--0.2%
         Dun & Bradstreet                              4,700       304
                                                                ------
     Railroads--1.0%
         Burlington Northern Santa Fe                  3,964       309
         Conrail                                       1,800       126
         CSX                                           6,200       283
         Norfolk Southern                              3,100       246
         Union Pacific                                 6,300       416
                                                                ------
                                                                 1,380
                                                                ------


--------------------------------------------------------------------------------
Description                                           Shares  Value (000)
--------------------------------------------------------------------------------
     Retail--5.1%
         Albertson's                                   6,400    $  210
         Campbell Soup                                 3,200        86
         Circuit City Stores                           3,000        83
         Dayton-Hudson                                 1,600       120
         Dillard Department Stores, Class A            2,700        77
         Federated Department Stores*                  5,700       157
         Gap                                           3,300       139
         Giant Food, Class A                           3,900       123
         Great Atlantic & Pacific Tea                  4,000        92
         Harcourt General                              2,300        96
         Home Depot                                   13,466       645
         J.C. Penney                                   6,500       310
         K Mart                                       10,000        73
         Kroger*                                       3,100       116
         Limited                                       9,500       165
         Lowes                                         3,500       117
         May Department Stores                         6,900       292
         McDonald's                                   20,600       930
         Melville                                      2,400        74
         Mercantile Stores                             2,200       102
         Nordstrom                                     1,800        73
         Pep Boys - Manny Moe & Jack                   3,226        83
         Price/Costco*                                 4,900        75
         Rite Aid                                      3,700       127
         Sears Roebuck                                11,500       448
         TJX Companies                                 6,700       126
         Toys R Us*                                    6,500       141
         Wal Mart Stores                              64,900     1,452
         Walgreen                                      5,600       167
         Wendy's International                         5,900       125
         Winn Dixie Stores                             3,400       125
         Woolworth*                                    7,500        97
                                                                ------
                                                                 7,046
                                                                ------
      Rubber & Plastic--0.4%
         Cooper Tire & Rubber                          3,000        74
         Goodyear Tire & Rubber                        3,380       153
         Premark International                         1,700        86
         Reebok International                          2,000        57
         Rubbermaid                                    6,300       161
                                                                ------
                                                                   531
                                                                ------
     Semi-Conductors/
         Instruments--1.5%
         AMP                                           6,200       238
         Intel                                        23,100     1,311
         LSI Logic                                     4,000       131
         Micron Technology                             5,900       234
         National Semiconductor*                       5,600       125
                                                                ------
                                                                 2,039
                                                                ------


                See accompanying notes to financial statements.
35
      As of December 31, 1995 (Unaudited)
      Statement of Net Assets


      Equity Index Fund (concluded)

--------------------------------------------------------------------------------
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------
      Specialty Machinery--0.2%
          Cooper Industries                                 2,600       $     96
          Westinghouse Electric                             8,000            132
                                                                        --------
                                                                             228
                                                                        --------
      Steel & Steel Works--0.2%
          Bethlehem Steel*                                  5,900             83
          Nucor                                             2,000            114
          Worthington Industries                            4,600             96
                                                                        --------
                                                                             293
                                                                        --------
      Technology, Services--0.2%
          Cabletron Systems*                                2,000            162
          CUC International*                                5,000            171
                                                                        --------
                                                                             333
                                                                        --------
      Telephones &
          Telecommunication--7.9%
          AT&T                                             46,736          3,026
          Airtouch Communications*                         13,100            370
          Alltel                                            5,500            162
          Ameritech                                        16,000            944
          Bell Atlantic                                    11,900            796
          Bellsouth                                        27,800          1,209
          GTE                                              28,100          1,237
          MCI Communications                               20,158            527
          NYNEX                                            12,600            680
          Pacific Telesis Group                            11,500            387
          SBC Telecommunications                           17,076            982
          US West                                          13,600            486
                                                                        --------
                                                                          10,806
                                                                        --------
      Trucking--0.2%
          Cummins Engine                                    1,900             70
          Pittston Services Group                           3,700            116
          Roadway Services                                  1,300             64
          Ryder System                                      1,500             37
                                                                        --------
                                                                             287
                                                                        --------
      Wholesale--0.5%
          Alco Standard                                     2,400            110
          Fleming Companies                                 5,000            103
          Genuine Parts                                     2,800            115
          Praxair                                           3,500            118
          Super-Valu                                        2,700             85

--------------------------------------------------------------------------------
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------
      Wholesale (continued)
          Sysco                                             4,100       $    133
          W.W. Grainger                                     1,200             79
                                                                        --------
                                                                             743
                                                                        --------
 Total Common Stocks
      (Cost $100,103,075)                                                131,207
                                                                        --------
 Repurchase  Agreements--0.5%
         Aubrey Lanston 5.875%, dated
          12/29/95,  matures 01/02/96,
          repurchase price $349,228
          (collateralized by U.S.
          Treasury Note, par value
          $330,000, 8.75%, matures
          10/15/97: market value
          $362,145)                                      $    349            349
         Swiss Bank 5.85%, dated
          12/29/95, matures 01/02/96,
          repurchase price $348,226
          (collateralized by U.S.
          Treasury Note, par value
          $345,000, 6.000%, matures
          08/31/97: market
          value $363,426)                                     348            348
                                                                        --------
 Total Repurchase Agreements
      (Cost $697,000)                                                        697
                                                                        --------
 Total Investments--96.0%
      (Cost $100,800,075)                                                131,904
                                                                        --------
 Total Other Assets and Liabilities,
      Net--4.0%                                                            5,446
                                                                        --------
 Net Assets:
         Portfolio Shares ($0.001 par value -
          500 million authorized) based on
          5,259,006 outstanding shares                                   105,797
         Accumulated Net Realized Gain
          on Investments                                                     450
         Net Unrealized Appreciation on
          Investments                                                     31,104
         Distributions in Excess of Net
          Investment Income                                                  (1)
                                                                       ---------
 Total Net Assets--100%                                                $ 137,350
                                                                       ---------
                                                                       ---------
 Net Asset Value & Redemption Price
      Per Share                                                        $   26.12
                                                                       ---------
                                                                       ---------
  *  Non-income producing security
                See accompanying notes to financial statements.

                                                       / / CoreFund Equity Funds
      International Growth Fund
--------------------------------------------------------------------------------
[Graphic 23]
[See Appendix A for Description]

% of Total Portfolio Investments

--------------------------------------------------------------------------------
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
  Foreign Stocks--97.5%
      Argentina--0.5%
          Buenos Aires Embotelladora ADS                     5,200     $     107
          Capex GDR                                         12,500           175
          Compania Naviera Perez ADS,
          series B                                          36,700           195
          YPF Sociedad Anonima ADS                           5,400           117
                                                                       ---------
                                                                             594
                                                                       ---------
      Australia--2.4%
          Broken Hill Proprietary                          121,770         1,719
          M.I.M. Holdings                                  340,000           470
          Qantas Airways                                   313,000           521
                                                                       ---------
                                                                           2,710
                                                                       ---------
      Austria--0.8%
          Oest Elektrizatswirts, Series A                    5,047           303
          Vienna International Airport                       9,500           632
                                                                       ---------
                                                                             935
                                                                       ---------
      Belgium--0.6%
          Kredietbank                                        2,600           712
                                                                       ---------
      Brazil--1.8%
          Cemig ADR                                         12,100           270


--------------------------------------------------------------------------------
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------
      Brazil (continued)
          Compania Vale Rio Doce ADR                        11,200     $     465
          Eletrobras  ADR*                                  24,500           334
          Rhodia-Ster  GDR                                  20,097           180
          Telebras ADR                                      13,450           637
          Usiminas  ADR                                     18,600           149
                                                                       ---------
                                                                           2,035
                                                                       ---------
      Chile--0.6%
          Madeco ADR                                         7,930           214
          Maderas y Sinteticos Sociedad ADS                 12,500           244
          Sociedad Quimica y Minera ADR                      4,861           228
                                                                       ---------
                                                                             686
                                                                       ---------
      Colombia--0.3%
          Cementos Diamante GDS                             18,800           334
                                                                       ---------
      Ecuador--0.2%
          La Cemento Nacional GDR*                           1,232           216
                                                                       ---------
      France--5.4%
          AXA                                               13,500           911
          Imetal SA                                          3,887           465
          L'Oreal                                            4,800         1,287
          Peugeot                                            7,500           991
          Schneider                                         25,600           876
          Seita                                             22,000           799
          Societe Nationale Elf Aquitaine                   10,466           772
                                                                       ---------
                                                                           6,101
                                                                       ---------
      Germany--3.4%
          Hoechst                                            3,000           817
          Mannesmann                                         4,300         1,370
          Veba                                              40,000         1,714
                                                                       ---------
                                                                           3,901
                                                                       ---------
      Hong Kong--6.6%
          Amoy Properties                                1,062,000         1,058
          China Light & Power                              200,000           921
          HSBC Holdings                                    153,081         2,316
          Hutchison Whampoa                                265,000         1,614
          Swire Pacific, Series A                          207,000         1,606
                                                                       ---------
                                                                           7,515
                                                                       ---------
      India--1.1%
          Himilayan Fund*                                   77,718           913
          Himilayan Fund Warrants*                           7,243             2
          Indian Opportunities Fund*                        41,982           386
                                                                       ---------
                                                                           1,301
                                                                       ---------

                See accompanying notes to financial statements.
37

      As of December 31, 1995 (Unaudited)
      Statement of Net Assets

--------------------------------------------------------------------------------

      International Growth Fund (continued)

--------------------------------------------------------------------------------
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
      Israel--0.5%
          Near East Opportunities Fund*                     59,000       $   591
                                                                         -------
      Italy--1.8%
          Rinascente                                       162,000           982
          Telecom Italia Mobile*                           635,000         1,120
                                                                         -------
                                                                           2,102
                                                                         -------
      Japan--31.4%
          Amano                                             47,000           592
          Asahi Chemical Industries                        198,000         1,515
          Asahi Diamond Industrial                          43,000           604
          Canon                                             81,000         1,468
          Daifuku                                           43,000           608
          DDI                                                  147         1,139
          Eiden Sakakiya                                    27,000           340
          Hitachi                                          163,000         1,642
          Hitachi Metals                                    97,000         1,212
          Ito Yokado                                        15,000           924
          Itochu                                           201,000         1,353
          Kamigumi                                         102,000           979
          Kirin Beverage                                    35,000           471
          Komori                                             3,000            76
          Kuraray Warrants*                                    360           189
          Kyocera                                           21,000         1,560
          Mabuchi Motor                                      9,000           560
          Marui Company                                     44,000           917
          Maspro Denkoh                                     14,400           201
          Mitsubishi Heavy Industries                      231,000         1,842
          Mitsui Fudosan                                    83,000         1,021
          Nippon Express                                   137,000         1,319
          Nippon System Development                         17,000           245
          Nomura Securities                                 77,000         1,679
          Organo                                            40,000           438
          Riso Kagaku Corporation                            6,100           515
          Rohm Company                                      32,000         1,807
          Sekisui Warrants*                                    155           349
          Shimachu                                          17,000           545
          Shin-Etsu Chemical                                66,000         1,368
          Sony Corporation                                  24,000         1,439
          Sumitomo Electric                                 61,000           733
          Sumitomo Forestry                                 88,000         1,347
          Sumitomo Trust & Banking                         110,000         1,556
          Taisho Pharmaceutical                             21,000           415
          Tokio Marine & Fire Insurance                    109,000         1,426
          Toyota Motor                                      63,000         1,337
                                                                         -------
                                                                          35,731
                                                                         -------
      Luxembourg--0.2%
          Millicom International Cellular*                   6,800           207
                                                                         -------

--------------------------------------------------------------------------------
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
      Malaysia--4.1%
          AMMB Holdings                                    106,000       $ 1,211
          Edaran Otomobil                                   80,000           602
          Genting Berhad                                   157,000         1,311
          Resorts World Berhad                              88,000           471
          United Engineers                                 150,000           957
                                                                         -------
                                                                           4,552
                                                                         -------
      Mexico--0.7%
          Corporacion Ind Alfa,
           series A NPV *                                   13,000           167
          Empresas ICA Sociedad
           Controlladora ADR                                16,000           164
          Grupo Carso SA ADS*                               15,500           171
          Grupo Financiero Banamex,
           series B *                                       75,000           125
          Kimberly Clark  ADR                                5,500           164
                                                                         -------
                                                                             791
                                                                         -------
      Netherlands--3.5%
          Elsevier NV                                      131,750         1,760
          ING Groep                                         17,382         1,164
          Koninkijike PTT Nederland                         17,000           619
          Polygram                                           8,500           452
                                                                         -------
                                                                           3,995
                                                                         -------
      Singapore--4.2%
          Development Bank of
           Singapore                                       106,000         1,320
          First Capital Corporation                        227,000           629
          Jardine Matheson &
           Company (U.S.)                                  156,800         1,074
          Singapore Press                                   98,400         1,740
                                                                         -------
                                                                           4,763
                                                                         -------
      South Africa--1.4%
          Iscor                                            140,100           126
          Malbak                                            50,000           346
          Murray & Roberts                                  34,500           244
          Safmarine & Rennie Holding
           Limited                                          80,000           291
          Sasol                                             35,000           287
          South African Brewery                              7,400           271
                                                                         -------
                                                                           1,565
                                                                         -------
      South Korea--0.5%
          CITC Seoul Excel Trust IDR*                           18           191
          Korea Preferred Share Fund*                       41,000           411
                                                                         -------
                                                                             602
                                                                         -------

                See accompanying notes to financial statements.

38


                                                       / / CoreFund Equity Funds

--------------------------------------------------------------------------------
Description                                             Shares       Value (000)
--------------------------------------------------------------------------------

      Spain--1.9%
          Banco de Santander                               23,000      $   1,155
          Fom de Const y Contratas SA                       5,000            384
          Repsol Petroleum SA                              19,220            630
                                                                       ---------
                                                                           2,169
                                                                       ---------
      Sweden--1.1%
          Ericsson, series B                               29,000            569
          Stora Kopparbergs, series A Free                 61,000            717
                                                                       ---------
                                                                           1,286
                                                                       ---------
      Switzerland--3.2%
          Nestle SA Registered                              1,040          1,152
          Roche Holding                                       197          1,561
          Zurich Insurance*                                 3,150            943
                                                                       ---------
                                                                           3,656
                                                                       ---------
      Taiwan--1.5%
          Taiwan Opportunities Fund*                      204,500          1,693
                                                                       ---------
      Thailand--1.2%
          Thai Military Bank                              335,000          1,357
                                                                       ---------
      United Kingdom--16.6%
          Argyll Group                                    170,000            898
          Barratt Development                             269,000          1,032
          British Airways                                 109,000            789
          British Telecommunications                      138,000            759
          BTR Warrants*                                   265,000            270
          Cable & Wireless                                 80,000            571
          Dixons Group                                     82,000            568
          East Midlands Electricity                        67,532            699
          Glaxo Wellcome                                   93,000          1,321
          Granada Group                                    96,000            962
          GKN                                              86,000          1,040
          Ladbroke                                        353,000            803
          Lex Service                                     101,833            484
          McKenchie                                        84,000            520
          NFC                                             362,000            798
          Reckitt & Coleman                               100,000          1,107
          Shell Transportation & Trading                   55,000            728
          Tomkins                                         323,000          1,415
          TSB Lloyds Group                                188,000            968
          Unilever                                         64,000          1,315

--------------------------------------------------------------------------------
Description                                       Shares/Par (000)   Value (000)
--------------------------------------------------------------------------------
      United Kingdom (continued)
          Wassall                                         168,750            705
          Wolseley                                        171,000          1,198
                                                                       ---------
                                                                          18,950
                                                                       ---------
  Total Foreign Stocks
      (Cost $100,960,524)                                              $ 111,050
                                                                       ---------
  Convertible Bond--1.1%
      Japan--1.1%
      Mitsubishi Bank
          3.000%, 11/30/02                              $   1,100          1,297
                                                                       ---------
  Total Convertible Bond
      (Cost $1,131,625)                                                    1,297
                                                                       ---------
  Time Deposit--3.4%
          Chase Manhattan Bank
          5.375%, 01/02/96                              $   3,820          3,820
                                                                       ---------
  Total Time Deposit
      (Cost $3,820,000)                                                    3,820
                                                                       ---------
  Total Investments-102.0%
      (Cost $105,912,149)                                                116,167
                                                                       ---------
  Total Other Assets and Liabilities,
      Net--(2.0%)                                                        (2,269)
                                                                       ---------
  Net Assets:
          Portfolio Shares - Series A ($0.001 par
            value-25  million  authorized) based
            on 8,600,047 outstanding shares                               99,406
          Portfolio  Shares - Series B ($0.001 par
            value - 25 million authorized) based
            on 151,846 outstanding shares                                  1,955
          Accumulated Net Realized  Gain  on
            Investments                                                    1,885
          Accumulated Net Realized Loss on Foreign Currency
            Transactions                                                     (5)
          Net Unrealized  Appreciation  on Foreign  Currency
            Translation  of Other Assets and  Liabilities  Denominated
            in Foreign Currency                                              551
          Net  Unrealized  Appreciation  on  Investments                  10,255
          Distributions in Excess of Net Investment Income                 (149)
                                                                       ---------
 Total Net Assets--100.0%                                               $113,898
                                                                       =========
 Net Asset Value & Redemption
   Price Per Share
   Series A                                                             $  13.01
                                                                       =========
   Series B                                                             $  13.01
                                                                       =========

*  Non-income  producing  security
ADR - American  Depository  Receipts
ADS - American  Depository  Shares
GDR - Global  Depository  Receipts
GDS - Global Depository Shares
IDR - International Depository Receipts

                See accompanying notes to financial statements.

As of December 31, 1995 (Unaudited)

Statement of Net Assets

Balanced Fund

                                 [Graphic 24]
                       [See Appendix A for Description]

% of Total Portfolio Investments

--------------------------------------------------------------------------------
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------

  Common Stocks--61.6%
      Aerospace & Defense--1.2%
          Loral                                              24,000       $  849
                                                                          ------
      Automotive-1.6%
          General Motors, Class E                            12,000          624
          General Motors, Class H                            10,000          491
                                                                          ------
                                                                           1,115
                                                                          ------
      Banks-5.8%
          Amsouth Bancorp                                    25,000        1,009
          Barnett Banks of Florida                           11,000          649
          CCB Financial                                      15,000          832
          First Virginia                                     10,000          417
          J.P. Morgan                                        10,000          803
          Wells Fargo                                         2,000          432
                                                                          ------
                                                                           4,142
                                                                          ------
      Beauty Products-0.6%
          Procter & Gamble                                    5,275          438
                                                                          ------
      Chemicals-0.7%
          Monsanto                                            4,000          490
                                                                          ------
      Communications-1.6%
          Cisco Systems*                                      9,100          679
          Qualcomm                                           10,000          430
                                                                          ------
                                                                           1,109


--------------------------------------------------------------------------------
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
      Communications Equipment-2.0%
          Glenayre Technologies                              10,000      $   623
          U.S. Robotics                                       9,200          807
                                                                          ------
                                                                           1,430
                                                                          ------
      Computers & Services-2.0%
          Hewlett Packard                                     7,400          620
          Intuit                                             10,000          780
                                                                          ------
                                                                           1,400
                                                                          ------
      Drugs-11.5%
          American Home Products                             10,000          970
          Amgen*                                             13,600          807
          Bristol-Myers Squibb                                5,000          429
          Chiron*                                             3,767          416
          Glaxo PLC (ADR)                                    30,400          859
          Johnson & Johnson                                   6,600          565
          Mallinckrodt Group                                 15,000          546
          Merck                                              11,600          763
          Schering Plough                                    17,000          931
          SmithKline Beecham (ADR)                           16,000          888
          Warner Lambert                                     10,000          971
                                                                          ------
                                                                           8,145
                                                                          ------
      Electrical Equipment-1.7%
          Emerson Electric                                    5,750          470
          General Electric                                   10,000          720
                                                                          ------
                                                                           1,190
                                                                          ------
      Electrical Utilities-1.2%
          Public Service Enterprise Group                    26,900          824
                                                                          ------
      Financial Services-2.4%
          American Express                                   20,000          827
          Federal National Mortgage
           Association                                        7,200          894
                                                                          ------
                                                                           1,721
                                                                          ------
      Food, Beverage & Tobacco-3.5%
          Coca Cola                                           7,600          564
          ConAgra                                            12,000          495
          General Mills                                      10,000          578
          PepsiCo                                             8,000          447
          Sara Lee                                           13,300          424
                                                                          ------
                                                                           2,508
                                                                          ------
      Household Products-2.2%
          Gillette                                           10,600          553
          Hubbell, Class B                                   15,000          986
                                                                          ------
                                                                           1,539
                                                                          ------

See accompanying notes to financial statements.
40

                                                       / / CoreFund Equity Funds

--------------------------------------------------------------------------------
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------

      Insurance--3.2%
          American International Group                       6,000       $   555
          Chubb                                             10,000           967
          General Re                                         5,000           775
                                                                         -------
                                                                           2,297
                                                                         -------
      Measuring Devices-1.2%
          Honeywell                                         17,000           827
                                                                         -------
      Paper & Paper Products-1.1%
          Kimberly Clark                                     9,204           762
                                                                         -------
      Petroleum Refining-5.1%
          Amoco                                              7,500           539
          Atlantic Richfield                                 5,875           651
          Burlington Resources                              12,500           491
          Chevron                                           10,000           525
          Exxon                                             10,300           825
          Mobil                                              5,100           571
                                                                         -------
                                                                           3,602
                                                                         -------
      Professional Services-1.8%
          Health Management Associates,
           Class A*                                         19,575           511
          Paychex                                           15,000           748
                                                                         -------
                                                                           1,259
                                                                         -------
      Railroads--0.8%
          Conrail                                            8,300           581
                                                                         -------
      Semi-Conductors/
          Instruments-2.1%
          Amphenal Class*                                   30,000           728
          Linear Technology                                 20,000           785
                                                                         -------
                                                                           1,513
                                                                         -------
      Technology, Services--2.6%
          First Data                                        10,000           669
          Oracle Systems                                    15,300           648
          Peoplesoft                                        10,000           430
          UUnet Technologies                                 2,000           126
                                                                         -------
                                                                           1,873
                                                                         -------
      Telephones &
          Telecommunication-5.8%
          Alltel                                            15,000           442
          Bellsouth                                         20,000           870
          Frontier                                          30,000           900


--------------------------------------------------------------------------------
Description                                      Shares/Par (000)    Value (000)
--------------------------------------------------------------------------------
      Telephones &
          Telecommunication (continued)
           LCI International                                 40,000      $   820
           SBC Telecommunications                            10,000          575
           Worldcom                                          15,000          529
                                                                         -------
                                                                           4,136
                                                                         -------
  Total Common Stocks
          (Cost $33,663,628)                                              43,750
                                                                         -------
  Convertible Preferred Stock-0.7%
      Automotive-0.7%
          General Motors to 1,408 shares,
          Series C, convertible                            $ 6,500           476
                                                                         -------
  Total Convertible Preferred Stock
          (Cost $365,278)                                                    476
                                                                         -------
  U.S. Treasury Obligations-16.3%
          U.S. Treasury Bonds
           7.250%, 05/15/16                                    500           571
           7.130%, 02/15/23                                    500           572
          U.S. Treasury Notes
           4.000%, 01/31/96                                  1,000           999
           5.880%, 05/31/96                                  2,000         2,005
           7.250%, 08/31/96                                    500           506
           6.500%, 09/30/96                                  2,500         2,522
           6.000%, 12/31/97                                    500           508
           5.130%, 03/31/98                                    500           499
           6.000%, 10/15/99                                    500           512
           6.380%, 01/15/00                                    500           518
           6.500%, 08/15/05                                    500           533
           5.880%, 11/15/05                                    500           511
           6.250%, 08/15/23                                  1,300         1,337
                                                                          ------
  Total U.S. Treasury Obligations
   (Cost $11,386,507)                                                     11,593
                                                                          ------
  U.S. Government Agency
   Obligations-1.4%
          FHLMC
           6.440%, 01/28/00                                    500           516
          FNMA
           5.940%, 12/12/05                                    500           503
                                                                          ------
  Total U.S. Government Agency
   Obligations
   (Cost $1,000,000)                                                       1,019
                                                                          ------


See accompanying notes to financial statements.
41

As of December 31, 1995 (Unaudited)

Statement of Net Assets


Balanced Fund (continued)                              / / CoreFund Equity Funds
--------------------------------------------------------------------------------
Description                                           Par (000)      Value (000)
--------------------------------------------------------------------------------
  U.S. Government Mortgage--Backed
   Bonds-4.4%
          FHLMC
           5.500%, 11/01/08                               $   35         $    35
           6.000%, 05/01/08                                  752             745
           5.500%, 11/01/08                                  844             823
          GNMA
           7.000%, 08/15/25                                  499             505
           9.000%, 10/15/19                                  221             234
           7.500%, 12/15/22                                  749             771
                                                                         -------
  Total U.S. Government Mortgage-
        Backed Bonds
        (Cost $3,095,750)                                                  3,113
                                                                         -------
  Corporate Obligations-8.4%
        Bell Atlantic
         5.470%, 04/27/98                                    500             498
        Bellsouth
         7.000%, 02/01/05                                    500             534
        Coca Cola
         6.000%, 07/15/03                                  1,000           1,001
        Dayton Hudson
         8.500%, 12/01/22                                    500             541
        First Bank System
         6.880%, 09/15/07                                    500             521
        Ford Motor Credit
          6.380%, 04/15/00                                   500             507
          6.250%, 11/08/00                                   500             505
          7.500%, 01/15/03                                 1,000           1,071
         Merrill Lynch
          7.000%, 04/27/08                                   250             262
         U.S. Bancorp
          6.750%, 10/15/05                                   500             513
                                                                         -------
  Total Corporate Obligations
   (Cost $5,739,927)                                                       5,953
                                                                         -------
  Repurchase Agreements-9.3%
          Aubrey Lanston 5.875%, dated
           12/29/95, matures 01/02/96,
           repurchase price $1,660,082
           (collateralized  by U.S. Treasury
           Note, par value  $1,570,000, 8.75%,
           matures 10/15/97: market
           value $1,722,931)                               1,659           1,659
          Nations 5.92%, dated 12/29/95,
           matures 01/02/96, repurchase
           price $1,660,911 (collateralized
           by U.S. Treasury Note, par
           value $1,650,000, 6.125%,
           matures 05/15/98: market
           value $1,708,972)                               1,659           1,659

Repurchase Agreements (continued)
--------------------------------------------------------------------------------
Description                                           Par (000)      Value (000)
--------------------------------------------------------------------------------
          Sanwa Bank 5.85%,  dated 12/29/95,
           matures 01/02/96, repurchase price
           $1,659,078 (collateralized by U.S.
           Treasury Note, par value  $1,655,000,
           5.75%,  matures  10/31/00:  market
           value $1,707,854)                              $1,658         $ 1,658
          Swiss  Bank  5.85%,
           dated  12/29/95, matures 01/02/96,
           repurchase  price  $1,660,078
           (collateralized  by U.S. Treasury
           Note, par value  $1,600,000,  6.00%,
           matures 08/31/97: market value $1,685,456)      1,659           1,659
                                                                         -------
  Total Repurchase Agreements
          (Cost $6,635,000)                                                6,635
                                                                         -------

  Total Investments-102.2%
          (Cost $61,886,263)                                              72,539
                                                                         -------
  Other Assets, Less Liabilities, Net-(2.2)%                             (1,569)
                                                                         -------
  Net Assets:
          Portfolio Shares - Series  A
           ($0.001 par value - 100  million
           authorized) based on 5,623,742
           outstanding shares                                             57,622
          Portfolio Shares - Series B ($0.001
           par value - 100 million authorized)
           based on 221,305 outstanding shares                             2,271
          Accumulated Net Realized Gain on
           Investments                                                       413
          Net Unrealized Appreciation on
           Investments                                                    10,653
          Undistributed in Excess of Net
           Investment Income                                                  11
                                                                         -------
  Total Net Assets-100%                                                  $70,970
                                                                         =======
   Net Asset Value & Redemption Price
    Per Share
      Series A                                                            $12.14
                                                                         =======
      Series B                                                            $12.14
                                                                         =======





* Non-income producing security
ADR - American  Depository  Receipts
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Assocation

See accompanying notes to financial statement.

For the six-month period ended December 31, 1995 (unaudited)
Statement of Operations (000)                          / / CoreFund Equity Funds
--------------------------------------------------------------------------------

                                                         -------        -------        -------        -------        -------
                                                          Growth         Value          Equity     International     Balanced
                                                       Equity Fund    Equity Fund    Index Fund     Growth Fund        Fund
                                                         -------        -------        -------        -------        -------
Investment income
          Dividends                                      $   596        $   296        $ 1,455        $ 1,189        $   464
          Interest                                           143             10             16             45            771
          Less: Foreign taxes withheld                         -              -              -           (138)             -
                                                         -------        -------        -------        -------        -------
                Total investment income                      739            306          1,471          1,096          1,235
                                                         -------        -------        -------        -------        -------
Expenses:
          Investment advisory fees                           381             44            245            462            236
          Waiver of investment advisory fees                 (89)           (16)          (180)           (19)           (59)
          Administrative fees                                127            132            153            144             85
          Waiver of administrative fees                      (46)           (17)           (55)           (52)           (30)
          Transfer agent fees & expenses                      15              5             16             22              9
          Custodian fees                                      --             --             --             82             --
          Professional fees                                    9              3             10              5              6
          Registration & filing fees                          14              2             24              9              4
          Organizational costs                                --             --             --             --              3
          12b-1 fees                                           3              5             --              2              3
          Taxes--other than income                             1              2              1              3              5
          Printing fees                                        2              1              1              6              1
          Miscellaneous                                       16              2             16             14              9
                                                         -------        -------        -------        -------        -------
                Total expenses                               433            163            231            678            272
                                                         -------        -------        -------        -------        -------
Net investment income                                        306            143          1,240            418            963
                                                         -------        -------        -------        -------        -------
  Net realized and unrealized gain (loss)
    on investments, forward foreign
    currency contracts and foreign
    currency:
          Net realized gain from
           security transactions                           5,934          3,168          3,673          3,261          1,643
          Net realized gain on forward foreign
           currency contracts and foreign
           currency transactions                              --             --             --            904             --
          Net unrealized depreciation on
           forward foreign currency
           contracts and translation of assets
           and liabilities in foreign currency                --             --             --           (108)            --
          Net unrealized appreciation
           (depreciation) on investments                   6,808         (1,624)        11,211          5,150          5,417
                                                         -------        -------        -------        -------        -------
          Net realized and unrealized gain
           on investments, forward foreign
           currency contracts and
           foreign currency                               12,742          1,544         14,884          9,207          7,060
                                                         -------        -------        -------        -------        -------
          Net increase in net assets
           resulting from operations                     $13,048        $ 1,687        $16,124        $ 9,625        $ 8,023
                                                         =======        =======        =======        =======        =======

Computation of net asset value and offering price--December 31, 1995:
          Series A
             (1) Net asset value, offering and
                  redemption price                        $ 12.37       $ 12.91        $ 26.12        $ 13.01        $ 12.14
                                                             ====          ====           ====           ====           ====
          Series B
             (1) Net asset value, redemption price          12.35          12.92                        13.01          12.14
             (2) Maximum sales charge of 3.25%               0.41           0.43                          .44           0.41
                                                             ----           ----                         ----           ----
          Offering price                                  $ 12.76        $ 13.35                      $ 13.45        $ 12.55
                                                             ====           ====                         ====           ====

1 Net asset value per share, as illustrated, is the amount which would be paid upon the  redemption or repurchase of shares.
2 The offer price is calculated by dividing the net asset value of Series B by 1 minus the maximum sales charge of 3.25%.

See accompanying notes to financial statements.

          For the six-month period ended December 31, 1995 (unaudited)
                      and for the year-ended June 30, 1995
                    STATEMENT OF CHANGES IN NET ASSETS (000)

                                                Growth
                                              Equity Fund
                                           ----------------
                                           7/1/95     7/1/94
                                             to         to
                                          12/31/95   6/30/95
                                          --------   -------
OPERATIONS:

  Net Investment income                    $    306  $    645
  Net realized gain from
   security transactions                      5,934       308
  Net realized gain on
   forward foreign
   currency contracts and
   foreign currency
   transactions                                 --        --
  Net unrealized apprecia-
   tion on forward foreign
   currency contracts and
   translation of assets
   and liabilities in
   foreign currencies                           --         --
  Net unrealized apprecia-
   tion (depreciation)
   on investments                             6,808    16,243
                                            -------  --------
  Net increase(decrease)
   in net assets result-
   ing from operations                       13,048    17,196
                                           --------  --------

DIVIDENDS DISTRIBUTED FROM:

  Net investment income:
    Series A                                   (310)     (632)
    Series B                                     (4)      (10)
  Net realized gains:
    Series A                                 (2,809)       --
    Series B                                    (62)       --
                                            --------  -------
      Total dividends
        distributed                          (3,185)     (642)
                                            --------  --------

CAPITAL SHARE TRANSACTIONS:

  Series A
    Proceeds from shares
      issued                                 10,066    28,885
    Reinvestment of cash
      distributions                           2,922       528
    Cost of shares redeemed                 (11,693)  (19,116)
                                           --------  --------
    Increase in net assets
      from Series A
      transactions                            1,295    10,297
                                           --------  --------
  Series B:
    Proceeds from shares
      issued                                    391       280
    Reinvestment of cash
      distributions                              69         9
    Cost of shares redeemed                    (421)     (359)
                                           --------   -------
    Increase(decrease) in
      net assets from
      Series B transactions                      39       (70)
                                           --------   -------
Increase(decrease) in net
  assets derived from
  capital share transaction                   1,334    10,227
                                           --------   -------
      Net increase in
        net assets                           11,197    26,781
                                           --------   -------

NET ASSETS:
  Beginning of period                        93,388    66,607
                                           --------   -------
  End of period                            $104,585   $93,388
                                           ========   =======

CAPITAL SHARE TRANSACTIONS:

Capital shares outstanding
  at beginning of period                      8,354     7,309
                                           --------   -------
  Series A:
    Shares issued                               824     2,945
    Shares issued in lieu
      of cash distributions                     241        54
    Shares redeemed                            (965)   (1,947)
                                           --------  --------
      Total Series A
        transactions                            100     1,052
                                           --------  --------
  Series B:
    Shares issued                                32        29
    Shares issued in lieu
      of cash distributions                       6         1
    Shares redeemed                             (35)      (37)
                                           --------   -------
      Total Series B
        transactions                              3        (7)
                                           --------   -------

Increase(decrease) in capital
  share transactions                            103     1,045
                                           --------   -------
Capital shares outstanding
  at end of period                            8,457     8,354
                                           ========   =======


            See accompanying notes to financial statements.
44

                                                      / / CoreFund Equity Funds
--------------------------------------------------------------------------------

                                            VALUE                 EQUITY             INTERNATIONAL            BALANCED
                                          EQUITY FUND           INDEX FUND            GROWTH FUND               FUND
                                     -------------------    -------------------     ------------------    -----------------
                                     7/1/95       7/1/94     7/1/95      7/1/94      7/1/95     7/1/94    7/1/95      7/1/94
                                       to           to         to          to          to         to         to         to
                                    12/31/95     6/30/95     12/31/95    6/30/95    12/31/95    6/30/95   12/31/95    6/30/95
                                    --------     --------    --------   --------    --------    --------  ---------   --------
OPERATIONS:

  Net Investment income             $   143     $   364     $  1,240   $  3,527     $    418    $  1,115  $   963    $  (155)
  Net realized gain from
    security transactions             3,168       2,110        3,673      2,147        3,261       1,400    1,643      1,872
  Net realized gain on
   forward foreign
   currency contracts and
   foreign currency
   transactions.                         --          --           --         --          904        (351)     --         --
  Net unrealized apprecia-
    tion on forward foreign
    currency contracts and
    translation of assets
    and liabilities in
    foreign currencies                   --          --           --         --         (108)      1,178       --         --
  Net unrealized apprecia-
   tion (depreciation)
   on investments                    (1,624)      2,869       11,211     14,303        5,150      (3,861)    5,417      6,794
                                   --------    --------    ---------    -------      -------     -------   -------    -------
  Net increase(decrease)
   in net assets result-
   ing from operations                1,687       5,343       16,124     19,977        9,625        (519)    8,023      8,511
                                   ---------   ---------    --------    -------      -------     --------  -------     ------

DIVIDENDS DISTRIBUTED FROM:

  Net investment income:
    Series A                           (135)       (321)      (1,241)    (2,147)      (2,440)       (373)     (921)    (1,799)
    Series B                             (8)        (39)          --         --          (38)         (3)      (33)       (71)
  Net realized gains:
    Series A                         (4,156)       (611)      (3,835)    (3,652)        (548)     (7,009)     (840)      (171)
    Series B                           (361)       (104)          --         --          (10)       (129)      (33)        (8)
                                   --------     --------     -------    -------     --------      -------    ------    --------
      Total dividends
        distributed                  (4,660)     (1,075)      (5,076)    (5,799)      (3,036)     (7,514)   (1,827)    (2,049)
                                  ----------   ---------     -------    -------     --------     --------  ---------   -------

CAPITAL SHARE TRANSACTIONS:
  Series A
    Proceeds from shares
      issued                            797       5,102       20,295     31,601        3,041      16,395     6,819     19,859
    Reinvestment of cash
      distributions                   4,201         889        5,438      5,180          503       6,850     2,077      1,818
    Cost of shares redeemed         (2,182)      (4,118)     (11,984)   (10,958)      (8,932)    (13,444)   (7,671)    (9,222)
                                  ----------   ----------   --------    -------     --------    --------   -------    -------
    Increase in net assets
      from Series A
      transactions                    2,816       1,873       13,749     25,823       (5,388)      9,801     1,225     12,455
                                  ---------   -----------    -------    -------     ---------    -------    -------   -------
  Series B:
    Proceeds from shares
      issued                             81         345           --         --          193         440       176        216
    Reinvestment of cash
      distributions                     376         139           --         --            9         129        80         79
    Cost of shares redeemed          (1,234)     (2,099)          --         --         (286)       (486)     (143)      (427)
                                  ----------   ----------     -------    -------      -------    -------   -------    -------
    Increase(decrease) in
      net assets from
      Series B transactions            (777)     (1,615)          --         --          (84)         83       113      (132)
                                  ----------   ---------      --------    ------     --------    -------    ------    ------
Increase(decrease) in net
  assets derived from
  capital share transaction             2,039       258       13,749     25,823       (5,472)      9,884     1,338    12,323
                                  -----------   ---------    -------    -------     ---------     ------     -----   -------
      Net increase in
        net assets                     (934)      4,526       24,797     40,001        1,117       1,851     7,534    18,785
                                  ----------    ---------    -------     ------     ---------    -------    -------   ------

NET ASSETS:
  Beginning of period                34,711      30,185      112,553     72,552      112,781     110,930    63,436    44,651
                                 ----------    ----------    -------    -------      -------     -------    ------   -------
  End of period                     $33,777     $34,711     $137,350   $112,553     $113,898    $112,781   $70,970   $63,436
                                  =========    =========    ========   ========     ========    ========   ========  =======

CAPITAL SHARE TRANSACTIONS:

Capital shares outstanding
  at beginning of period              2,433       2,399        4,732      3,532        9,180      8,414     6,737      4,520
                                   ---------   ---------      ------    -------      -------    --------   -------    ------
  Series A:
    Shares issued                        55         390          794      1,461          236      1,282       579      1,956
    Shares issued in lieu
      of cash distributions             322          71          211        254           38        567       177        182
    Shares redeemed                    (143)       (311)        (478)      (515)        (696)    (1,088)     (657)      (908)
                                    ---------   ---------     ------     ------       ------    -------    ------    -------
      Total Series A
        transactions                    234         150          527      1,200         (422)       761        99      1,230
                                   ---------   ---------      ------     ------       ------     ------     ------    ------
  Series B:
    Shares issued                         6          27           --         --           15         34        15         21
    Shares issued in lieu
      of cash distributions              29          11           --         --            1         11         6          8
    Shares redeemed                     (84)       (154)          --         --          (22)       (40)      (12)       (42)
                                   ----------   --------      -------     ------       ------     ------     -----      -----
      Total Series B
        transactions                    (49)       (116)          --         --           (6)         5         9        (13)
                                   -----------   --------     --------     -----       ------     ------     -----      -----

Increase(decrease) in capital
  share transactions                    185          34          527      1,200         (428)       766       108      1,217
                                   ---------     --------     -------     ------       -------    ------    ------     ------
Capital shares outstanding
  at end of period                    2,617       2,433        5,259      4,732        8,752      9,180     5,845      5,737
                                   ========    =========      =======    ======       ======     =======    =====     =======

                                                                              45

For the six-month period ended December 31, 1995 (unaudited) and the periods ended June 30,

Financial Highlights                                  / / CoreFund Equity Funds
--------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period
--------------------------------------------------------------------------------

                              Realized
                                 and
          Net Asset           Unrealized    Distri-  Distri-
             Value             Gains or    butions   butions   Net Asset
           Beginning   Net     (Losses)    from Net   from       Value
Growth        of    Investment     on     Investment Capital    End of    Total
Equity      Period    Income   Securities   Income    Gains     Period    Return (6)
---------   ------    ------    --------   -------    -------  -------   ---------
 Series A
  1995**     $11.18     $0.04      $1.54     $(0.04)   $(0.35)    $12.37    14.14%+
  1995         9.11      0.08       2.07      (0.08)        -      11.18    23.71
  1994         9.95      0.05      (0.84)     (0.05)        -       9.11    (8.01)
  1993         8.74      0.08       1.21      (0.08)        -       9.95    14.76
  1992(1)     10.00      0.05      (1.26)     (0.05)        -       8.74   (12.05)+
 Series B
  1995**     $11.17     $0.02      $1.53     $(0.02)   $(0.35)    $12.35    13.93%+
  1995         9.10      0.06       2.07      (0.06)        -      11.17    23.44
  1994         9.95      0.04      (0.85)     (0.04)        -       9.10    (8.13)
  1993*        9.80      0.03       0.15      (0.03)        -       9.95     1.80+
Value Equity
 Series A
  1995**     $14.27     $0.06      $0.63     $(0.06)   $(1.99)    $12.91     5.02%+
  1995        12.58      0.15       1.97      (0.15)    (0.28)     14.27    17.29
  1994        13.11      0.09      (0.27)     (0.09)    (0.26)     12.58    (1.51)
  1993        11.22      0.16       1.89      (0.16)        -      13.11    18.31
  1992        10.33      0.15       0.89      (0.15)        -      11.22     9.98
  1991        10.31      0.15       0.18      (0.15)    (0.16)     10.33     3.37
  1990(2)     10.00      0.10       0.31      (0.10)        -      10.31     4.10+
 Series B
  1995**     $14.29    $0.05       $0.60     $(0.04)   $(1.99)    $12.92     4.80%+
  1995        12.60     0.13        1.96      (0.12)    (0.28)     14.29    16.96
  1994        13.12     0.06       (0.26)     (0.06)    (0.26)     12.60    (1.69)
  1993*       12.49     0.05        0.67      (0.09)        -      13.12     5.77
Equity Index
 Series A
  1995**     $23.79    $0.26       $3.12     $(0.26)   $(0.79)    $26.12    14.27%+
  1995        20.54     0.52        4.24      (0.52)    (0.99)     23.79    24.45
  1994        20.97     0.55       (0.43)     (0.55)        -      20.54     0.55
  1993        19.22     0.52        1.84      (0.52)    (0.09)     20.97    12.39
  1992        18.46     0.52        1.80      (0.48)    (1.08)     19.22    12.59
  1991(3)     19.48     0.03       (0.94)     (0.02)    (0.09)     18.46    (4.64)+
International Growth
 Series A
  1995**     $12.29    $0.05       $1.02     $(0.29)   $(0.06)    $13.01     8.69%+
  1995        13.18     0.12       (0.17)     (0.04)    (0.80)     12.29    (0.21)
  1994        11.71     0.12        1.78      (0.12)    (0.31)     13.18    16.28
  1993        10.52     0.10        1.16      (0.07)        -      11.71    12.06
  1992        10.10     0.17        0.31          -     (0.06)     10.52     4.90
  1991        10.75     0.19       (0.44)     (0.27)    (0.13)     10.10    (2.71)
  1990(4)     10.00     0.11        0.86      (0.09)    (0.13)     10.75     9.74+
 Series B
  1995**     $12.27    $0.03       $1.02     $(0.25)   $(0.06)    $13.01     8.61%
  1995        13.17     0.09       (0.17)     (0.02)    (0.80)     12.27    (0.48)
  1994        11.71     0.06        1.82      (0.11)    (0.31)     13.17    16.08
  1993*       10.07     0.05        1.59          -         -      11.71    16.29
Balanced
 Series A
  1995**     $11.06    $0.17       $1.23     $(0.17)   $(0.15)    $12.14    12.66%+
  1995         9.88     0.35        1.21      (0.35)    (0.03)     11.06    16.21
  1994        10.39     0.35       (0.51)     (0.35)        -       9.88    (1.62)
  1993(5)     10.00     0.16        0.39      (0.16)        -      10.39     5.52+
 Series B
  1995**     $11.06    $0.15       $1.23     $(0.15)   $(0.15)    $12.14    12.53%
  1995         9.89     0.34        1.19      (0.33)    (0.03)     11.06    15.84
  1994        10.38     0.31       (0.49)     (0.31)        -       9.89    (1.86)
  1993*       10.00     0.16        0.38      (0.16)        -      10.38     2.50+

                                                     Ratio
                                 Ratio               of Net
                      Ratio of  of Net   Ratio of    Income
                Net   Expenses  Income   Expenses     (Loss)    Port-
              Assets     to       to    to Average  to Average  folio
               End    Average  Average  Net Assets  Net Assets  Turn-
Growth      of Period   Net      Net    (Excluding  (Excluding  over
Equity         (000)   Assets   Assets   Waivers)   Waivers)    Rate
---------    --------  ------   ------  ---------  -----------  -----
 Series A
  1995**     $102,288   0.84%    0.61%     1.11%     0.34%       43%
  1995         91,345   0.76     0.84      1.10      0.50       113
  1994         64,877   0.69     0.48      1.11      0.06       127
  1993         63,777   0.43     0.85      1.11      0.17       103
  1992(1)      33,418   0.14     1.38      1.12      0.40        66
 Series B
  1995**     $  2,297   1.09%    0.36%     1.36%     0.09%       43%
  1995          2,043   1.01     0.59      1.35      0.25       113
  1994          1,730   0.94     0.23      1.36     (0.19)      127
  1993*         5,224   0.80     0.39      1.48     (0.29)      103
Value Equity
 Series A
  1995**     $ 31,055   0.90%    0.84%     1.09%     0.65%      105%
  1995         31,003   0.86     1.12      1.10      0.88       108
  1994         25,448   0.80     0.73      1.09      0.44        78
  1993         15,397   0.71     1.29      1.18      0.82        97
  1992         10,882   0.99     1.36      1.63      0.72       117
  1991          5,182   1.74     1.53      2.39      0.88        96
  1990(2)       5,154   1.76     2.35      2.43      1.68        20
 Series B
  1995**     $  2,722   1.15%    0.59%     1.34%     0.40%      105%
  1995          3,708   1.11     0.89      1.35      0.65       108
  1994          4,737   1.05     0.48      1.34      0.19        78
  1993*           714   0.85     0.97      1.32      0.50        97
Equity Index
 Series A
  1995**     $137,350   0.37%    2.02%     0.76%     1.63%        11%
  1995        112,533   0.37     2.48      0.76      2.09         27
  1994         72,552   0.35     2.63      0.75      2.23         13
  1993         50,551   0.49     2.82      0.88      2.43          4
  1992         20,166   0.57     2.66      1.06      2.17         27
  1991(3)      12,117   0.97     1.79      1.20      1.56          -
International
 Series A
  1995**     $111,921   1.17%    0.73%     1.29%     0.61%        15%
  1995        110,838   1.05     0.98      1.19      0.84         59
  1994        108,911   0.99     0.23      1.18      0.04         67
  1993         61,655   0.99     1.22      1.28      0.93         59
  1992         42,594   0.96     1.67      1.40      1.23         87
  1991         20,582   0.99     1.80      1.56      1.23         49
  1990(4)      13,513   1.22     2.57      1.99      1.80         20
 Series B
  1995**     $  1,977   1.42%    0.48%     1.54%     0.36%        15%
  1995          1,943   1.30     0.73      1.44      0.59         59
  1994          2,019   1.24     0.05      1.43     (0.14)        67
  1993*           344   1.15     1.51      1.44      1.22         59
Balanced
 Series A
  1995**     $ 68,283   0.80%    2.85%     1.06%     2.59%        32%
  1995         61,092   0.73     3.51      1.07      3.17         46
  1994         42,429   0.62     3.46      1.08      3.00         56
  19935        29,434   0.45     3.38      1.39      2.45         21
 Series B
  1995**      $  2,687   1.05%   2.60%     1.31%     2.34%        32%
  1995           2,344   0.98%   3.27      1.32      2.93         46
  1994           2,222   0.87    3.21      1.33      2.75         56
  1993*            701   0.55    5.76      1.48      4.83         21


     +    Returns are for the period indicated and have not been annualized.

     * Series B has been offered since January 4, 1993. Balanced has offered Series B since March 16, 1993.

    ** Ratios for the six-month period ended December 31, 1995, have been annualized.

    (1) Growth Equity commenced operations on February 3, 1992. All ratios for the period have been annualized.

    (2) Value Equity commenced operations on Februar 6, 1990. All ratios for the period have been annualized.

    (3) Equity Index commenced operations on June 1, 1991. All ratios for the period have been annualized.

    (4) International Growth commenced operations on February 12, 1990. All ratios for the period have been annualized.

    (5) Balanced commenced operations on January 4, 1993. All ratios for the period have been annualized.

    (6) Total return does not reflect the sales loads charged on the Series B shares.

See accompanying notes to financial statements.

As of December 31, 1995 (Unaudited)

Statement of Net Assets                         / / CoreFund Fixed Income Funds
--------------------------------------------------------------------------------

Government Income Fund

                                  [GRAPHIC 25]

                        [SEE APPENDIX A FOR DESCRIPTION]

--------------------------------------------------------------------------------
Description                             Par (000)      Value (000)
--------------------------------------------------------------------------------
U.S. Government Mortgage-Backed
 Bonds -- 65.8%
  GNMA
   8.000%, 09/15/09                     $  920         $   960
   8.000%, 02/15/22                        413             431
   8.000%, 09/15/22                         60              63
   8.000%, 10/15/22                        298             311
   8.000%, 11/15/22                        505             526
   7.000%, 04/15/23                        409             414
   7.500%, 08/15/23                       1,48           1,526
   6.500%, 11/15/23                        491             487
   6.500%, 12/15/23                      1,976           1,961
   7.000%, 01/15/24                        976             987
   8.000%, 05/15/25                      1,007           1,049
   6.500%, 12/15/25                      1,010           1,003
                                                         -----
Total U.S. Government Mortgage-
  Backed Bonds
  (Cost $9,497,381)                                      9,718
                                                         -----
U.S. Agency Mortgage-Backed
 Bonds -- 8.3%
        FHLMC
          6.000%, 05/01/08                 397             393
        FNMA
          7.000%, 10/01/22                 825             832
                                                         -----
Total U.S. Agency Mortgage-
  Backed Bonds
  (Cost $1,228,338)                                      1,225
                                                         -----

--------------------------------------------------------------------------------
Description                             Par (000)      Value (000)
--------------------------------------------------------------------------------
U.S. Treasury Obligations -- 22.8%
   U.S. Treasury Bonds
          5.500%, 12/31/00              $  500          $   502
          6.880%, 08/15/25               1,150            1,297
   U.S. Treasury Notes
          6.250%, 05/31/00                 500              517
          6.250%, 08/31/00                 500              517
          6.500%, 08/15/05                 500              533
                                                          -----
Total U.S. Treasury Obligations
  (Cost $3,255,978)                                       3,366
                                                          -----
Repurchase Agreements -- 4.2%
          Sanwa Bank,  5.85%, dated
          12/29/95, matures 01/02/96,
          repurchase price $627,408
          (collateralized by U.S. Treasury
          Note, par value $625,000,
          5.75%, matures 10/31/00:
          market value $644,960)           627              627
                                                          -----
Total Repurchase Agreements
  (Cost $627,000)                                           627
                                                          -----
Total Investments -- 101.1%
  (Cost $14,608,698)                                     14,936
                                                          -----
Total Other Assets and Liabilities,
  Net -- (1.1)%                                            (166)
                                                          -----
Net Assets:
          Portfolio Shares - Series  A
           ($0.001 par value - 100 million
           authorized) based on
           1,329,745 outstanding shares                  13,276
          Portfolio Shares - Series B
           ($0.001 par value - 100 million
           authorized) based on 133,082
           outstanding shares                             1,362
          Accumulated Net Realized Loss on
           Investments                                     (195)
          Net Unrealized Appreciation on
           Investments                                      327
                                                          -----
Total Net Assets -- 100%                                $14,770
                                                         ------
                                                         ------
Net Asset Value & Redemption Price
  Per Share
   Series A                                              $10.10
                                                         ------
                                                         ------
   Series B                                              $10.10
                                                         ------
                                                         ------

FHLMA - Federal Home Loan Mortgage Corporation
FNMA - Federal  National  Mortgage Association
GNMA - Government  National Mortgage Association
See accompanying notes to financial statements.

As of December 31, 1995 (Unaudited)

Statement of Net Assets
--------------------------------------------------------------------------------

Intermediate Bond Fund

                                  [GRAPHIC 26]

                        [SEE APPENDIX A FOR DESCRIPTION]

--------------------------------------------------------------------------------
Description                             Par (000)      Value (000)
--------------------------------------------------------------------------------
U.S. Treasury Obligations -- 41.4%
   U.S. Treasury Bond
    5.500%, 12/31/00                     $4,450          $ 4,468
   U.S. Treasury Notes
    6.000%, 08/31/97                      3,500            3,543
    7.380%, 11/15/97                      4,000            4,150
    5.500%, 11/15/98                      3,000            3,020
    6.000%, 10/15/99                      2,200            2,252
    6.250%, 05/31/00                      1,000            1,034
    6.130%, 09/30/00                      2,000            2,060
    6.500%, 08/15/05                      3,000            3,197
                                                           -----
Total U.S. Treasury Obligations
  (Cost $23,302,597)                                      23,724
                                                           -----
U.S. Government Mortgage-Backed
  Bonds -- 3.3%
          GNMA
           9.500%, 09/15/16                 856               92
           9.500%, 12/15/16                  56               60
           9.500%, 06/15/20                  74               80
           8.000%, 07/15/22                 605              630
           8.000%, 05/15/25                 967            1,008
                                                           -----
Total U.S. Government Mortgage-
  Backed Bonds
  (Cost $1,808,681)                                        1,870
                                                           -----
--------------------------------------------------------------------------------
Description                             Par (000)      Value (000)
--------------------------------------------------------------------------------
U.S. Agency Mortgage-Backed
  Bonds -- 4.6%
          FHLMC
           5.500%, 11/01/08              $2,196          $ 2,141
          FNMA
           8.000%, 04/01/07                 493              510
                                                           -----
Total U.S. Agency Mortgage-Backed
  Bonds
  (Cost $2,675,722)                                        2,651
                                                           -----
Non-Agency Mortgage-Backed
  Bond -- 2.6%
          Advanta, Ser 93-3, CMO
           4.900%, 10/25/09               1,593            1,518
                                                           -----
Total Non-Agency Mortgage-Backed
  Bond
  (Cost $1,592,299)                                        1,518
                                                           -----
Corporate Obligations -- 15.5%
          Associates Corporation of
           North America
           4.730%, 05/06/96               1,000              997
           6.380%, 08/15/98               1,500            1,528
         Dean Witter Discover
          6.000%, 03/01/98                1,250            1,258
         Ford Motor Credit
          6.800%, 08/15/97                1,000            1,019
         John Deere Capital
          4.630%, 09/02/96                1,500            1,491
         Norwest Financial
          6.250%, 02/15/97                1,500            1,513
         Province of Ontario
          7.000%, 08/04/05                1,000            1,065
                                                           -----
Total Corporate Obligations
  (Cost $8,704,578)                                        8,871
                                                           -----
Asset-Backed Securities -- 25.2%
          American Express Master Trust
           7.150%, 08/15/99               1,000            1,040
          Case Equipment Loan Trust,
           Ser 95-B A2
           5.950%, 09/15/00               1,000            1,012
          Daimler-Benz Grantor Trust,
           Ser 93-A A
           3.900%, 10/15/98                 517              509


48
          See accompanying notes to financial statements.

                                                 / / CoreFund Fixed Income Funds

--------------------------------------------------------------------------------
Description                             Par (000)      Value (000)
--------------------------------------------------------------------------------
  Asset-Backed Securities, (continued)
          Discover Card Master Trust I,
           Ser 94-3 A (A)
           6.130%, 04/16/02              $2,000         $ 2,002
          Ford Credit Grantor Trust,
           Ser 94-A A
           6.350%, 05/15/99               1,133           1,142
          Nationsbank Credit Card Master
           Trust, Ser 93-1A
           4.750%, 09/15/98               1,500           1,490
          Premier Auto Trust, Ser 95-1
           A4 7.850%, 02/04/98            2,000           2,067
          Sears Credit Account Master
           Trust, Ser 95-3 A
           7.000%, 10/15/04               3,000           3,149
          Standard Credit Card Master
           Trust, Ser 95-6 A
           6.750%, 06/07/00               2,000           2,059
                                                          -----
Total Asset-Backed Securities
  (Cost $14,115,562)                                     14,470
                                                          -----
Repurchase Agreements -- 16.0%
         Aubrey Lanston 5.875%,
          dated 12/29/95, matures
          1/02/96, repurchase price
          $3,051,991 (collateralized
          by U.S. Treasury Note, par
          value $2,890,000, 8.75%
          matures 10/15/97:
          market value $3,171,510)        3,050           3,050
         Goldman Sachs 5.83%, dated
          12/29/95, matures 1/02/96,
          repurchase price $3,051,976
          (collateralized by  U.S.
          Treasury Note, par value
          $2,725,000, 7.875%,
          matures 8/15/01:
          market value $3,200,325)        3,050           3,050

--------------------------------------------------------------------------------
Description                             Par (000)      Value (000)
--------------------------------------------------------------------------------
Repurchase Agreements (continued)
          Sanwa Bank 5.85%, dated
           12/29/95, matures
           1/02/96, repurchase
           price $3,051,983
           (collateralized by U.S.
           Treasury Note, par value
           $3,250,000, 5.75%,
           matures 10/31/00:
           market value $3,142,245)      $3,050         $ 3,050
                                                          -----
Total Repurchase Agreements
  (Cost $9,150,000)                                       9,150
                                                          -----
Total Investments -- 108.6%
  (Cost $61,388,439)                                     62,254
                                                          -----
Total Other Assets and Liabilities,
  Net -- (8.6)%                                          (4,912)
                                                          -----
  Net Assets:
          Portfolio Shares - Series A
           ($0.001 par value - 100 million
           authorized) based on 5,544,433
           outstanding shares                            55,359
          Portfolio Shares - Series B
           ($0.001 par value - 100 million
           authorized) based on
           205,809 outstanding shares                     2,593
          Accumulated Net Realized Loss on
           Investments                                   (1,474)
          Net Unrealized Appreciation on
           Investments                                      866
          Distributions in Excess of Net
           Investment Income                                 (2)
                                                          -----
Total Net Assets -- 100%                                $57,342
                                                          -----
                                                          -----
Net Asset Value & Redemption Price
 Per Share
          Series A                                        $9.97
                                                           ----
                                                           ----
          Series B                                        $9.97
                                                           ----
                                                           ----

(A) Variable Rate Security - The rate reported on the Statement of Net Assets is the rate in effect on December 31, 1995.
CMO -  Collateralized  Mortgage Obligation
FHLMA - Federal  Home  Loan  Mortgage  Corporation
FNMA - Federal National Mortgage  Association
GNMA - Government National Mortgage Association
See accompanying notes to financial statements.

As of December 31, 1995 (Unaudited)

Statement of Net Assets
--------------------------------------------------------------------------------

Intermediate Municipal Bond Fund

                                  [GRAPHIC 27]

                        [SEE APPENDIX A FOR DESCRIPTION]

--------------------------------------------------------------------------------
Description                             Par (000)      Value (000)
--------------------------------------------------------------------------------
Municipal Bonds -- 96.8%
      Florida -- 4.1%
         Jacksonville, Florida Electric
          Authority Revenue Bond,
          Series 3-A
          5.200%, 10/01/02                $ 50            $   52
                                                           -----
      Georgia -- 4.2%
         De Kalb County, Georgia Health
          Facilities Bond, GO
          5.300%, 01/01/03                  50                53
                                                           -----
      Hawaii -- 4.1%
         Hawaii State, GO
          5.200%, 06/01/04                  50                52
                                                           -----
      Maryland -- 4.1%
         Maryland State Health & Higher
          Education Facilities Authority for
          Johns Hopkins Project
          5.125%, 07/01/03                  50                52
                                                           -----

      Massachusetts -- 4.1%
         Massachusetts Bay Transportation
          Authority Revenue Bond, Series A
          5.300%, 03/01/05                $ 50           $    52
                                                           -----
      Michigan -- 8.0%
         Grand Haven, Michigan Electric
          Revenue Bond (MBIA)
          5.000%, 07/01/04                 100               102
                                                           -----
      New Jersey -- 4.1%
         Burlington County, New Jersey
          Community Bridge Systems
          Revenue Bond, Callable
          10/01/03 at 101 (CG)
          5.050%, 10/01/04                  50                52
                                                           -----
      Pennsylvania -- 56.4%
         Allegheny County, Pennsylvania,
          Series C-33, GO
          7.450%, 02/15/98                  50                53
         Allegheny County, Pennsylvania
          Community College Project,
          Series A
          4.380%, 07/15/02                 100                95
         Bethlehem, Pennsylvania School
          District GO (FGIC)
          4.800%, 09/01/01                  50                51
         Governor Mifflin, Pennsylvania
          School District, GO (AMBAC)
          4.850%, 11/15/01                  50                51
         Luzerne County, Pennsylvania,
          Series A, GO, Callable 09/15/00
          at 100 (FGIC)
          5.850%, 09/15/02                  50                53
         Pennsylvania State Higher
          Education Facilities Authority
          Hospital Revenue Bond for
         Thomas Jefferson University
          Project, Pre-Refunded
          01/01/98 at 102
          8.000%, 01/01/18                  85                93


50
    See accompanying notes to financial statements.

                                                 / / CoreFund Fixed Income Funds
--------------------------------------------------------------------------------
Description                             Par (000)      Value (000)
--------------------------------------------------------------------------------
Pennsylvania (continued)
         Pennsylvania State Turnpike
          Commission Revenue Bond,
          Pre-Refunded 12/01/99 at
          102 (AMBAC)
          7.250%, 12/01/17                $ 50            $   56
         Pennsylvania State Turnpike
          Commission Revenue Bond,
          Series 1, Pre-Refunded 12/01/01
          at 102 (FGIC)
          7.150%, 12/01/11                  50                58
         Pittsburgh, Pennsylvania School
          District, Series A, GO (FGIC)
          4.850%, 09/01/03                 100               101
         Reading, Pennsylvania Parking
          Authority (MBIA)
          4.950%, 11/15/02                  50                51
         Wallenpaupack, Pennsylvania Area
          School District, Series C, GO,
          Callable 09/01/00 at 100 (FGIC)
          6.000%, 09/01/03                  50                53
                                                           -----
                                                             715
                                                           -----
       Tennesse -- 4.1%
         Tennessee State, Series B, GO
          5.900%, 06/01/98                  50                52
                                                           -----
       Wisconsin -- 3.6%
         Wisconsin State Transportation,
          Series A
          5.000%, 07/01/01                  45                46
                                                           -----
Total Municipal Bonds
  (Cost $1,208,562)                                        1,228
                                                           -----
--------------------------------------------------------------------------------
Description                             Par (000)      Value (000)
--------------------------------------------------------------------------------
Total Investments -- 96.8%
  (Cost $1,208,562)                                       $1,228
                                                           -----
Total Other Assets and Liabilities,
  Net -- 3.2%                                                 40
                                                           -----
Net Assets:
         Portfolio Shares - Series A
          ($0.001 par value - 100  million
          authorized) based on
          23,329 outstanding shares                          270
         Portfolio Shares - Series B
          ($0.001 par value - 100 million
          authorized) based on 102,135
          outstanding shares                               1,056
         Accumulated Net Realized Loss on
          Investments                                        (78)
         Net Unrealized Appreciation on
          Investments                                         20
                                                           -----
Total Net Assets -- 100%                                  $1,268
                                                           -----
                                                           -----
Net Asset Value & Redemption Price
     Per Share
          Series A                                        $10.11
                                                           -----
                                                           -----
          Series B                                        $10.10
                                                           -----
                                                           -----

GO -- General Obligation
(AMBAC) American  Municipal Bond Assurance Company
(CG) County Guaranty
(FGIC) Financial Guaranty Insurance Company
(MBIA) Municipal Bond Investors Assurance
See accompanying notes to financial statements.

As of December 31, 1995 (Unaudited)

Schedule of Investments                         / / CoreFund Fixed Income Funds

-------------------------------------------------------------------------------
Global Bond Fund



                                  [GRAPHIC 28]

                        {See Appendix A for Description]


-------------------------------------------------------------------------------
Description                            Par (000)(1)    Value (000)
-------------------------------------------------------------------------------

Foreign Bonds -- 68.3%
  Australia -- 5.0%
    Australian Government
      9.000%, 09/15/04                    2,150          $ 1,682
                                                         -------
  Denmark -- 9.8%
    Kingdom of Denmark
      8.000%, 05/15/03                   10,958            2,100
      8.000%, 03/15/06                    6,100            1,159
                                                         -------
                                                           3,259
                                                         -------
  France -- 15.0%
    Electric de France
      7.500%, 05/11/12                    5,950            1,259
    Government of France OAT
      7.500%, 04/25/05                    8,028            1,739
    Kansai Electric Power
      7.000%, 08/04/03                    2,700              565
    Republic of Portugal
      7.700%, 06/07/05                    6,910            1,490
                                                         -------
                                                           5,053
                                                         -------
  Germany -- 15.8%
    Bundesrepublic
      7.375%, 01/03/05                    5,765            4,381
    Deutschland Republic
      6.250%, 01/04/24                      450              293

-------------------------------------------------------------------------------
Description                            Par (000)(1)    Value (000)
-------------------------------------------------------------------------------
  Germany continued
    World Bank
      7.125%, 04/12/05                      800          $   593
                                                         -------
                                                           5,267
                                                         -------
  Ireland -- 1.9%
    Government of Ireland
      9.250%, 07/11/03                      356              635
                                                         -------
  Netherlands -- 5.0%
    Kingdom of Netherlands
      8.250%, 09/15/07                    2,096            1,519
      7.500%, 01/15/23                      215              147
                                                         -------
                                                           1,666
                                                         -------
  New Zealand -- 4.7%
    Government of New Zealand
      10.000%, 07/15/97                   2,329            1,564
                                                         -------
  Sweden -- 2.1%
    Government of Sweden Treasury Note
      11.000%, 01/21/99                   4,300              698
                                                         -------
  United Kingdom -- 9.0%
    European Investment Bank
      10.375%, 11/22/04                     860            1,527
    United Kingdom Conversion
      9.500%, 04/18/05                      835            1,471
                                                         -------
                                                           2,998
                                                         -------
 Total Foreign Bonds
    (Cost $21,272,511)                                    22,822
                                                         -------

 U.S. Treasury Obligations -- 26.6%
    U.S. Treasury Bill
      3.770%, 01/25/96                    4,200            4,189
    U.S. Treasury Notes
      6.125%, 05/31/97                    1,790            1,812
      6.875%, 07/31/99                    1,180            1,239
      7.750%, 11/30/99                    1,510            1,637
                                                         -------
 Total U.S. Treasury Obligations
    (Cost $8,672,193)                                      8,877
                                                         -------
 U.S Treasury Option 0.1%
    U.S. Treasury Call
      01/30/96                            4,200               30
                                                         -------
 Total U.S Treasury Option
    (Cost $70,875)                                            30
                                                         -------
 Total Investments -- 95.0%
    (Cost $30,015,579)                                   $31,729
                                                         =======

  (1) In local currency unless otherwise indicated.
  See accompanying notes to financial statements.

As of December 31, 1995 (Unaudited)
 Statement of Net Assets                         / / CoreFund Fixed Income Funds

---------------------------------
Pennsylvania Municipal Bond Fund
---------------------------------

-------------------------------------------------------------------------------
Description                             Par (000)      Value (000)
-------------------------------------------------------------------------------
Municipal Bonds -- 97.4%
 Pennsylvania -- 97.4%
   Abington,  Pennsylvania  School
     District GO (FGIC)
     5.630%,  05/15/20                    $100           $ 101
   Allegheny County, Pennsylvania
     Sanitation Authority Sewer
     Revenue Bond, Series C - 43
     09/15/04 at 100 (MBIA)
     5.880%, 09/15/13                      100             104
   Allegheny  County, Pennsylvania
     Redevelopment  Authority  Home
     Improvement Loan-Impac XIV-A,
     Callable  02/01/04  at  102 (FHA)
     5.700%,   02/01/07                     15              15
   Allegheny County, Pennsylvania
     Sanitation  Authority  Sewer
     Revenue  Bond, Series B, Callable
     06/01/99 at 100 (FGIC)
     7.450%, 12/01/09                      130             143
   Allegheny County, Pennsylvania
     Hospital Development Authority
     Revenue  Bond,  Callable  11/01/02
     at 102 (MBIA)
     6.000%, 11/01/12                       25              26
   Allegheny County, Pennsylvania
     Series C-43, GO, Callable 09/15/04
     at 100 (MBIA)
     5.880%, 09/15/10                       60              63
   Bedford,  Pennsylvania,  Bedford
     Area School District, Series A, GO,
     Callable  04/15/04  at 100  (MBIA)
     6.200%, 04/15/24                       25              26
   Berks County,  Pennsylvania  Reading
     Hospital & Medical Center Project
     Revenue Bond, Series B, Callable
     10/01/04 at 102 (MBIA)
     5.600%,  10/01/06                      65              68
   Center City District, Pennsylvania
     Business Improvement Assessment,
     Callable 12/01/07 at 100 (AMBAC)
     5.600%, 12/01/08                       60              63
   Chester County, Pennsylvania GO
     5.630%, 11/15/16                      100             101

-------------------------------------------------------------------------------
Description                             Par (000)      Value (000)
-------------------------------------------------------------------------------

 Pennsylvania (continued)
   Crawford, Pennsylvania Central
     School District, GO (FGIC)
     7.000%, 02/15/05                     $100          $  117
   Delaware County, Pennsylvania, GO
     5.500%, 10/01/15                       75              76
   Dover Township, Pennsylvania
     Sewer Authority Revenue Bond
     6.250%, 05/01/12                       20              22
   Lehigh County, Pennsylvania
     Industrial Development Authority
     Pollution Control Revenue Bond
     for Pennsylvania Power and Light
     Project, Series A, Callable 11/01/02
     at 102 (MBIA)
     6.400%, 11/01/21                       25              27
   Lower Merion Township,
     Pennsylvania, GO, Callable
     08/01/02 at 100
     5.630%, 08/01/05                      100             106
   Lower Salford Township,
     Pennsylvania (MBIA)
     5.500%, 11/15/20                      100             100
   Manheim, Pennsylvania, Manheim
     Central School District, GO,
     Callable 05/15/04 at 100 (FGIC)
     6.100%, 05/15/14                      100             105
   North Penn, Pennsylvania Water
     Authority Revenue Bond,
     Callable 11/01/02 at 101 (FGIC)
     6.200%, 11/01/22                       25              26
   North Wales, Pennsylvania Water
     Authority Revenue Bond Callable
     11/01/05 at 100 (FGIC)
     5.600%, 11/01/20                       20              20
   North Wales, Pennsylvania (FGIC)
     6.750%, 11/01/10                      100             116
   Pennsylvania State GO
     6.000%, 07/01/05                       25              27
   Pennsylvania State Ser 2, GO
     6.250%, 07/01/11                       60              67
   Pennsylvania State Industrial
     Development Authority, (AMBAC)
     6.000%, 01/01/12                      100             105


          See accompanying notes to financial statements.

As of December 31, 1995 (Unaudited)
Statement of Net Assets                          / / CoreFund Fixed Income Funds
-------------------------------------------------------------------------------

Pennsylvania Municipal Bond Fund (cont.)
-------------------------------------------------------------------------------
Description                             Par (000)      Value (000)
-------------------------------------------------------------------------------
  Pennsylvania, (continued)
    Pennsylvania State Convention
      Center Authority Revenue Bond,
      Series A (FGIC)
      6.700%, 09/01/16                    $ 75           $   89
    Pennsylvania State Higher Education
      Facilities Authority for Health
      Services, Series A, Callable
      01/01/04 at 102
      6.000%, 01/01/10                     100              107
    Pennsylvania State Higher Education
      Pennsylvania State University,
      Callable 03/01/04 at 100
      6.150%, 03/01/05                      40               44
    Pennsylvania State Higher Education
      Thomas Jefferson University,
      Series A, Callable 07/01/99 at 102
      6.000%, 07/01/19                     150              154
    Pennsylvania State Housing Finance
      Agency Finance Agency Revenue
      Bond, Callable 07/01/02 at
      102 (FNMA)
      6.400%,  07/01/12                    300              311
    Pennsylvania State Industrial
      Development Authority, (AMBAC)
      6.000%, 01/01/05                      25               27
    Pennsylvania State Penn State
      Higher Education Facilities
      Authority for University of
      Pennsylvania, Series B
      5.850%,  09/01/13                    100              105
    Pennsylvania State Turnpike
      Commission Revenue Bond,
      Series O, Callable 12/01/02 at
      102 (FGIC)
      5.900%,  12/01/08                    125              132
    Pennsylvania State Turnpike
      Commission RB, Series P
      5.800%, 12/01/06                      75               81
    Pittsburgh, Pennsylvania, GO,
      Series D, Callable 09/01/04
      at 100 (AMBAC)
      6.125%, 09/01/17                      25               26

-------------------------------------------------------------------------------
Description                             Par (000)      Value (000)
-------------------------------------------------------------------------------

  Pennsylvania (continued)
    Pittsburgh, Pennsylvania University
      of Pittsburg Higher Education
      University Capital Improvements,
      Series A, Callable 06/01/02 at
      102 (MBIA)
      6.125%, 06/01/21                    $115           $  121
    Seneca Valley, Pennsylvania GO (FGIC)
      5.850%, 02/15/15                     105              108
    York, Pennsylvania, York City
      School District, GO, Callable
      03/01/03 at 100 (FGIC)
      5.600%, 03/01/07                      75               77
                                                         ------
                                                          3,006
                                                         ------

Total Municipal Bonds
    (cost $2,825,538)                                     3,006
                                                         ------

Total Investments -- 97.4%
    (cost $2,825,538)                                     3,006
                                                         ------

Total Other Assets and Liabilities,
    Net -- 2.6% O1                                           81
                                                         ------

Net Assets:
    Portfolio Shares - Series A
      ($0.001 par value - 100
      million authorized) based on
      270,617 outstanding shares                          2,712
    Portfolio Shares - Series B
      ($0.001 par value - 100
      million authorized) based on
      20,473 outstanding shares                             200
    Accumulated Net Realized Loss on
      Investments                                            (5)
    Net Unrealized Appreciation on
      Investments                                           180
                                                         ------
  Total Net Assets -- 100%                               $3,087
                                                         ======

  Net Asset Value & Redemption Price
    Per Share
      Series A                                           $10.61
                                                         ======
          Series B                                       $10.61
                                                         ======
GO--General Obligation
RB--Revenue Bond
(AMBAC) American Municipal Bond Assurance Company
(FGIC) Federal Guaranty Insurance Company
(FHA) Federal Housing Authority
(MBIA) Municipal Bond Investors Assurance
See accompanying notes to financial statements.

Schedule of Investments                          / / CoreFund Fixed Income Funds
---------------------------------------
New Jersey Municipal Bond Fund
------------------------------------------------------------------
Description                          Par (000)    Value (000)
------------------------------------------------------------------

Municipal Bonds -- 98.3%
 New Jersey -- 98.3%
   Atlantic County, New Jersey, GO,
     (MBIA)
     6.000%,  01/01/11                  $ 55        $ 58
   Bayonne, New Jersey, GO, (FGIC)
     5.900%, 05/01/08                    150         159
   Cherry Hill Township, New Jersey,
     GO, 5.900%, 06/01/05                 50          54
   Cinnaminson Township, New  Jersey
     Cinnaminson Township School
     District  GO, (MBIA)
     5.800%,  07/15/05                    55          59
   Flemington-Raritan, New Jersey
     Regional School District GO,
     5.700%,  05/01/06                    50          53
   Gloucester County,  New Jersey
     Improvement  Authority RB,
     5.800%,  04/01/06                    20          21
   Marlboro Township, New Jersey GO
     5.500%, 07/15/09                     40          41
   Mercer County, New Jersey
     Improvement Authority RB
     5.400%, 12/01/05                     50          53
   Millburn Township, New Jersey GO
     5.350%, 07/15/12                    100         103
   Monmouth County, New Jersey
   Improvement Authority RB
     6.630%, 12/01/05                     40          44
   New Jersey Health Care Facilities,
     Finance Authority RB
     for Burlington County
     6.000%, 07/01/12                     50          54
   New Jersey Health Care Facilities,
     Finance Authority RB for
     Bridgeton County
     6.000%, 07/01/13                     50          54

------------------------------------------------------------------
Description                          Par (000)    Value (000)
------------------------------------------------------------------
   New Jersey State, GO
     5.500%, 02/15/04                   $100        $106
   New Jersey State Economic
     Development Authority, Revenue
     Bond for Rutgers State University
     6.130%, 07/01/24                     55          59
   New Jersey State Economic
     Development Authority for
     Peddie School Project, Series A
     5.400%, 02/01/06                     50          52
   New York & New Jersey States Port
     Authority, Revenue Bond,
     Eighty-First Series
     5.700%, 08/01/07                     50          53
   New Jersey State Educational
    Facilities Authority, Revenue Bond
     for University of Medicine and
     Dentistry, Ser B.
     5.250%, 12/01/13                     60          60
   North Brunswick Township,
     New Jersey
     6.130%, 05/15/04                     45          49
     6.300%, 02/01/12                    150         163
   North Jersey District Water Supply
     6.000%, 07/01/21                     50          53
   Secaucus, New Jersey
     6.100%, 12/01/10                     60          66
   South Monmouth, New Jersey
     Sewer Authority
     5.550%, 01/15/06                     50          53
   Teaneck Township, New Jersey
     5.750%, 07/01/13                     55          57
   West Windsor Township, New Jersey
     6.100%, 12/01/12                     50          54
   Winslow Township, New Jersey
     5.950%, 12/01/16                     55          57
                                                 -------
                                                   1,635
                                                 -------

Total Municipal Bonds
  (Cost $1,542,751)                                1,635
                                                 -------
Total Investments -- 98.3%
  (Cost $1,542,751)                                1,635
                                                 =======

GO--General Obligation
RB--Revenue Bond
(AMBAC) American Municipal Bond Assurance Company
See accompanying notes to financial statements.
(CG) County Guaranty
(FGIC) Financial Guaranty Insurance Company
(MBIA) Municipal Bond Investors Assurance


As of December 31, 1995 (unaudited)
Statement of Assets and Liabilities (000)
-------------------------------------------------------------------------------------------------------------------
                                                                                                       ------------
                                                                                                          Global
                                                                                                         Bond Fund
                                                                                                       ------------
Assets:
   Investments at Market Value (Cost $30,015,579)                                                         $31,729
   Cash                                                                                                     1,301
   Foreign Currency (Cost $195,337)                                                                           195
   Receivable for Accrued Interest                                                                          1,076
   Other Assets                                                                                                12
                                                                                                         --------
      Total Assets                                                                                         34,313
                                                                                                         --------

Liabilities:
   Income Distribution Payable                                                                                845
   Other Liabilities                                                                                           59
                                                                                                         --------
      Total Liabilities                                                                                       904
                                                                                                         --------

Net Assets:
   Portfolio Shares--Series A ($.001 Par Value--25 million authorized) based on
    3,356,865 outstanding shares                                                                           33,379
   Portfolio Shares--Series B ($.001 Par Value--25 million authorized) based on
    17,360 outstanding shares                                                                                 173
   Accumulated Net Realized Loss on Investments                                                            (1,252)
   Accumulated Net Realized Loss on Foreign Currency Transactions                                          (1,775)
   Net Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities
     Denominated in Foreign Currencies                                                                        (15)
   Net Unrealized Appreciation on Investments                                                               1,713
   Undistributed Net Investment Income                                                                      1,186
                                                                                                         --------
      Total Net Assets                                                                                    $33,409
                                                                                                         ========
   Net Asset Value and Redemption Price Per Share
     Series A                                                                                             $  9.90
                                                                                                         ========
     Series B                                                                                             $  9.89
                                                                                                         ========


                                                                                   / / CoreFund Fixed Income Funds
--------------------------------------------------------------------------------------------------------------------

                                                                                                        ------------
                                                                                                         New Jersey
                                                                                                         Municipal
                                                                                                         Bond Fund
                                                                                                        ------------
  Assets:
    Investments at Market Value (Cost $1,542,751)                                                         $ 1,635
    Cash                                                                                                       63
    Receivable for Accrued Interest                                                                            28
    Other Assets                                                                                               11
                                                                                                         --------
      Total Assets                                                                                          1,737
                                                                                                         --------
  Liabilities:
    Payable for investment securities purchased                                                                59
    Other Liabilities                                                                                          14
                                                                                                         --------
      Total Liabilities                                                                                        73
                                                                                                         --------
  Net Assets:
      Portfolio  Shares--Series A ($0.001 Par Value -- 100 million authorized) based on 149,033
        outstanding shares                                                                                  1,474
      Portfolio Shares--Series B ($0.001 Par Value -- 100 million authorized) based on 9,502
        outstanding shares                                                                                     98
      Net Unrealized Appreciation on Investments                                                               92
                                                                                                         --------
        Total Net Assets                                                                                  $ 1,664
                                                                                                         ========

      Net Asset Value and Redemption Price Per Share
        Series A                                                                                          $ 10.50
                                                                                                         --------
        Series B                                                                                          $ 10.49
                                                                                                         ========

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                                                              57



For the six-month period ended December 31, 1995 (unaudited)
Statement of Operations (000)
----------------------------------------------------------------------------------------------------------------------------

                                                                                            -----------         ------------
                                                                                             Government         Intermediate
                                                                                            Income Fund           Bond Fund
                                                                                            -----------         ------------


  Investment income
      Interest                                                                                 $  462               $1,861
                                                                                               ------               ------
  Expenses
      Investment advisory fees                                                                     34                  145
      Waiver of investment advisory fees                                                          (16)                 (41)
      Administrative fees                                                                          17                   72
      Waiver of administrative fees                                                                (6)                 (26)
      Transfer agent fees & expenses                                                                2                    8
      Custodian fees                                                                               --                   --
      Professional fees                                                                             1                    5
      Registration & filing fees                                                                   10                   --
      Organizational costs                                                                          3                   --
      12b-1 fees                                                                                    2                    3
      Taxes--other than income                                                                     --                    5
      Miscellaneous                                                                                (7)                  10
                                                                                               ------               ------
         Total expenses                                                                            40                  181
                                                                                               ------               ------
  Net investment income                                                                           422                1,680
                                                                                               ------               ------
  Net realized and unrealized gain (loss) on investments, forward foreign currency contracts and foreign currency:
      Net realized gain (loss) from security transactions                                         65                   455
      Net realized gain on forward foreign currency contracts and foreign
        currency transactions                                                                     --                    --
      Net unrealized  appreciation  on forward foreign  currency  contracts, foreign
        currencies and translation of other assets and liabilities in foreign currencies          --                    --
      Net unrealized appreciation on investments                                                 297                   305
                                                                                              ------                ------
      Net realized and unrealized gain on investments, forward foreign currency contracts
        and foreign currencies                                                                   362                   760
                                                                                              ------                ------
      Net increase in net assets resulting from operations                                    $  784                $2,440
                                                                                              ======                ======

 Computation of net asset value and
   offering price--December 31, 1995:
      Series A:
        Net asset value, offering and redemption price                                        $10.10                $ 9.97
                                                                                              ======                ======

      Series B:
        /1/Net asset value, redemption price                                                   10.10                  9.97
        /2/Maximum sales charge 3.25%                                                           0.34                  0.33
                                                                                              ------                ------
        Offering Price                                                                        $10.44                $10.30
                                                                                              ======                ======

 /1/ Net asset value per share, as illustrated, is the amount which would be paid upon the  redemption or repurchase of shares.
 /2/ The offer price is calculated by the net asset value of Series B by 1 minus the maximum sales charge of 3.25%.
     See accompanying notes to financial statements.



                                                                                                / / CoreFund Fixed Income Funds
-------------------------------------------------------------------------------------------------------------------------------
   ------------      ----------      -------------     -------------
   Intermediate                       Pennsylvania      New Jersey
    Municipal          Global          Municipal        Municipal
    Bond Fund         Bond Fund        Bond Fund        Bond Fund
   ------------      ----------      -------------     -------------

    $   29            $  996            $   83           $   44
    ------            ------            ------           ------

         3                90                 7                4
        (2)              (32)               (7)              (4)
         2                37                 4                2
        (1)              (13)               (4)              (2)
        --                 8                 1                1
        --                 6                --               --
        --                 7                 1               --
         2                 1                 2                1
         3                --                --                1
         1                --                 1               --
        --                 1                --               --
        (1)               --                 1               --
    ------            ------            ------           ------
         7               105                 6                3
    ------            ------            ------           ------
        22               891                77               41
    ------            ------            ------           ------

        (2)              (49)                7                6

        --               277                --               --

        --                79                --               --
        37               858               120               62
    ------            ------            ------           ------

        35             1,165               127               68
    ------            ------            ------           ------
    $   57             2,056            $  204           $  109
    ======            ======            ======           ======


    $10.11            $ 9.90            $10.61           $10.50
    ======            ======            ======           ======

     10.10              9.89             10.61            10.49
      0.34               .33              0.36             0.35
    ------            ------            ------           ------
    $10.44            $10.22            $10.97           $10.84
    ======            ======            ======           ======




For the six-month period ended December 31, 1995 (unaudited) and the year-ended June 30, 1995
Statement of Changes in Net Assets (000)
----------------------------------------------------------------------------------------------------------------------------

                                                                                                           -----------------
                                                                                                              Government
                                                                                                              Income Fund
                                                                                                           -----------------
                                                                                                            7/1/95    7/1/94
                                                                                                              to        to
                                                                                                           12/31/95  6/30/95
                                                                                                           --------  -------
  Investment activities:
    Net investment income                                                                                  $   422   $   732
    Net realized gain (loss) from security transactions                                                         65     (213)
    Net realized gain (loss) from forward foreign currency contracts and foreign currency transactions          --       --
    Net unrealized appreciation on forward foreign currency contracts, foreign currencies
     and translation of assets and liabilities in foreign currencies                                            --       --
    Net unrealized appreciation on investments                                                                 297      611
                                                                                                           -------  -------
    Net increase in net assets resulting from operations                                                       784    1,130
                                                                                                           -------  -------
  Distributions to shareholders:
    Net investment income:
      Series A                                                                                                (379)    (648)
      Series B                                                                                                 (41)     (86)
    Realized capital gains:
      Series A                                                                                                  --       (1)
      Series B                                                                                                  --       --
                                                                                                           -------  -------
         Total distributions                                                                                  (420)    (735)
                                                                                                           -------  -------
  Share transactions
      Series A:
         Proceeds from shares issued                                                                         1,590    3,952
         Reinvestment of cash distributions                                                                    217      268
         Cost of shares redeemed                                                                               (16)  (2,353)
                                                                                                           -------  -------
         Increase (decrease) in net assets from Series A transactions                                        1,791    1,867
                                                                                                           -------  -------
      Series B:
         Proceeds from shares issued                                                                            75      170
         Reinvestment of cash distributions                                                                     43       72
         Cost of shares redeemed                                                                              (182)    (450)
                                                                                                           -------  -------
         Increase (decrease) in net assets from Series B transactions                                          (64)    (208)
  Increase (decrease) in net assets derived from capital share transaction                                   1,727    1,659
                                                                                                           -------  -------
         Net increase (decrease) in net assets                                                               2,091    2,054
                                                                                                           -------  -------
  Net Assets:
     Beginning of period                                                                                    12,679   10,625
                                                                                                           -------  -------
     End of period                                                                                         $14,770  $12,679
                                                                                                           =======  =======
  Capital share transactions:
  Capital shares outstanding at beginning of period                                                          1,289    1,116
                                                                                                           -------  -------
     Series A:
        Shares issued                                                                                          160      415
        Shares issued in lieu of cash distributions                                                             22       28
        Shares redeemed                                                                                         (2)    (248)
                                                                                                           -------  -------
          Net increase in capital share transactions                                                           180      195
                                                                                                           -------  -------
     Series B:
        Shares issued                                                                                            8       18
        Shares issued in lieu of cash distributions                                                              4        8
        Shares redeemed                                                                                        (18)     (47)
                                                                                                           -------  -------
          Net increase (decrease) in capital share transactions                                                 (6)     (22)
                                                                                                           -------  -------
  Increase (decrease) derived from capital share transaction                                                   174      173
                                                                                                           -------  -------
  Capital shares outstanding at end of period                                                                1,463    1,289
                                                                                                           =======  =======


          See accompanying notes to financial statements.



                                                                                                 / /  CoreFund Fixed Income Funds
---------------------------------------------------------------------------------------------------------------------------------

-----------------     -----------------     -----------------     -----------------     -----------------
                        Intermediate                                 Pennsylvania           New Jersey
  Intermediate            Municipal               Global               Municipal            Municipal
   Bond Fund              Bond Fund              Bond Fund             Bond Fund            Bond Fund
-----------------     -----------------     -----------------     -----------------     -----------------
 7/1/95    7/1/94      7/1/95   7/1/94       7/1/95   7/1/94       7/1/95   7/1/94       7/1/95   7/1/94
   to        to          to       to           to       to           to       to           to       to
12/31/95  6/30/95     12/31/95  6/30/95     12/31/95  6/30/95     12/31/95  6/30/95     12/31/95  6/30/95
--------  -------     --------  -------     --------  -------     --------  -------     --------  -------

$ 1,680   $ 3,311     $    22   $    69     $   891   $ 1,772     $    77    $  115     $    41   $    84
    455      (738)         (2)      (57)        (49)    1,044           7       (12)          6         4
     --        --          --        --         277    (1,224)         --        --          --        --

     --        --          --        --          79       344          --        --          --        --
    305     1,857          37        70         858       503         120        64          62        40
-------   -------     -------   -------     -------   -------     -------    ------     -------   -------
  2,440     4,430          57        82       2,056     2,439         204       167         109       128
-------   -------     -------   -------     -------   -------     -------    ------     -------   -------

 (1,626)   (2,981)         (5)      (27)     (1,213)     (845)        (70)     (105)        (39)      (84)
    (56)     (331)        (17)      (42)         (6)       (5)         (7)      (10)         (2)       --

     --        (9)         --        --          --        --          --        --          (9)       --
     --        (2)         --        --          --        --          --        --          (1)       --
-------   -------     -------   -------     -------   -------     -------    ------     -------   -------
 (1,682)   (3,323)        (22)      (69)     (1,219)     (850)        (77)     (115)        (51)      (84)
-------   -------     -------   -------     -------   -------     -------    ------     -------   -------

  5,458    17,116          --        --       5,010       327         480     1,718         155       520
  1,790     2,752           5        10         497       564          64        73          30        54
 (7,817)  (14,254)       (141)     (732)         --      (529)        (60)       --        (227)     (499)
-------   -------     -------   -------     -------   -------     -------    ------     -------   -------
   (569)    5,614        (136)     (722)      5,507       362         484     1,791         (42)       75
-------   -------     -------   -------     -------   -------     -------    ------     -------   -------

    106        62          71        76           1        76           3       154          76        21
     47       325          18        33           4         4           9         9           1        --
    (89)   (7,763)       (112)     (407)         (8)      (87)       (125)      (14)         (3)       --
-------   -------     -------   -------     -------   -------     -------    ------     -------   -------
     64    (7,376)        (23)     (298)         (3)       (7)       (113)      149          74        21
-------   -------     -------   -------     -------   -------     -------    ------     -------   -------
   (505)   (1,762)       (159)   (1,020)      5,504       355         371     1,940          32        96
-------   -------     -------   -------     -------   -------     -------    ------     -------   -------
    253     (655)        (124)   (1,007)      6,341     1,944         498     1,992          90       140
-------   -------     -------   -------     -------   -------     -------    ------     -------   -------
 57,089    57,744       1,392     2,399      27,068    25,124       2,589       597       1,574     1,434
-------   -------     -------   -------     -------   -------     -------    ------     -------   -------
$57,342   $57,089     $ 1,268   $ 1,392     $33,409   $27,068     $ 3,087    $2,589     $ 1,664   $ 1,574
=======   =======     =======   =======     =======   =======     =======    ======     =======   =======

  5,801     5,992         142       248       2,814     2,774         255        60         155       144
-------   -------     -------   -------     -------   -------     -------    ------     -------   -------

    554     1,777          --        --         509        36          47       173          15        54
    181       286          --         1          52        62           6         7           3         5
   (792)   (1,484)        (14)      (76)         --       (58)         (6)       --         (22)      (50)
-------   -------     -------   -------     -------   -------     -------    ------     -------   -------
    (57)      579         (14)      (75)        561        40          47       180          (4)        9
-------   -------     -------   -------     -------   -------     -------    ------     -------   -------

     11         6           7         8          --         8          --        15           7         2
      5        34           2         3          --         1           1         1          --        --
     (9)     (813)        (11)      (42)         (1)       (9)        (12)       (1)         --        --
-------   -------     -------   -------     -------   -------     -------    ------     -------   -------
      7      (773)         (2)      (31)         (1)       --         (11)       15           7         2
-------   -------     -------   -------     -------   -------     -------    ------     -------   -------
    (50)     (194)        (16)     (106)        560        40          36       195           3        11
-------   -------     -------   -------     -------   -------     -------    ------     -------   -------
  5,751     5,801         126       142       3,374     2,814         291       255         158       155
=======   =======     =======   =======     =======   =======     =======    ======     =======   =======



                                                                                                       61



For the six-month period ended December 31, 1995 (unaudited) and the periods ended June 30,
Financial Highlights
---------------------------------------------------------------------------------------------------

For a Share Outstanding Throughout the Period



             Net                Realized and                                Net                   Net                      Ratio
            Asset                Unrealized  Distributions  Distributions  Asset                 Assets        Ratio       of Net
            Value        Net      Gains or      from Net         from       Value                  End      of Expenses    Income
          Beginning  Investment (Losses) on   Investment        Capital    End of    Total      of Period    to Average   to Average
          of Period    Income    Securities     Income          Gains      Period   Return/6/     (000)      Net Assets   Net Assets
         ----------  ---------- ------------ -------------  ------------- -------   ---------   ---------   -----------   ----------
------------------
Government Income
------------------
Series A
 1995**    $ 9.83     $0.31        $0.27        $(0.31)          $--        $10.10    6.02%+    $13,426       0.57%         6.28%
 1995        9.52      0.62         0.31         (0.62)           --          9.83   10.26       11,305       0.59          6.53
 1994       10.18      0.50        (0.62)        (0.50)        (0.04)         9.52   (1.34)       9,089       0.50          4.93
 1993/1/    10.00      0.13         0.18         (0.13)           --         10.18    3.12+       6,323       0.44          5.41
Series B
 1995**    $ 9.84     $0.30        $0.26        $(0.30)          $--        $10.10    5.78%+    $ 1,344       0.82%         6.03%
 1995        9.51      0.61         0.33         (0.61)           --          9.84   10.23        1,374       0.85          6.25
 1994       10.17      0.47        (0.62)        (0.47)        (0.04)         9.51   (1.57)       1,536       0.75          4.68
 1993*      10.00      0.07         0.17         (0.07)           --         10.17    1.71+         201       0.63          5.35
-------------------
Intermediate Bond
-------------------
Series A
 1995**   $ 9.84     $0.29         $0.13       $(0.29)           $--        $ 9.97    4.33%+    $55,290      0.62%          5.81%
 1995       9.63      0.53          0.21        (0.53)            --          9.84    8.22       55,128      0.60           5.76
 1994      10.18      0.43         (0.53)       (0.43)         (0.02)         9.63   (0.32)      48,379      0.58           4.30
 1993      10.01      0.47          0.31        (0.47)         (0.14)        10.18    7.90       44,692      0.42           4.62
 1992/2/   10.00      0.23          0.01        (0.23)            --         10.01    2.49+      22,623      0.11           5.73
Series B
 1995**   $ 9.84    $0.28          $0.13       $(0.28)           $--        $ 9.97    4.20%+    $ 2,052      0.87%          5.56%
 1995       9.63     0.54           0.20        (0.53)            --          9.84    7.95        1,961      0.85           5.27
 1994      10.18     0.41          (0.53)       (0.41)         (0.02)         9.63   (0.56)       9,365      0.83           4.05
 1993*     10.01     0.20           0.17        (0.20)            --         10.18    3.95+       5,752      0.75           3.78
----------------------------
Intermediate Municipal Bond
----------------------------
Series A
 1995**   $ 9.83    $0.18          $0.28       $(0.18)           $--        $10.11    4.71%+    $   236      0.97%          3.57%
 1995       9.68     0.38           0.15        (0.38)            --          9.83    5.58          365      0.82           3.91
 1994      10.09     0.39          (0.41)       (0.39)            --          9.68   (0.27)       1,088      0.63           3.91
 1993/3/   10.00     0.04           0.09        (0.04)            --         10.09    1.33+       2,009      0.58           2.74
Series B
 1995**   $ 9.83    $0.17          $0.27       $(0.17)           $--        $10.10    4.47%+    $ 1,032      1.22%          3.32%
 1995       9.67     0.35           0.16        (0.35)            --          9.83    5.42        1,027      1.08           3.65
 1994      10.08     0.37          (0.41)       (0.37)            --          9.67   (0.52)       1,311      0.88           3.66
 1993*     10.00     0.03           0.08        (0.03)            --         10.08    1.19+         166      0.81           2.51
-------------
Global Bond
-------------
Series A
 1995**   $ 9.62    $0.24          $0.42       $(0.38)           $--        $ 9.90    6.96%+    $33,237      0.70%          5.96%
 1995       9.06     0.62           0.24        (0.30)            --          9.62    9.70       26,898      0.64           6.84
 1994/4/   10.00     0.25          (1.15)       (0.04)            --          9.06   (9.00)+     24,957      0.73           5.04
Series B
 1995**   $ 9.61    $0.29          $0.36       $(0.37)           $--        $ 9.89    6.83%+    $   172      0.95%          5.71%
 1995       9.04     0.61           0.24        (0.28)            --          9.61    9.57          170      0.89           6.59
 1994/4/   10.00     0.19          (1.11)       (0.04)            --          9.04   (9.22)+        167      0.98           4.79





               Ratio            Ratio of
            of Expenses        Net Income
            to Average         to Average
            Net Assets         Net Assets           Portfolio
            (Excluding         (Excluding           Turnover
             Waivers)           Waivers)              Rate
            ----------         ----------          ------------
------------------
Government Income
------------------
Series A
 1995**      0.90%              5.95%                 77%
 1995        0.98               6.14                 368
 1994        1.00               4.43                 157
 1993/1/     1.10               4.75                  93
Series B
 1995**      1.15%              5.70%                 77%
 1995        1.24               5.86                 368
 1994        1.25               4.18                 157
 1993*       1.29               4.69                  93
-------------------
Intermediate Bond
-------------------
Series A
 1995**      0.85%              5.58%                109%
 1995        0.84               5.52                 405
 1994        0.86               4.02                 299
 1993        0.86               4.18                 188
 1992/2/     0.84               5.00                  51
Series B
 1995**      1.10%              5.33%                109%
 1995        1.09               5.03                 405
 1994        1.11               3.77                 299
 1993*       1.19               3.34                 188
----------------------------
Intermediate Municipal Bond
----------------------------
Series A
 1995**      1.34%              3.20%                  0%
 1995        1.26               3.47                   9
 1994        1.17               3.37                  43
 1993/3/     1.45               1.87                  10
Series B
 1995**      1.59%              2.95%                  0%
 1995        1.52               3.21                   9
 1994        1.42               3.12                  43
 1993*       1.68               1.64                  10
-------------
Global Bond
-------------
Series A
 1995**      1.00%              5.66%                 24%
 1995        1.03               6.45                 133
 1994/4/     1.12               4.65                 161
Series B
 1995**      1.25%              5.41%                 24%
 1995        1.28               6.20                 133
 1994/4/     1.37               4.40                 161


                                                                                                    / / CoreFund Fixed Income Funds
-----------------------------------------------------------------------------------------------------------------------------------

For a Share Outstanding Throughout the Period



             Net                Realized and                                Net                    Net                      Ratio
            Asset                Unrealized  Distributions  Distributions  Asset                 Assets        Ratio        of Net
            Value        Net      Gains or     from Net         from       Value                   End      of Expenses     Income
          Beginning  Investment (Losses) on   Investment       Capital     End of    Total      of Period    to Average   to Average
          of Period    Income    Securities     Income          Gains      Period   Return/6/     (000)      Net Assets   Net Assets
         ----------  ---------- ------------ -------------  -------------  ------   ---------   ---------   -----------   ----------
----------------------------
Pennsylvania Municipal Bond
----------------------------
Series A
 1995**    $10.16     $0.27        $0.45        $(0.27)          $--        $10.61    7.22%+    $ 2,870       0.35%         5.26%
 1995        9.95      0.51         0.21         (0.51)           --         10.16    7.50        2,272       0.39          5.26
 1994/5/    10.00      0.06        (0.05)        (0.06)           --          9.95    0.14+         434       0.42          5.09
 Series B
 1995**    $10.16     $0.26        $0.45        $(0.26)          $--        $10.61    7.08%+    $   217       0.60%         5.01%
 1995        9.95      0.49         0.21         (0.49)           --         10.16    7.25          317       0.64          4.95
 1994*      10.00      0.06        (0.05)        (0.06)           --          9.95    0.09+         163       0.67          4.84
---------------------------
New Jersey Municipal Bond
---------------------------
Series A
 1995**    $10.12     $0.26        $0.44        $(0.26)       $(0.06)       $10.50    7.02%+    $ 1,564       0.40%         4.96%
 1995        9.94      0.52         0.18         (0.52)           --         10.12    7.25        1,550       0.42          5.21
 1994/5/    10.00      0.06        (0.06         (0.06)           --          9.94    0.01+       1,432       0.43          5.07
Series B
 1995**    $10.12     $0.25        $0.43        $(0.25)       $(0.06)       $10.49    6.79%+    $   100       0.65%         4.71%
 1995        9.95      0.49         0.17         (0.49)           --         10.12    6.84           24       0.68          4.97
 1994*      10.00      0.06        (0.05)        (0.06)           --          9.95    0.08+           2       0.68          4.82






               Ratio            Ratio of
            of Expenses        Net Income
            to Average         to Average
            Net Assets         Net Assets           Portfolio
            (Excluding         (Excluding           Turnover
             Waivers)           Waivers)              Rate
            ----------         ----------          ------------
-----------------------------
Pennsylvania Municipal Bond
-----------------------------
Series A
 1995**     1.10%              4.51%                   5%
 1995       1.14               4.51                   18
 1994/5/    1.17               4.34                    3
Series B
 1995**     1.35%              4.26%                   5%
 1995       1.39               4.20                   18
 1994*      1.42               4.09                    3
---------------------------
New Jersey Municipal Bond
---------------------------
Series A
 1995**     1.16%              4.20%                  13%
 1995       1.17               4.46                   32
 1994/5/    1.35               4.15                   13
Series B
 1995**     1.41%              3.95%                  13%
 1995       1.44               4.21                   32
 1994*      1.60               3.90                   13







 +   Returns are for the period indicated and have not been annualized.
 *   Series B has been offered since January 4, 1993.  Government Income and Intermediate Term Municipal  Funds have offered
     Series B since May 3, 1993.  Pennsylvania Municipal  Bond and New Jersey  Municipal  Bond Funds have  offered  Series B
     Since May 16, 1994. Ratios for these periods have been annualized.
**   Ratios for the six-month period ended December 31, 1995, have been annualized.
/1/  Government Income commenced operations on April 1, 1993. Ratios for this period have been annualized.
/2/  Intermediate Bond commenced operations on February 3, 1992. Ratios for this period have been annualized.
/3/  Intermediate Municipal Bond commenced operations on May 3, 1993. Ratios for this period have been annualized.
/4/  Global Bond commenced operations on December 15, 1993. Ratios for this period have been annualized.
/5/  Pennsylvania Municipal Bond and New Jersey Municipal Bond Funds commenced operations on May 16, 1994. Ratios for this period have been annualized.
/6/  Total return does not reflect the sales loads charged on the Series B shares.
     See accompanying notes to financial statements.

 As of December 31, 1995 (Unaudited)
 Statement of Net Assets


-------------------------------------------------------------------------------
Cash Reserve
-------------------------------------------------------------------------------

                                  [GRAPHIC 29]

                        [See Appendix A for Description]


-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
Commercial Paper -- 78.2%
  AT&T
     5.670%, 01/31/96                 $10,000        $   9,953
     5.470%, 04/18/96                  10,000            9,836
  Alcatel-Alsthom
     5.640%, 02/21/96                  10,000            9,920
  Ameritech Capital
     5.630%, 03/05/96                  16,000           15,840
  Arco Coal Australia
     5.650%, 02/29/96                  10,694           10,595
  Asset Securitization
     5.700%, 02/07/96                  15,000           14,912
  Baltimore Gas & Electric
     5.680%, 01/19/96                  10,000            9,972
  Banc One Funding
     5.580%, 03/01/96                   8,500            8,421
  British Gas
     5.670%, 01/24/96                  10,000            9,964
  CIT Group Holdings
     5.650%, 01/17/96                  10,000            9,975
  Coca Cola
     5.520%, 03/13/96                  10,000            9,890
  Corporate Asset Funding
     5.625%, 02/15/96                  10,000            9,930
  Deutsche Bank Financial
     5.720%, 01/05/96                   5,000            4,997

-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
Commercial Paper (continued)
  E.I. DuPont de Nemours
     5.650%, 02/08/96                $10,000        $   9,940
     5.510%, 03/07/96                 10,000            9,899
  Ford Motor Credit
     5.620%, 02/09/96                 10,000            9,939
     5.660%, 02/14/96                 10,000            9,931
  General Electric Capital
     5.650%, 02/16/96                 11,954           11,868
  Goldman Sachs
     5.570%, 03/04/96                 10,000            9,903
     5.620%, 03/18/96                 10,000            9,880
  H.J. Heinz
     5.700%, 02/16/96                  5,000            4,964
  Hewlett-Packard
     5.530%, 03/12/96                 15,000           14,836
  J.C. Penney Funding
     5.650%, 02/13/96                 10,000            9,932
  Merrill Lynch
     5.660%, 02/20/96                 20,000           19,843
  Metropolitan Life Funding
     5.660%, 01/25/96                 10,350           10,311
     5.630%, 02/02/96                 10,000            9,950
  Mitsubishi International
     5.680%, 02/13/96                 10,000            9,932
     5.580%, 03/08/96                 10,000            9,896
     5.600%, 03/08/96                  5,000            4,948
  National Australia Funding
     5.720%, 01/18/96                 10,300           10,272
  National Rural Utility
     5.650%, 02/09/96                  9,250            9,193
     5.650%, 02/12/96                 10,000            9,934
     5.600%, 03/15/96                 10,000            9,885
  New Center Asset Trust
     6.000%, 01/02/96                 10,000            9,998
  Province of Alberta
     5.670%, 01/25/96                  5,000            4,981
     5.420%, 05/08/96                 10,000            9,807
  Province of British Columbia
     5.560%, 02/12/96                  6,000            5,961
     5.430%, 05/13/96                  7,500            7,349
  Province of Quebec
     5.620%, 01/09/96                 10,000            9,987
     5.580%, 03/06/96                 10,000            9,899
  Republic National Bank of
    New York
     5.510%, 03/14/96                 10,000            9,888
  Schering-Plough
     5.550%, 01/16/96                 10,000            9,977
  Southwestern Bell Capital
     5.470%, 05/03/96                  2,650            2,600
     5.650%, 02/06/96                 10,000            9,944


          See accompanying notes to financial statements.
64

                                                / / CoreFund Money Market Funds

-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------
Commercial Paper (continued)
  Toyota Motor Credit
     5.670%, 01/12/96                 $ 5,184      $   5,175
     5.720%, 02/05/96                  10,000          9,945
                                                   ---------
Total Commercial Paper
   (Cost $444,972,264)                               444,972
                                                   ---------

U.S. Government Agency
 Obligations -- 6.1%
 FNMA
     5.150%, 01/03/96(A)               10,000         10,000
     5.250%, 03/25/96                  10,000          9,873
     5.310%, 12/11/96                  10,000          9,988
 SLMA
     5.250%, 01/03/96(A)                5,000          5,000
                                                   ---------
Total U.S.Government Agency
 Obligations
 (Cost $34,861,284)                                   34,861
                                                   ---------


Corporate Obligation -- 1.8%
  American Express Centurian Bank
     5.940%, 06/07/96                 10,000          10,000
                                                   ---------

Total Corporate Obligation
 (Cost $10,000,000)                                   10,000
                                                   ---------

Master Notes -- 2.0%
 Associates Corporation of
  North America
     5.440%, 01/07/96(A)              10,637          10,637
 SLMA
     5.460%, 01/07/96(A)                 517             517
                                                   ---------

Total Master Notes
  (Cost $11,154,009)                                  11,154
                                                   ---------

Certificates Of Deposit -- 1.8%
  Harris Trust & Savings Bank
    5.790%, 01/17/96                  10,000          10,000
                                                   ---------

  Total Certificates Of Deposit
  (Cost $10,000,028)                                  10,000
                                                   ---------

-------------------------------------------------------------------------------
Description                          Par (000)     Value (000)
-------------------------------------------------------------------------------

Mortgage Related -- 0.2%
 Case Equipment Loan Trust
  1995-B  Class A1
     5.825%, 09/15/96                 $1,240         $ 1,240
                                                   ---------
Total Mortgage Related
  (Cost $1,239,912)                                    1,240
                                                   ---------

  Repurchase Agreements -- 10.5%
    Morgan Stanley 5.87%, dated
     12/29/95, matures 1/02/96,
     repurchase price $17,011,088
     (collateralized by U.S. Treasury
     Note, par value $16,635,000,
     6.125%, matures 9/30/00:
     market value $17,600,853)        17,000          17,000
    Nations Bank 5.92%,  dated
     12/29/95,  matures  1/02/96,
     repurchase  price $43,028,284
     (collateralized by U.S. Treasury
     Note, par value $42,830,000,
     6.125%, matures 5/15/98:
     market value $44,360,761)        43,000          43,000
                                                   ---------
Total Repurchase Agreements
  (Cost $60,000,000)                                  60,000
                                                   ---------

Total Investments -- 100.5%
  (Cost $572,227,497)                                572,227
                                                   ---------

Total Other Assets and Liabilities,
  Net -- (0.5)%                                       (2,735)
                                                   ---------
  Net Assets:
    Portfolio Shares - Series A
     ($0.001 par value - 1
     billion authorized) based on
     551,434,273 outstanding shares                  551,434
    Portfolio  Shares - Series B
     ($0.001  par  value - 1
     billion  authorized) based on
     18,064,197 outstanding shares                    18,064
    Accumulated Net Realized Loss on
     Investments                                          (6)
                                                   ---------
Total Net Assets -- 100%                            $569,492
                                                   =========

Net Asset Value & Redemption Price
  Per Share
    Series A                                           $1.00
                                                   =========
    Series B                                           $1.00
                                                   =========


(A) Variable Rate Securities - The rate reflected on the Statement of Net Assets is the rate in effect on December 31, 1995.
FNMA - Federal National Mortgage Association
SLMA - Student Loan Marketing Association
   See accompanying notes to financial statements.

      As of December 31, 1995 (Unaudited)
      Statement of Net Assets
-------------------------------------------------------------------------------

      Treasury Reserve
-------------------------------------------------------------------------------

Description                                      Par (000)    Value (000)
-------------------------------------------------------------------------------
  U.S. Treasury Obligations -- 40.1%
      U.S. Treasury Bills
        5.370%+, 01/18/96                        $ 5,000    $   4,987
        5.390%+, 01/25/96                          1,000        9,964
        5.470%+, 02/01/96                          5,000        4,977
        5.330%+, 02/08/96                         10,000        9,944
        5.360%+, 02/15/96                          5,000        4,967
        5.290%+, 02/22/96                          7,000        6,947
        5.330%+, 03/07/96                         11,000       10,893
        5.310%+, 03/14/96                          8,700        8,606
        5.310%+, 03/21/96                         10,000        9,882
        5.330%+, 03/28/96                         10,000        9,871
        5.400%+, 04/04/96                         10,000        9,859
        5.320%+, 04/11/96                          5,500        5,418
        5.300%+, 04/18/96                         10,000        9,841
        5.290%+, 04/25/96                         10,000        9,831
        5.480%+, 05/02/96                          5,000        4,907
        5.310%+, 05/09/96                         10,000        9,810
        5.230%+, 05/16/96                         10,000        9,803
        5.250%+, 05/23/96                         10,000        9,792
        5.250%+, 05/30/96                         10,000        9,781
        5.190%+, 06/06/96                         10,000        9,774
        5.070%+, 06/13/96                         10,000        9,769
        4.980%+, 06/20/96                         10,000        9,763
        5.120%+, 06/27/96                          5,000        4,873
        5.160%+, 07/25/96                          5,000        4,852
      U.S. Treasury Note
        5.500%, 04/30/96                          10,000        9,987
      U.S. Treasury STRIPS
        5.660%+, 05/15/96                          5,000        4,899
        6.195%+, 05/15/96                          6,000        5,869
                                                                -----
  Total U.S. Treasury Obligations
       (Cost $219,865,534)                                    219,866
                                                              -------

------------------------------------------------------------------------------
Description                                      Par (000)    Value (000)
------------------------------------------------------------------------------

  Repurchase Agreements -- 60.3%
      Aubrey Lanston 5.85%, dated
       12/29/95, matures 01/02/96,
       repurchase price $120,078,333
       (collateralized by various
       U.S. Treasury Notes, total par
       value $120,540,000, 5.125% - 5.750%,
       matures 03/31/97 - 04/30/98,
       U.S. Treasury Bill, par value
       21,095,000 matures 08/22/96;
       total market value $124,151,564)          $120,000    $ 120,000
      First National Bank of Chicago
       5.85%, dated 12/29/95, matures
       01/02/96, repurchase price
       $20,013,000 (collateralized by
       U.S. Treasury Note, par value
       $21,095,000, 6.125%, matures
       08/22/96: market value
       $20,443,165)                                20,000       20,000
      Goldman Sachs 5.83%, dated
       12/29/95, matures 01/02/96,
       repurchase price $13,008,421
       (collateralized by U.S. Treasury
       Note, par value $11,595,000,
       7.875%, matures 08/15/01:
       market value $13,617,530)                   13,000       13,000
      Morgan Stanley 5.87%, dated
       12/29/95, matures 01/02/96,
       repurchase price $20,013,044
       (collateralized by U.S. Treasury
       Note, par value $19,570,000,
       6.125%, matures 09/30/00:
       market value $20,706,263)                   20,000       20,000
      Nations Bank 5.92%, dated
       12/29/95, matures 01/02/96,
       repurchase price $12,007,893
       (collateralized by U.S. Treasury
       Note, par value $11,950,000,
       6.125%, matures 05/15/98:
       market value $12,377,098)                   12,000       12,000
      Sanwa Bank 5.85%, dated
       12/29/95, matures 01/02/96,
       repurchase price $125,081,250
       (collateralized by U.S. Treasury
       Note, par value $124,766,000,
       5.75%, matures 10/31/00:
       market value $128,750,526)                  125,000     125,000






  STRIPS - Separately Registered Interest and Principal of Securities + Effective yield
  See accompanying notes to financial statements.
66

                                                 / / CoreFund Money Market Funds
--------------------------------------------------------------------------------


Description                                        Par (000)   Value (000)
--------------------------------------------------------------------------------
  Repurchase Agreements (continued)
      Swiss Bank 5.65%, dated
       12/29/95, matures 01/02/96,
       repurchase price $8,670,440
       (collateralized by U.S. Treasury
       Note, par value $8,665,000,
       6%, matures 08/31/97: market
       value $9,113,933)                            $ 8,665     $  8,665
      Swiss Bank 5.85%, dated
       12/29/95, matures 01/02/96,
       repurchase price $12,007,800
       (collateralized
       by U.S. Treasury Note, par
       value $11,865,000, 6.00%,
       matures 08/31/97:
       market value $12,498,708)                     12,000       12,000
                                                                 -------
  Total Repurchase Agreements
    (Cost $330,665,000)                                          330,665
                                                                 -------
  Total Investments -- 100.4%
    (Cost $550,530,534)                                          550,531
                                                                 -------
  Total Other Assets and Liabilities,
    Net -- (0.4)%                                                 (2,427)
                                                                 -------
  Net Assets:
      Portfolio Shares - Series A
       ($0.001 par value - 1
       billion authorized) based on
       526,058,688 outstanding shares                            526,059
      Portfolio  Shares - Series B
       ($0.001  par  value - 1
       billion authorized)
       based on 22,022,049
       outstanding shares                                         22,022
      Accumulated Net Realized Gain on
       Investments                                                    23
                                                                  ------
  Total Net Assets -- 100%                                      $548,104
                                                                 -------
                                                                 -------
  Net Asset Value & Redemption Price
   Per Share
          Series A                                                 $1.00
                                                                   -----
                                                                   -----
          Series B                                                 $1.00
                                                                   -----
                                                                   -----




      Tax-Free Reserve
-------------------------------------------------------------------------------


                                  [GRAPHIC 30]
                        [SEE APPENDIX A FOR DESCRIPTION]


-------------------------------------------------------------------------------
Description                                     Par (000)      Value (000)
-------------------------------------------------------------------------------
  Municipal Bonds -- 104.4%
      Alabama -- 11.7%
          Alabama State Housing Finance
           Authority Revenue Bond
           5.250%, 01/07/96(A)(B)(C)             $  900          $   900
          Montgomery, Alabama TECP
           3.750%, 01/11/96(C)                    2,000            2,000
          Winfield, Alabama Industrial
           Development Authority
           Revenue Bond for Union
           Underwear Project
           5.250%, 01/07/96(A)(B)(C)              1,800            1,800
          Alabama State Housing TECP
           3.600%, 02/22/96(C)                    2,500            2,500
                                                                   -----
                                                                   7,200
                                                                   -----
      Alaska -- 5.4%
          Valdez, Alaska TECP
           3.800%, 01/16/96(C)                    2,000            2,000
           3.750%, 01/31/96(C)                    1,200            1,200
          Valdez, Alaska  Industrial
           Development Authority
           Revenue Bond for Exxon
           Pipeline Company Project
           5.950%, 01/03/96(A)(B)(C)                100              100
                                                                   -----
                                                                   3,300
                                                                   -----


          See accompanying notes to financial statements.

67

      As of December 31, 1995 (Unaudited)
      Statement of Net Assets
-------------------------------------------------------------------------------

      Tax-Free Reserve (continued)
-------------------------------------------------------------------------------
Description                                   Par (000)      Value (000)
-------------------------------------------------------------------------------
      California -- 0.6%
          Santa Clara, California Electric
           Revenue Bond, Series A
           4.900%, 01/07/96(A)(B)(C)            $  370         $   370
                                                               -------
      Delaware -- 0.2%
          Wilmington, Delaware Hospital
           Revenue Bond for Franciscan
           Health Systems Project, Series A
           6.000%, 01/03/96(A)(B)(C)               100             100
                                                                 -----
      Florida -- 3.6%
          Dade County, Florida Capital
           Asset Revenue Bond, Ser 1990
           5.650%, 01/07/96(A)(B)(C)             1,200           1,200
          West Orange, Florida TECP
           3.400%, 02/08/96(C)                   1,000           1,000
                                                                 -----
                                                                 2,200
                                                                 -----
      Hawaii -- 1.2%
          Hawaii State, Series CD GO
          3.850%, 02/01/96                         750             750
                                                                 -----
      Illinois -- 2.8%
          Illinois State Housing and Finance
           Authority Revenue Bond for
           Franciscan Village Project, Series A
           5.200%, 01/07/96(A)(B)(C)               700            700
          Illinois State Toll Highway
           Authority Revenue Bond
           7.380%, 01/01/06                      1,000          1,020
                                                                -----
                                                                1,720
                                                                -----
      Indiana -- 11.6%
          Gary, Indiana Industrial
           Development Authority
           Revenue Bond for U.S.
           Steel Project
           4.250%, 01/31/96(A)(B)(C)             1,600          1,600
          Jasper County, Indiana TECP
           3.800%, 01/10/96(C)                     690            690
           3.800%, 01/12/96(C)                     700            700
          Sullivan, Indiana TECP
           3.850%, 02/01/96(C)                   1,000          1,000
           3.900%, 02/09/96(C)                     600            600
           3.650%, 04/01/96(C)                   1,500          1,500
           3.550%, 04/10/96(C)                     300            300
          Jasper County, Indiana TECP
           3.800%, 01/09/96(C)                     500            500

-------------------------------------------------------------------------------
Description                                   Par (000)      Value (000)
-------------------------------------------------------------------------------

      Indiana (continued)
          Hammond, Indiana  Pollution
           Control Revenue Bond for
           Amoco Oil Company Project
           5.950%, 01/03/96(A)(B)(C)            $  220        $   220
                                                                -----
                                                                7,110
                                                                -----
      Iowa -- 0.7%
          Des Moines, Iowa Commercial
           Development Revenue Bond for
           Capital Center III Project
           5.150%, 01/07/96(A)(B)(C)               400            400
                                                                -----
      Kansas -- 6.9%
          City of Burlington, Kansas TECP
           3.900%, 02/09/96(C)                     400            400
           3.450%, 02/15/96(C)                   2,000          2,000
           3.650%, 03/12/96(C)                     700            700
           3.650%, 04/08/96(C)                   1,020          1,020
          Wichita, Kansas Health Facilities
           Revenue Bond for Wichita
           Health Systems Project, Series XXV
           5.300%, 01/07/96(A)(B)(C)               100            100
                                                                -----
                                                                4,220
                                                                -----
      Louisiana -- 2.4%
          Jefferson Parish, Louisiana
           Industrial Development
           Authority Revenue Bond for
           George J. Ackel, Sr. Project
           5.200%, 01/07/96(A)(B)(C)               800            800
          Parish of Desota, Louisiana
           Pollution Control Revenue
           Bond for Central Louisiana
           Electric Company Project
           5.050%, 01/07/96(A)(B)(C)               700            700
                                                                -----
                                                                1,500
                                                                -----
      Michigan -- 0.2%
          Michigan State Industrial
           Development Authority Revenue
           Bond for Consumer Power Project
           5.950%, 01/03/96(A)(B)(C)               100            100
                                                                -----
      Minnesota -- 2.6%
          Robinsdale, Minnesota Industrial
           Development Authority
           Revenue Bond
           5.200%, 01/03/96(A)(B)(C)             1,200          1,200



          See accompanying notes to financial statements.
68

                                                 / / CoreFund Money Market Funds
-------------------------------------------------------------------------------

Description                             Par (000)      Value (000)
-------------------------------------------------------------------------------
      Minnesota (continued)
          Saint Louis Park, Minnesota
           Industrial Development Authority
           Revenue Bond for Unicare
           Home Project
           3.900%, 01/31/96(A)(B)(C)            $  400    $   400
                                                            -----
                                                            1,600
                                                            -----
      Mississippi -- 1.6%
          Clairborne County, Mississippi
          TECP
          3.450%, 02/16/96(C)                    1,000      1,000
                                                            -----
      Missouri -- 3.7%
          Missouri State Environmental
           Improvement and Energy
           Resources Authority Revenue
           Bond for Union Electric
           Company Project, Series B
           4.000%, 06/01/96(B)(C)                  750        750
          Missouri State Environment
           Authority TECP
           3.450%, 03/16/96(C)                   1,500      1,500
                                                            -----
                                                            2,250
                                                            -----
      Montana -- 4.7%
          Forsyth, Montana Pollution
           Control Revenue Bond for
           Portland General Electric
           Project, Series B
           5.000%, 01/07/96(A)(B)(C)              100         100
          Forsyth, Montana Pollution
           Control Revenue Bond for
           Portland General Electric
           Project, Series A
           4.900%, 01/07/96(A)(B)(C)            1,000       1,000
          Forsyth, Montana Pollution
           Control Revenue Bond for
           Portland General Electric
           Project, Series C
           4.900%, 01/07/96(A)(B)(C)            1,000       1,000
          Forsyth, Montana Pollution
           Control Revenue Bond for
           Portland General Electric
           Project, Series D
           4.900%, 01/07/96(A)(B)(C)              600         600



-------------------------------------------------------------------------------
Description                                   Par (000)     Value (000)
-------------------------------------------------------------------------------

      Montana (continued)
          Forsyth, Montana Pollution
           Control Revenue Bond for
           Portland General Electric Project
           4.900%, 01/07/96(A)(B)(C)            $  200    $   200
                                                            -----
                                                            2,900
                                                            -----
      Nevada -- 2.4%
          Nevada State Housing Facilities
           Revenue Bond for Multi-Unit
           Park Project, Series A
           5.500%, 01/07/96(A)(B)(C)             1,500      1,500
                                                            -----
      New Hampshire -- 3.2%
          Manchester, New Hampshire GO
           5.500%, 11/01/96                      1,945      1,971
                                                            -----
      New York -- 0.5%
          New York City, New York GO,
           Series B
           5.000%, 01/03/96(A)(B)(C)               300        300
                                                            -----
      North Carolina -- 0.7%
          Wake County, North Carolina
           Industrial Development
           Authority Revenue Bond for
           Carolina Power & Light
           Company Project
           5.000%, 01/07/96(A)(B)(C)               400        400
                                                            -----
      Ohio -- 0.2%
          Ohio State Water Development
           Authority Revenue Bond for
           Environmental Mead
           Company, Series B
           5.900%, 01/07/96(A)(B)(C)               100        100
                                                            -----
      Oregon -- 0.8%
          Oregon State GO, Series 73G
           5.250%, 01/07/96(A)(B)(C)               500        500
                                                            -----
      Pennsylvania -- 9.9%
          Allegheny County, Pennsylvania
           Hospital Development Revenue
           Bond for Presbyterian University
           Hospital Project, Series B1
           5.000%, 01/07/96(A)(B)(C)              100        100
          Allegheny County, Pennsylvania
           Hospital Development Revenue
           Bond for Presbyterian University
           Hospital Project
           5.000%, 01/07/96(A)(B)(C)              850       $850


          See accompanying notes to financial statements.

      As of December 31, 1995 (Unaudited)
      Statement of Net Assets
-------------------------------------------------------------------------------

      Tax-Free Reserve (concluded)
-------------------------------------------------------------------------------

Description                                    Par (000)   Value (000)
-------------------------------------------------------------------------------
      Pennsylvania (continued)
          Beaver County, Pennsylvania TECP
           3.750%, 01/24/96(C)                   $2,000    $   2,000
          Beaver County, Pennsylvania
           Industrial Development
           Authority Revenue Bond for
           Duquesne Light Company
           Project, Series B
           4.950%, 01/07/96(A)(B)(C)                100          100
          Lehigh County, Pennsylvania
           Industrial Development
           Authority Revenue Bond
           3.750%, 01/07/96(A)(B)(C)                300          300
          Pennsylvania State Higher
           Education Facilities Authority
           Revenue Bond Carnegie Project
           4.250%, 11/01/96                       1,560        1,566
          Washington County, Pennsylvania
           Lease Revenue Bond
           5.350%, 01/07/96(A)(B)(C)              1,155        1,155
                                                               -----
                                                               6,071
                                                               -----
      Rhode Island -- 6.5%
          Rhode Island State TAN
           4.500%, 06/28/96(C)                    3,000        3,013
          Rhode Island State Port Authority &
           Economic Development Authority
           Revenue for Newport Electric
           Corporation Project
           5.000%, 01/07/96(A)(B)(C)              1,000       1,000
                                                              -----
                                                              4,013
                                                              -----
      South Carolina -- 2.2%
          Piedmont, South Carolina
           Municipal Power Agency
           Revenue Bond
           9.700%, 01/01/96                         500         515
          Richland County, South Carolina
           Hospital Facilities Revenue
           Bond for Sunhealth-Orangeburg
           Project, Series C2
           5.650%, 01/07/96(A)(B)(C)                450         450
          York County, South Carolina
           Pollution Control Revenue
           Bond, Series NRU-84N-2
           4.650%, 01/07/96(A)(B)(C)                400         400
                                                              -----
                                                              1,365
                                                              -----
-------------------------------------------------------------------------------

Description                                    Par (000)   Value (000)
-------------------------------------------------------------------------------

      South Dakota -- 1.2%
          Rapid City, South Dakota Industrial
           Development Authority Revenue
           Bond for Corporate Property
           Association Project
           5.150%, 01/07/96(A)(B)(C)             $  765     $   765
                                                              -----
      Texas -- 11.2%
          Camp County, Texas Industrial
           Development Authority
           Revenue Bond, Texas Oil &
           Gas Project
           5.350%, 01/07/96(A)(B)(C)                500         500
          Grapevine, Texas Industrial
           Development Authority
           Revenue Bond for American
           Airlines Project, Series A1
           6.000%, 01/03/96(A)(B)(C)                200         200
          Montgomery County, Texas
           Industrial Development
           Authority Revenue Bond for
           Dallas Tile Corporation
           Project, Series A
           5.200%, 01/07/96(A)(B)(C)                100         100
          Nueces County, Texas Health
           Facilities Authority Revenue
           Bond for Driscoll Children's
           Foundation Project
           5.200%, 01/07/96(A)(B)(C)              1,675       1,675
          Texas State Higher Education
           Authority Revenue Bond for
           Southern Methodist University
           Project
           5.950%, 01/03/96(A)(B)(C)              1,800       1,800
          Texas State TAN
           4.750%, 08/30/96                       2,600       2,618
                                                              -----
                                                              6,893
                                                              -----
      Vermont -- 2.3%
          Vermont State Student Loan
           Revenue Bond for Student
           Loan Assistance Corporation
           Project
           3.750%, 01/31/96(A)(B)(C)              1,400      1,400
                                                             -----


          See accompanying notes to financial statements.
70

                                               / /  CoreFund Money Market Funds
-------------------------------------------------------------------------------


Description                                Par (000)      Value (000)
-------------------------------------------------------------------------------

      Virginia -- 0.3%
          Virginia State Peninsula Port
           Authority Revenue Bond,
           Dominion Terminal Project,
           Series 1987 C
           5.900%, 01/03/96(A)(B)(C)         $  150        $   150
                                                             -----
      West Virginia -- 0.7%
          West Virginia State Hospital
           Finance Authority Revenue
           Bond for St. Mary's Hospital
           Project
           5.200%, 01/07/96(A)(B)(C)            400            400
                                                             -----
      Wisconsin -- 1.3%
          Lac Du Flambeau, Wisconsin Lake
           Superior Chippewa Indians
           Special Obligation for Simpson
           Electric Project
           5.250%, 01/07/96(A)(B)(C)            800            800
                                                             -----
      Wyoming -- 1.1%
          Lincoln County, Wyoming Resource
           Recovery Revenue Bond for
           Exxon Project, Series C
           5.900%, 01/03/96(A)(B)(C)            200            200
          Lincoln County, Wyoming
           Pollution Control Revenue
           Bond, Series 1984 B
           5.900%, 01/03/96(A)(B)(C)            300            300
          Sublette County, Wyoming
           Pollution Control Revenue
           Bond for Exxon Project, Series 84
           5.950%, 01/03/96(A)(B)(C)            200            200
                                                             -----
                                                               700
                                                             -----
  Total Municipal Bonds
    (Cost $64,047,701)                                     64,048
                                                           ------

-------------------------------------------------------------------------------

Description                                Par (000)      Value (000)
-------------------------------------------------------------------------------
  Total Investments -- 104.4%
    (Cost $64,047,701)                                    $64,048
                                                          -------
  Other Assets, Less Liabilities, Net -- (4.4)%            (2,675)
                                                          -------
  Net Assets:
          Portfolio Shares - Series A
           ($0.001 par value - 250 million
           authorized) based on
           59,156,845 outstanding shares                   59,157
          Portfolio Shares - Series B
           ($0.001 par value - 250 million
           authorized) based on
           2,265,192 outstanding shares                     2,265
          Accumulated net realized
           loss on investments                                (49)
                                                            -----
  Total Net Assets -- 100%                                $61,373
                                                          -------
                                                          -------
  Net Asset Value & Redemption Price
   Per Share
          Series A                                          $1.00
                                                            -----
                                                            -----
          Series B                                          $1.00
                                                            -----
                                                            -----

  GO--General Obligation
  TAN--Tax Anticipation Note
  TECP--Tax Exempt Commercial Paper
  (A) Variable Rate Securities--The rate reflected on the Statement of Net Assets is the rate in effect on December 31, 1995.
  (B) Put or Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the lesser of the put demand date or maturity date.
  (C) Securities are held in connection with a letter of credit issued by a major commercial bank.

  See accompanying notes to financial statements.
71

      For the six-month period ended December 31, 1995 (unaudited)
      Statement of Operations (000)              / / CoreFund Money Market Funds
-------------------------------------------------------------------------------

                                                                 ---------           -------------       ----------
                                                                                                             Tax-
                                                                   Cash                 Treasury             Free
                                                                  Reserve               Reserve             Reserve
                                                                  ---------           -------------       ----------
  Investment income:
      Interest                                                     $ 17,241            $ 14,484            $  1,222
                                                                   --------            --------            --------


  Expenses:
      Investment Advisory fees                                        1,478               1,254                 162
      Less Investment Advisory fees waived                             (757)               (642)                (83)
      Administrative fees                                               739                 627                  81
      Less Administrative fees waived                                  (266)               (226)                (29)
      Transfer Agent fees & expenses                                     92                  75                   9
      Insurance                                                          17                   8                   2
      Professional fees                                                  56                  43                   6
      Registration & Filing fees                                         38                  33                   4
      12b-1 fees                                                         23                  25                   2
      Taxes--other than income                                             4                  20                   3
      Printing                                                           41                  33                   4
      Miscellaneous                                                      43                  34                   3
                                                                   --------            --------            --------
          Total expenses                                              1,508               1,284                 164
                                                                   --------            --------            --------
  Net investment income                                              15,733              13,200               1,058
  Net realized gain (loss) on securities transactions                    (2)                 20                  --
                                                                   --------            --------            --------
  Net increase in net assets resulting from operations             $ 15,731            $ 13,220            $  1,058
                                                                   --------            --------            --------
                                                                   --------            --------            --------





          See accompanying notes to financial statements.
72

For the six-month period ended December 31, 1995 (unaudited) and the year-ended June 30, 1995

Statement of Changes in Net Assets (000)         / / CoreFund Money Market Funds
-------------------------------------------------------------------------------



                                                 ------------------------      ----------------------      ------------------------
                                                           Cash                      Treasury                     Tax-Free
                                                          Reserve                     Reserve                      Reserve
                                                 ------------------------      ----------------------      ------------------------
                                                    7/1/95        7/1/94        7/1/95       7/1/94         7/1/95         7/1/94
                                                      to            to            to           to              to            to
                                                   12/31/95       6/30/95      12/31/95      6/30/95        12/31/95       6/30/95
                                                 ------------   ----------    -----------   -----------   -----------   -----------
Operations:
    Net investment income                         $    15,733   $    27,369   $    13,200   $    23,160   $     1,058   $     2,418
    Net realized gain (loss) on
      securities transactions                              (2)          (30)           20             4            --           (27)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
    Net increase in net assets
     resulting from operations                         15,731        27,339        13,220        23,164         1,058         2,391
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Dividends distributed from:
    Net investment income:
       Series A                                       (15,262)      (26,626)      (12,692)      (22,642)       (1,033)       (2,359)
       Series B                                          (471)         (743)         (508)         (518)          (25)          (59)
    Net realized gain:
        Series A                                           --            --            --            --            --            --
        Series B                                           --            --            --            --            --            --
                                                  -----------   -----------   -----------   -----------   -----------   -----------
          Total dividends distributed                 (15,733)      (27,369)      (13,200)      (23,160)       (1,058)       (2,418)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Capital share transactions:
 Series A:
     Proceeds from shares issued                      542,259     1,153,765       970,768     1,884,529        74,765       196,955
     Shares issued in lieu of
      cash distributions                                1,920         3,226         2,670         5,268           106           228
     Cost of shares redeemed                         (503,089)   (1,151,894)     (926,583)   (1,895,568)      (78,518)     (213,785)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Increase (decrease) in net
      assets from Series A transactions                41,090         5,097        46,855        (5,771)       (3,647)      (16,602)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
 Series B:
     Proceeds from shares issued                       18,669        42,775        24,877        31,754         1,575         3,788
     Reinvestment of cash distributions                   458           690           179           257            24            55
     Cost of shares redeemed                          (18,647)      (37,332)      (24,645)      (17,973)         (859)       (5,026)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Increase (decrease) in net assets
      from Series B transactions                          480         6,133           411        14,038           740        (1,183)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
 Increase (decrease) in net assets
  derived from capital share transactions              41,570        11,230        47,266         8,267        (2,907)      (17,785)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
       Net increase (decrease) in net assets           41,568        11,200        47,286         8,271        (2,907)      (17,812)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Net Assets:
 Beginning of year                                    527,924       516,724       500,818       492,547        64,280        82,092
                                                  -----------   -----------   -----------   -----------   -----------   -----------
 End of year                                      $   569,492   $   527,924   $   548,104   $   500,818   $    61,373   $    64,280
                                                  -----------   -----------   -----------   -----------   -----------   -----------
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Capital share transactions
 Capital shares outstanding at beginning
  of period                                           527,928       516,698       500,815       492,548        64,328        82,113
 Series A:
   Shares issued                                      542,259     1,153,765       970,768     1,884,530        74,765       196,955
   Shares issued in lieu of cash distributions          1,920         3,226         2,670         5,268           106           228
   Shares redeemed                                   (503,089)   (1,151,894)     (926,583)   (1,895,567)      (78,518)     (213,785)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Total Series A transactions                       41,090         5,097        46,855        (5,771)       (3,647)      (16,602)
                                                   -----------   -----------   -----------   -----------   -----------   -----------
 Series B:
   Shares issued                                       18,669        42,775        24,877        31,754         1,575         3,788
   Shares issued in lieu of cash
    distributions                                         458           690           179           257            24            55
   Shares redeemed                                    (18,647)      (37,332)      (24,645)      (17,973)         (859)       (5,026)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Total Series B transactions                          480         6,133           411        14,038           740        (1,183)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) derived from
  capital share transactions                           41,570        11,230        47,266         8,267        (2,907)      (17,785)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Capital shares outstanding at
  end of period                                       569,498       527,928       548,081       500,815        61,421        64,328
                                                  -----------   -----------   -----------   -----------   -----------   -----------
                                                  -----------   -----------   -----------   -----------   -----------   -----------



                 See accompanying notes to financial statements.
73

For the six-month period ended December 31, 1995 (unaudited) and the periods ended June 30,

Financial Highlights                             / / CoreFund Money Market Funds
--------------------------------------------------------------------------------
      For a Share Outstanding Throughout the Period


                                                                                                                Ratio     Ratio of
                     Net                                                   Net                   Ratio      of Expenses  Net Income
                    Asset              Distributions   Net                Assets       Ratio      of Net     to Average  to Average
                    Value        Net      from Net  Asset Value             End     of Expenses   Income     Net Assets  Net Assets
------------      Beginning   Investment Investment    End       Total   of Period   to Average  to Average  (Excluding  (Excluding
Cash Reserve      of Period    Income      Income   of Period   Return     (000)     Net Assets  Net Assets    Waivers)   Waivers)
------------     ----------   ---------- ---------- ---------   ------   ---------  -----------  ----------  ----------  ----------
 Series A
 1995**             $1.00       $0.03      $(0.03)    $1.00      2.72%+   $551,429      0.50%      5.33%        0.85%       4.98%
 1995                1.00        0.05       (0.05)     1.00      5.15      510,341      0.48       5.04         0.85        4.67
 1994                1.00        0.03       (0.03)     1.00      3.00      505,273      0.47       2.95         0.85        2.57
 1993                1.00        0.03       (0.03)     1.00      2.99      460,832      0.46       2.97         0.85        2.58
 1992                1.00        0.05       (0.05)     1.00      4.83      568,672      0.38       4.68         0.82        4.24
 1991                1.00        0.07       (0.07)     1.00      7.28      473,187      0.37       6.94         0.82        6.49
 1990                1.00        0.08       (0.08)     1.00      8.65      316,290      0.34       8.28         0.80        7.82
 1989                1.00        0.09       (0.09)     1.00      8.87      186,151      0.37       8.62         0.90        8.05
 1988                1.00        0.07       (0.07)     1.00      6.70       82,399      0.55       6.54         1.14        5.96
 1987                1.00        0.06       (0.06)     1.00      5.85       35,054      0.54       5.60         1.01        5.13
 1986/1/             1.00        0.06       (0.06)     1.00      3.36+      56,416      0.59       6.93         1.21        6.31

 Series B
 1995**             $1.00       $0.03      $(0.03)    $1.00      2.59%+   $ 18,064      0.75%      5.08%        1.10%       4.73%
 1995                1.00        0.05       (0.05)     1.00      4.89       17,583       0.73      4.86         1.10        4.49
 1994                1.00        0.03       (0.03)     1.00      2.74       11,451       0.72      2.70         1.10        2.32
 1993*               1.00        0.01       (0.01)     1.00      1.23+      15,330       0.76      2.52         1.15        2.13
----------------
Treasury Reserve
----------------
 Series A
 1995**             $1.00       $0.03      $(0.03)    $1.00      2.69%+   $526,081       0.50%     5.28%        0.85%       4.93%
 1995                1.00        0.05       (0.05)     1.00      4.98      479,206       0.48      4.91         0.85        4.54
 1994                1.00        0.03       (0.03)     1.00      2.91      484,974       0.48      2.87         0.86        2.49
 1993                1.00        0.03       (0.03)     1.00      2.96      446,788       0.46      2.89         0.85        2.50
 1992                1.00        0.05       (0.05)     1.00      4.73      444,388       0.38      4.58         0.82        4.14
 1991                1.00        0.07       (0.07)     1.00      7.11      427,439       0.37      6.80         0.82        6.35
 1990                1.00        0.08       (0.08)     1.00      8.38      270,524       0.37      8.03         0.84        7.56
 1989/2/             1.00        0.06       (0.06)     1.00      4.66+     220,479       0.20      9.26         0.84        8.62

 Series B
 1995**             $1.00       $0.03      $(0.03)    $1.00      2.56%+   $ 22,023       0.75%     5.03%        1.10%       4.68%
 1995                1.00        0.05       (0.05)     1.00      4.72       21,612       0.73      4.81         1.10        4.44
 1994                1.00        0.03       (0.03)     1.00      2.65        7,573       0.73      2.62         1.11        2.24
 1993*               1.00        0.01       (0.01)     1.00      1.21+       7,672       0.75      2.46         1.14        2.07
----------------
Tax-Free Reserve
----------------
 Series A
 1995**             $1.00       $0.02      $(0.02)    $1.00      1.66%+   $ 59,109       0.50%     3.27%        0.85%       2.92%
 1995                1.00        0.03       (0.03)     1.00      3.12       62,756       0.48      3.09         0.85        2.72
 1994                1.00        0.02       (0.02)     1.00      2.03       79,384       0.49      2.00         0.87        1.62
 1993                1.00        0.02       (0.02)     1.00      2.23       72,255       0.51      2.20         0.89        1.82
 1992                1.00        0.03       (0.03)     1.00      3.56       80,147       0.37      3.39         0.88        2.88
 1991/3/             1.00        0.01       (0.01)     1.00      1.07+      42,573       0.06      4.20         0.81        3.45

 Series B
 1995**             $1.00       $0.02      $(0.02)    $1.00      1.53%+   $  2,264       0.75%     3.02%        1.10%       2.67%
 1995                1.00        0.03       (0.03)     1.00      2.86        1,524       0.73      2.80         1.10        2.43
 1994                1.00        0.02       (0.02)     1.00      1.78        2,708       0.74      1.75         1.12        1.37
 1993*               1.00        0.01       (0.01)     1.00      0.85+       1,795       0.76      1.71         1.14        1.33

   +  Returns are for the period indicated and have not been annualized.
   *  Series B has been offered  since  January 4, 1993.  Ratios for this period have been annualized.
  **  Ratios for this six-month period ended December 31, 1995, have been annualized.
   1  Cash Reserve commenced operations on August 16, 1985. Ratios for this period have been annualized.
   2  Treasury Reserve commenced operations on November 21, 1988. Ratios for this period have been annualized.
   3  Tax-Free Reserve commenced operations on April 16, 1991. Ratios for this period have been annualized.
      See accompanying notes to financial statements.

As of December 31, 1995 (unaudited)
Notes to Financial Statements                                      / / CoreFund
--------------------------------------------------------------------------------
1. Organization

        The CoreFund Growth Equity Fund, Value Equity Fund, Equity Index Fund, International Growth Fund, Balanced Fund (the Equity Funds), Government Income Fund, Intermediate Bond Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund (the Fixed Income Funds), Cash Reserve, Treasury Reserve, and Tax-Free Reserve (the Money Market Funds) are portfolios offered by CoreFunds, Inc. (The Company), an open-end investment company registered under the Investment Company Act of 1940, as amended. The Company is presently authorized to offer 17 separate portfolios (the Portfolios):

             Equity Portfolios:                      Money Market Portfolios:
             Growth Equity Fund                      Cash Reserve
             Value Equity Fund                       Treasury Reserve
             Equity Index Fund                       Tax-Free Reserve
             International Growth Fund               Fiduciary Reserve
             Balanced Fund                           Fiduciary Treasury Reserve
                                                     Fiduciary Tax-Free Reserve


             Fixed Income Portfolios:
             Government Income Fund
             Intermediate Bond Fund
             Intermediate Municipal Bond Fund
             Global Bond Fund
             Pennsylvania Municipal Bond Fund
             New Jersey Municipal Bond Fund

        The financial statements of the Equity Funds are included on pages 26 to 46, the financial statements of the Fixed Income Funds are included on pages 47 to 62 and the financial statements of the Money Market Funds are included on pages 63 to 74. The financial statements of the Fiduciary Reserve, Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve are not presented herein. The assets of each Portfolio are segregated, and a Shareholder's interest is limited to the Portfolio in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

2.  Significant Accounting Policies

        The following is a summary of significant accounting policies followed by the Portfolios.

        Security Valuation--Investment securities of the Equity and Fixed Income Funds which are listed on a securities exchange for which market quotations are available are valued by an independent pricing service at the last quoted sales price for such securities on each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price using procedures determined in good faith by the Board of Trustees. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

        Investment securities of the Money Market Funds are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

        The books and records of the International Growth Fund and Global Bond Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

        (I) market value of investment securities, asset and liabilities at the current rate of exchange; and
       (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

        The International Growth Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
        The International Growth Fund and Global Bond Fund report certain foreign currency related transactions as components of unrealized and realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.
        Forward Foreign Currency Contracts--The International Growth Fund and Global Bond Fund enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. The aggregate principal amounts of the contracts are not recorded as the funds intend to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The funds realize gains or losses at the time forward contracts are extinguished. Financial future contracts are valued at the settlement price established each day by the board of trade on exchange on which they are traded.
        Security Transactions and Investment Income--Security transactions are accounted for on the trade date of the security purchase or sale. Cost used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period, which is calculated using the effective interest method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-date.
        Repurchase Agreements--Securities pledged as collateral for Repurchase Agreements are held by each Portfolio's custodian bank until maturity of the Repurchase Agreements. Provisions of the Agreements and procedures adopted by the Advisor ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into insolvency proceedings, realization of collateral by the Portfolio may be delayed or limited.
        Expenses--Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Company are prorated to the Portfolios on the basis of relative net assets. Series specific expenses, such as the 12B-1 fees, are borne by that series. Income, other expenses and accumulated realized and unrealized gains and losses of a Portfolio are allocated to the respective series on the basis of the relative net asset value each day.
        Distribution to Shareholders--The Growth Equity, Value Equity, Equity Index, Balanced Funds and Global Bond Fund declare and pay dividends on a quarterly basis. The International Growth Fund declares and pays dividends on a semi-annual basis. Such dividends are reinvested in additional shares unless otherwise requested. The Government Income Fund, Intermediate Bond Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Cash Reserve, Treasury Reserve and Tax-Free Reserve distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Portfolio are distributed to its shareholders at least annually.
        Federal Income Taxes--It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income tax is required.
        Other--All organizational costs incurred with the start up of the Balanced Fund, Government Income Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Pennsylvania Municipal Bond Fund and New Jersey Municipal Bond Fund are being amortized on a straight line basis over a period of sixty months. If any or all of the shares representing initial capital of each fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational cost balance in the same proportion as the number of shares redeemed bears to the initial shares outstanding immediately preceding the redemption.

                                                                    / / CoreFund

        Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Advisory and Custodial Services

        Pursuant to investment advisory agreements dated June 23, 1987 (Treasury Reserve and Cash Reserve), December 5, 1989 (International Growth, Value Equity and Equity Index), March 25, 1991 (Growth Equity, Balanced, Government Income Bond Fund, Intermediate Bond Fund, Intermediate Municipal Bond Fund, Global Bond Fund and Tax-Free Reserve), and May 15, 1994 (Pennsylvania Municipal Bond Fund and New Jersey Municipal Bond Fund), investment advisory services are provided to the Funds by CoreStates Investment Advisers, Inc. (CoreStates Advisers), a wholly-owned subsidiary of CoreStates Bank, N.A. (CoreStates Bank), itself a wholly-owned subsidiary of CoreStates Financial Management Corporation. CoreStates Advisers is entitled to receive an annual fee of 0.75% on the average net assets of the Growth Equity and Value Equity Funds, 0.40% on the average net assets of the Equity Index Fund, 0.80% on the average net assets of the International Growth Fund, 0.70% on the average net assets of the Balanced Fund, 0.60% on the average net assets of the Global Bond Fund and 0.50% on the average net assets of the Government Income Fund, Intermediate Bond Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund and each of the Money Market Funds. Such fee is computed daily and paid monthly. During the six-month period ended December 31, 1995, CoreStates Advisers voluntarily waived a portion of their fees in order to assist the Funds in maintainingy competitive expense ratios.
        CoreStates Bank serves as Custodian to the Company. No fees are being paid to CoreStates Bank for such Services. Sub-Advisory services are provided to the CoreStates Adviser for Value Equity Fund by Cashman, Farrell and Associates and for the International Growth Fund by Martin Currie, Inc. (The "Sub-Advisers") pursuant to a sub-advisory agreement dated December 5, 1989. Sub-Advisory services are provided for the Global Bond Fund by Alpha Global Corporation pursuant to a sub-advisory agreement dated June 30, 1994. Under the terms of such agreements, the Sub-Advisers are entitled to receive a fee from CoreStates Advisers. Such a fee is computed daily and paid monthly. CoreStates Advisers is responsible for the supervision, and payment of fees to the Sub-Adviser in connection with their services.

4. Administrative, Transfer Agent and Distribution Services

        Pursuant to an Administration agreement dated October 30, 1992, as amended June 1, 1995, SEI Financial Management Company (SEI) acts as the Portfolio's Administrator. Under the terms of such agreement, SEI is entitled to receive an annual fee of 0.25% on the average net assets of the Portfolios. Such fee is computed daily and paid monthly. SEI voluntarily waives a portion of their fees in order to assist the Funds in maintaining competitive expense ratios.
        Effective for the period July 1, 1995 to November 16, 1995, SEI Financial Management Corporation acted as the Transfer Agent of the Trust. Pursuant to a Transfer Agency agreement dated November 16, 1995, State Street Bank and Trust Company acts as the Portfolio's Transfer Agent. As such, State Street Bank and Trust Company provides transfer agency, dividend disbursing and shareholder servicing for the Portfolios.
        On November 2, 1992, SEI Financial Services (SFS), a wholly owned subsidiary of SEI, became the "Portfolios" exclusive Distributor pursuant to a distribution agreement dated October 30, 1992.
        The Company has adopted a Distribution Plan (the Plan) for those Portfolios offering Series B shares. The Plan provides for the payment by the Company to the Distributor of up to 0.25% of the daily net assets of each Series B Portfolio to which the Plan is applicable. The Distributor is authorized to use this fee as compensation for its distribution related services and as payment to certain securities broker/dealers and financial institutions which enter into shareholder servicing agreements or broker agreements with the Distributor. The Portfolios paid approximately $404,000 to affiliated brokers for commissions earned on the sales of the Funds.
        Certain officers of the Company are also officers of the Administrator. Such officers are paid no fees by the Portfolios.
        The Portfolios have paid legal fees to a law firm in which the Secretary of the Company is partner.

5. Investment Transactions
        During the six-month period ended December 31, 1995, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

--------------------------------------------------------------------------------

                                                        ------------------------------   ------------------------------
                                                                   Purchases                            Sales
                                                        ------------------------------   ------------------------------
                                                            U.S.                              U.S.
      Portfolio Investment Transactions (000)           Government    Other      Total    Government    Other      Total
                                                        ----------   ------     ------    ----------   ------     ------
      Growth Equity Fund                                     --      41,531     41,531         --      38,321     38,321
      Value Equity Fund                                      --      31,169     31,169         --      39,138     39,138
      Equity Index                                           --      17,216     17,216         --      13,192     13,192
      International Growth Fund                              --      17,037     17,037         --      21,332     21,332
      Balanced                                            2,304      17,924     20,228      2,500      18,805     21,305
      Government  Income                                  6,236       3,868     10,104      5,025       3,389      8,414
      Intermediate Bond Fund                             49,057       4,990     54,046     41,571      11,592     53,163
      Intermediate Municipal Fund                            --          --         --         --         149        149
      Global Bond                                            --      10,031     10,031         --       5,557      5,557
      Pennsylvania Municipal Bond Fund                       --         465        465         --         133        133
      New Jersey Municipal Bond Fund                         --         197        197         --         161        161

--------------------------------------------------------------------------------

        At June 30, 1995, the Growth Equity Fund, Balanced Fund, Government Income Fund, Intermediate Bond Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Cash Reserve and Tax-Free Reserve had capital loss carryforwards for federal tax purposes of approximately $1,520,000, $3,000, $240,000, $1,509,000,
$38,000, $1,203,000, $23,000 and $48,000, respectively, resulting from security sales. For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains. The Income Fund, Intermediate Bond Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Cash Reserve and Tax-Free Reserve Funds expires in 2003.
        On December 31, 1995 the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial purposes. The aggregate gross unrealized gain or loss on securities at December 31, 1995 for each portfolio within the CoreFunds is as follows:

--------------------------------------------------------------------------------

                                                           -------------      ------------       -------
                                                             Aggregate          Aggregate
                                                                Gross             Gross
      Aggregate Gross Unrealized Gain Loss (000)            Appreciation      Depreciation          Net
                                                            ------------      ------------        -------
      Growth Equity Fund                                      $104,646         $ (83,234)         $21,412
      Value Equity Fund                                         33,213           (30,159)           3,054
      Equity Index                                             131,904          (100,800)          31,104
      International Growth Fund                                 15,298            (5,043)          10,255
      Balanced                                                  72,539           (61,886)          10,653
      Government Income                                         14,936           (14,609)             327
      Intermediate Bond Fund                                    62,255           (61,389)             866
      Intermediate Municipal Fund                                1,228            (1,208)              20
      Global Bond                                                1,754               (41)           1,713
      Pennsylvania Municipal Bond Fund                           3,006            (2,826)             180
      New Jersey Municipal Bond Fund                             1,635            (1,543)              92

--------------------------------------------------------------------------------

                                                                    / / CoreFund
6. Forward Foreign Currency Contracts

The International Growth Fund and Global Bond Fund enter into forward foreign currency contracts as hedges against portfolio positions. Such contracts, which protect the value of a Fund's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. The following forward foreign currency contracts were outstanding at December 31, 1995:
--------------------------------------------------------------------------------

                                                         ---------------     -----------        --------------
                                                                                                  Unrealized
                                                           Contracts to      In Exchange         Appreciation
           Maturity Date                                 Deliver/Receive         For            (Depreciation)
           -------------                                 ---------------     -----------        --------------
      International Growth Fund:
      Foreign Currency Sales:
      02/14/96                                          JY  1,781,246,580    $17,904,000          $ 537,720
                                                                                                  =========
      Global Bond Fund:
      Foreign Currency Sales:
      02/13/96-02/22/96                                 DM      7,936,000    $ 5,511,563          $ (40,774)
      01/22/96-03/18/96                                 DK     17,840,000      3,239,801             21,525
      01/22/96-02/22/96                                 FF     24,470,000      4,986,142            (22,338)
      01/22/96-02/22/96                                 NL      2,681,000      1,695,100             18,795
      01/22/96-03/18/96                                 UK      1,910,000      2,955,863              1,678
                                                                                                  ---------
                                                                                                  $ (21,114)
                                                                                                  =========

-------------------------------------------------------------------------------
Currency Legend

DM        German Marks
DK        Danish Kroner
FF        French Francs
JY        Japanese Yen
NL        Netherlands Guilder
UK        British Pounds Sterling

        At December 31, 1995, the Global Bond Fund had unrealized gains on closed but unsettled forward foreign currency contracts of $11,408 scheduled to settle on January 31, 1996.

7. Concentration of Credit Risk

        The Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, and Tax-Free Reserve invest in debt instruments of municipal issuers. Although these Funds maintain a diversified portfolio, with the exception of the Pennsylvania Municipal Bond Fund and the New Jersey Municipal Bond Fund, the issuers ability to meet their obligations may be affected by economic developments in a specific state or region.
        The Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, and Tax-Free Reserve invest in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At December 31, 1995, the percentage of portfolio investments by each revenue source was as follows:

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------

                                                          ------------   ------------    ----------    --------
                                                          Intermediate   Pennsylvania    New Jersey
                                                            Municipal      Municipal      Municipal
                                                              Bond           Bond           Bond       Tax-Free
                                                              Fund           Fund           Fund        Reserve
                                                          ------------   ------------    ----------     --------
      Revenue Bonds:
      Education Bonds                                          20%            14%            19%          10%
      Health Care Bonds                                        --              7              7            8
      Transportation Bonds                                     21              7              3            4
      Utility Bonds                                            13             14             14            4
      Housing Bonds                                            --             11             --           10
      Pollution Control Bonds                                  --             --             --           11
      Industrial Bonds                                         --             10              5            3
      Other                                                     4             --              7           --
      General Obligations                                      42             37             45            6
      Tax Exempt Commercial Paper                              --             --             --           34
      Tax and Revenue Anticipation Notes                       --             --             --            5
      Tax Anticipation Notes                                   --             --             --            5
                                                              ---            ---            ---          ---
                                                              100%           100%           100%         100%

-------------------------------------------------------------------------------

        The rating of long-term debt as a percentage of total value of investments at December 31, 1995 is as follows:

-------------------------------------------------------------------------------

                                           ------------    ------------    ----------    ------     -----------     -----------
                                                                                                   Pennsylvania     New Jersey
                                           Intermediate    Intermediate    Government    Global    Intermediate    Intermediate
                                               Bond          Municipal       Income       Bond      Municipal        Municipal
                                               Fund            Fund           Fund        Fund        Fund             Fund
                                           ------------    ------------    ----------    ------     -----------     -----------
Standard & Poors Ratings:
      AAA                                       71              66             96          71          74               40
      AA                                        --              17             --          12          10               23
      AA+                                       --               5             --          11          --                7
      AA-                                        8               8             --           2           8               12
      A+                                         2              --             --           4           5               --
      A                                          4               4             --          --           3               --
      NR                                        15              --              4          --          --               18
                                               ---             ---            ---         ---         ---              ---
                                               100%            100%           100%        100%        100%             100%

-------------------------------------------------------------------------------

                                                                    / / CoreFund

        Many municipalities insure their obligations with insurance underwritten by insurance companies which undertake to pay a holder, when due, the interest and principal amount on an obligation if the issuer defaults on its obligation. Although and insurance reduces the risk of loss due to default by issuer, there is no assurance that the insurance company will meet its obligations. Also, some of the securities have credit enhancements (letters of credit or guarantees issued by third party domestic or foreign banks or other institutions). At December 31, 1995, the percentage of securities with credit enhancements are as follows:

      ---------------------------------------------------------------
                                              --------      ---------
                                               Letters
                                                 of           Bond
                                               Credit       Insurance
                                               ------       ---------
      Intermediate Municipal Fund                --           59.82
      Pennsylvania Municipal Bond Fund           --           60.77
      New Jersey Municipal Bond Fund             --           40.21
      Tax-Free Reserve Fund                    89.89          10.11
      ---------------------------------------------------------------

                                      NOTES

                                      NOTES

                                      NOTES

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation. The report is not authorized for distribution to prospective investors in the corporation unless preceded or accompanied by an effective prospectus. Shares in the Funds are not deposits or obligations of, or guaranteed or endorsed by, CoreStates Bank, N.A., the parent corporation of each Fund's investment adviser. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in shares of a mutual fund involve risks, including the possible loss of principal. CoreStates Bank, N.A. serves as custodian for the Funds.

CoreFunds, Inc.
/ /

Directors
Emil J. Mikity, Chairman
George H. Strong
Erin Anderson

Officers
David G. Lee, President
James W. Jennings, Secretary

Investment Adviser
CoreStates Investment Advisers, Inc.
Philadelphia, PA  19101

Administrator
SEI Financial Management Corporation
Wayne, PA  19087

Distributor
SEI Financial Services Company
Wayne, PA  19087

Legal Counsel
Morgan, Lewis & Bockius
Philadelphia, PA  19103

Auditors
Ernst & Young LLP
Philadelphia, PA  19103

Investment Adviser

[CORESTATES LOGO]
CoreStates

CoreStates
Investment Advisers




         /  /

         CoreFund

         Family of
         Mutual Funds

             Equity Funds
         / / Growth Equity
         / / Value Equity
         / / Equity Index
         / / International Growth
         / / Balanced

             Fixed Income Funds
         / / Government Income
         / / Intermediate Bond
         / / Intermediate Municipal Bond
         / / Global Bond
         / / Pennsylvania Municipal Bond
         / / New Jersey Municipal Bond

             Money Market Funds
         / / Cash Reserve
         / / Treasury Reserve
         / / Tax-Free Reserve

Shareholder Services

For more information on opening a new account, making changes to existing accounts, purchasing, exchanging or redeeming shares, or other investor services, call CoreFund at 1-800-355-CORE(2673).




COR-F-043-03

                      APPENDIX A -- Description of Graphics


GRAPHIC 1 --
Appears on the Front Cover of the Printed Document.
It is a photograph of many eggs with a golden egg in the center.

GRAPHIC 2--
Appears on the Inside Front Cover of the Printed Document.
It is a photograph of many eggs with a golden egg in the center.

GRAPHIC 3 --
Picture of Emil J. Mikity, Chairman of the Board of Directors of the CoreFunds sitting in a chair.

GRAPHIC 4 --
Bar graph depicting Capital Market Returns for the six months ended December 31, 1995 and the year ended December 31, 1995. The plot points are as follows:



Index                                   Six Months Ended                  Year Ended
                                        December 31, 1995              December 31, 1995
                                        -----------------              -----------------
DJIA                                          13.74                          36.98
S&P 500                                       14.45                          37.57
SBBI                                           6.32                          18.55
JPMGB (US$H)                                   7.36                          17.91
EAFE                                           8.36                          11.17

GRAPHIC 5 --
Picture of Mark E. Stalnecker, Chairman and Chief Investment Officer of CoreStates Investment Advisers, Inc. leaning against a chair.

GRAPHIC 6 --
Bar graph depicting Stocks - International vs. Domestic Returns for 1, 2, 3, 4, & 5 years for the S&P 500 and the EAFE indices. The plot points are as follows:


                     1 year               2 year               3 year            4 year             5 year
Index              Total Return        Total Return         Total Return      Total Return       Total Return
-----              ------------        ------------         ------------      ------------       ------------
S&P 500               37.57               18.05                15.33              13.35               16.59
EAFE                  11.17                9.47                16.68               8.68                9.36


A yield curve in the form of a line graph depicting the three month, six month, one year, two year, three year, five year, ten year and thirty year yields of both a U.S. Treasury Note maturing June 30, 1995 and a U.S. Treasury Note maturing December 31, 1995. The plot points are as follows:

                         U.S. Treasury Note       U.S. Treasury Note
                         (maturing                (maturing
                         June 30, 1995)           December 31, 1995)
Time to Maturity         Yield                    Yield

Three Month              5.63                     5.07
Six Month                5.58                     5.15
One Year                 5.62                     5.13
Two Year                 5.79                     5.15
Three Year               5.85                     5.21
Five Year                5.97                     5.37
Ten Year                 6.20                     5.57
Thirty Year              6.62                     5.95

GRAPHIC 8 --
A picture of a computer chip.


GRAPHIC 9 --
A picture of foreign currency.

GRAPHIC 10 --
A picture of optic fibers.

GRAPHIC 11 -

Pie chart depicting maturity diversification as of December 31, 1995 for the Government Income Fund. The breakdown is as follows:

Under 1 year:  24%
1 -  5 years:  59%
6 - 10 years:  17%

GRAPHIC 12 --
A picture of a broken drug capsule with its contents spilling out.

GRAPHIC 13 --
Pie chart depicting quality diversification as of December 31, 1995 for the Intermediate Bond Fund. The breakdown is as follows:

NR:     15%
A:       6%
AA:      8%
AAA:    71%

GRAPHIC 14 --
Pie chart depicting quality diversification as of December 31, 1995 for the Intermediate Municipal Bond Fund. The breakdown is as follows:

NR:      8%
A:      12%
AA:     21%
AAA:    59%

GRAPHIC 15 --
A picture of Planet Earth.

GRAPHIC 16 --
Pie chart depicting quality diversification as of December 31, 1995 for the Global Bond Fund. The breakdown is as follows:

A:      4%
AA:    25%
AAA:   71%

GRAPHIC 17 --
Pie chart depicting quality diversification as of December 31, 1995 for PA Municipal Bond Fund. The breakdown is as follows:

NR:     1%
A:      8%
AA:    18%
AAA:   73%


GRAPHIC 18 --
Pie chart depicting quality diversification as of December 31, 1995 for NJ Municipal Bond Fund. The breakdown is as follows:

NR:    20%
A:      4%
AA:    38%
AAA:   38%

GRAPHIC 19 --
Picture of a woman taking money out of an ATM.

GRAPHIC 20 --
Pie chart depicting asset allocation as of December 31, 1995 for the Growth Equity Fund. The breakdown is as follows:

Cash Equivalents:      3%
Chemical & Drug:      19%
Consumer Products:    15%
Durable Goods:        33%
Financial:            19%
Retail:                1%
Utilities:             6%
Miscellaneous:         4%

GRAPHIC 21 --
Pie chart depicting asset allocation as of December 31, 1995 for the Value Equity Fund. The breakdown is as follows:

Building & Construction:  2%
Media:                    3%
Chemicals & Drugs:        8%
Durable Goods:           35%
Financial:               18%
Consumer Products:       14%
Energy:                   8%
Retail:                   6%
Miscellaneous:            6%

GRAPHIC 22 --
Pie chart depicting asset allocation as of December 31, 1995 for the Equity Index Fund. The breakdown is as follows:

Cash Equivalents:         1%
Chemicals & Drugs:       13%
Consumer Products:       17%
Durable Goods:           24%
Finance:                 13%
Metals & Mining:          2%
Energy:                  10%
Retail:                   5%
Miscellaneous:            4%
Utilities:               11%

GRAPHIC 23 --
Pie chart depicting country allocation as of December 31, 1995 for the International Growth Fund. The breakdown is as follows:

Cash Equivalents:         3%
Japan:                   33%
United Kingdom:          17%
Other Pacific Rim:       20%
Europe:                  18%
Smaller Markets:         11%

GRAPHIC 24 --
Pie chart depicting security type allocation as of December 31, 1995 for the Balanced Fund. The breakdown is as follows:

U.S. Agency Mortgage Backed Bonds:               2%
U.S. Government Agency Mortgage Backed Bonds:    2%
Corporate Obligations:                           9%
Cash Equivalents:                                9%
Common Stock:                                   60%
Preferred Stock:                                 1%
U.S. Treasury Obligations:                      16%
U.S. Agency Backed Bonds:                        1%

GRAPHIC 25 --
Pie chart depicting security type allocation as of December 31, 1995 for the Government Income Fund. The breakdown is as follows:

Cash Equivalents:               4%
U.S. Treasury Obligations:     23%
U.S. Government Backed Bonds:  65%
U.S. Agency Backed Bonds:       8%

GRAPHIC 26 --
Pie chart depicting security type allocation as of December 31, 1995 for the Intermediate Bond Fund. The breakdown is as follows:

Corporate Bonds:                   15%
Non-Agency Mortgage Backed Bonds:   3%
Cash Equivalents:                  16%
Asset Backed Securities:           25%
U.S. Treasury Obligations:         41%
U.S. Government Backed Bonds:       3%
U.S. Agency Backed Bonds:           5%

GRAPHIC 27 --
Pie chart depicting security type allocation as of December 31, 1995 for the Intermediate Municipal Bond Fund. The breakdown is as follows:

Pre-refunded Securities:    17%
General Obligations:        42%
Revenue Bonds:              41%

GRAPHIC 28 --
Pie chart depicting country allocation as of December 31, 1995 for the Global Bond Fund. The breakdown is as follows:

United Kingdom:      9%
Australia:           5%
Netherlands:         5%
New Zealand:         5%
Other:               5%
United States:      28%
Germany:            17%
France:             16%
Denmark:            10%

GRAPHIC 29 --
Pie chart depicting security type allocation as of December 31, 1995 for the Cash Reserve Fund. The breakdown is as follows:

U.S. Government Securities:  8%
Corporate Securities:       80%
Cash Equivalents:           13%

GRAPHIC 30 --
Pie chart depicting security type allocation as of December 31, 1995 for the Tax-Free Reserve Fund. The breakdown is as follows:

Anticipation Notes:             9%
Pre-refunded Securities:        2%
General Obligations:            6%
Tax Exempt Commercial Paper:   35%
Revenue Bonds:                 48%